UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08073

STATE FARM VARIABLE PRODUCT TRUST

(Exact name of registrant as specified in charter)

Three State Farm Plaza Bloomington, IL	61710-0001
(Address of principal executive offices)	(Zip code)

Michael L. Tipsord One State Farm Plaza Bloomington, Illinois 61710-0001	Alan Goldberg K&L Gates LLP Three First National Plaza 70 West Madison St., Suite 3100 Chicago, Illinois 60602

(Names and addresses of agents for service)

Registrant’s telephone number, including area code: 1-888-702-2307

Date of fiscal year end: 12/31/2011

Date of reporting period: 12/31/2011

ITEM 1.	REPORTS TO STOCKHOLDERS.

1-888-702-2307

State Farm VP Management Corp.

Securities Products Representatives are available

8:00 a.m. until 6:00 p.m. (Central Time)

Monday through Friday (except holidays)

This report and any financial information contained herein are submitted for the general information of the owners of interests in State Farm Life Insurance Company and State Farm Life and Accident Assurance Company Variable Life Separate Accounts or Variable Annuity Separate Accounts (the “Accounts”). This report provides the results of operations for each of the Funds of the State Farm Variable Product Trust. It is possible to invest in these underlying Funds only through the purchase of a State Farm Variable Universal Life Insurance policy or State Farm Variable Deferred Annuity policy. Please read the prospectus and consider the investment objectives, charges and expenses and other information it contains about the Accounts carefully before investing.

Variable Deferred Annuity (VA) policy series 97040 & 97090 in all states except MT, NY, WI; 97090 in MT; A97040 & A97090 in NY, WI.

Variable Universal Life (VUL) policy series 97035, and also 97036 in TX, except MT, NY, WI; 97085 in MT; A97035 in NY & WI.

Before investing, consider the Funds’ investment objectives, risks, charges and expenses. Contact State Farm VP Management Corp. (1-888-702-2307) for a prospectus containing this and other information. Read it carefully.

Investing involves risk, including potential for loss.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, and information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, are available without charge upon request at 1-800-447-4930 and at “http://www.sec.gov.”

The Funds file complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at “http://www.sec.gov.” The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds make the information on Form N-Q available to shareholders upon request without charge at 1-800-447-4930.

Any website referenced in this report is an inactive textual reference only, and information contained in or otherwise accessible through that website does not form a part of, and is not incorporated by reference into, this report.

Distributor: State Farm VP Management Corp.

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Message to Variable Product Customers

Dear Policyowners,

Thank you for purchasing a State Farm® Variable Product. Enclosed is the Annual Report for the 12-month period ended December 31, 2011 for the State Farm Variable Product Trust (“the Trust”). For Funds offered by the Trust, you will find management’s discussion of investment philosophy and process, market and Fund-specific factors that affected a Fund’s performance over the 12-month period, and benchmark index comparisons to help put a Fund’s performance into context. This Annual Report also includes the Trust’s 2011 fiscal year-end audited financial statements and a list of portfolio holdings for each Fund to help you further understand the Fund(s) you own. We encourage your review and consideration of this entire report.

Market Review

During 2011, the financial markets experienced significant challenges and price volatility. The major U.S. equity markets generated mixed results while U.S. fixed income markets posted positive total returns. The major international equity markets generated negative total returns.

In the U.S., equity markets produced somewhat mixed results with large-cap stocks posting a small total return while mid-cap and small cap stocks posted single-digit negative total returns. During this time period, the market environment was influenced by many positive factors, including higher corporate earnings, rising dividends, and generally modest increases in Gross Domestic Product (GDP). Moreover, the Federal Reserve maintained an accommodative monetary policy by leaving the Fed Funds Rate unchanged in a target range of 0% to 0.25%, where it remained for the entire 12-month period ended December 31, 2011. However, the market environment was not without its challenges throughout the period. During the year, equity markets were especially volatile due in part to ongoing sovereign debt issues in several European countries, including Greece, Spain, and Italy. Additionally, the equity markets were negatively impacted by the political unrest in the Middle East, the disasters in Japan, and concerns about federal budget issues here in the United States. For the year ended December 31, 2011, large cap stocks (as represented by the S&P 500® Index1) posted total returns of 2.11%, while mid-cap stocks (as represented by the Russell Midcap® Index2) and small cap stocks (as represented by the Russell 2000® Index3) posted total returns of –1.55% and –4.18%, respectively.

International equities markets, as represented by the MSCI EAFE Free® Index and the MSCI All Country World Index (ACWI) ex-U.S. Index, posted negative total returns of –12.14% and –13.71%, respectively, for the year in U.S. dollar terms. Within the MSCI EAFE Free Index, developed European markets like Greece and Austria were among the weakest performing markets, declining –62.77% and –36.43%, respectively, in U.S. dollar terms. Meanwhile, the United Kingdom – the largest country weighting in the MSCI EAFE Free Index at 23.3% –was among the relatively better performing countries in the Index for the year, declining only –2.56% in U.S. dollar terms. Stock market

[1]

Source: Standard & Poor’s. The S&P 500® Index is a capitalization-weighted measure of common stocks of 500 large U.S. companies. It is not possible to invest directly in an index. Past performance does not guarantee future results.

[2]

Source: Bloomberg. The Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap is a subset of the Russell 1000® Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap represents approximately 31% of the total market capitalization of the Russell 1000 companies. It is not possible to invest directly in an index. Past performance does not guarantee future results.

[3]

Source: Bloomberg. The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. It is not possible to invest directly in an index. Past performance does not guarantee future results.

Message to Variable Product Customers (continued)

performance in emerging market countries was even weaker during the period with the MSCI Emerging Markets Index posting a total return of –18.42% in U.S. dollar terms4.

Within the bond markets, U.S. Treasuries gained ground during the 12-month period ended December 31, 2011 with yields declining across all maturities. The yield on 10-year U.S. Treasuries declined from 3.30% on January 1, 2011, to 1.89% on December 31, 2011. Short-term yields remained low, with 3-month U.S. Treasury yields declining from 0.12% on January 1, 2011, to 0.02% on December 31, 20115. Interest rates were affected by ongoing concerns over the European debt crisis, which helped lift the demand for U.S. Treasuries. Among major fixed income indices, the Barclays Capital Government/Credit Intermediate Index provided a total return of 5.80% for the year ended December 31, 20116.

While changes in the markets, either positive or negative, are part of investing, State Farm Investment Management Corp. has consistently maintained a long-term, disciplined approach to managing investment risk.

We believe individuals increase their chance for investment success by remaining focused on their long-term goals and maintaining an appropriate asset allocation mix7. As always, your registered State Farm agent is available to discuss your financial needs and risk tolerance.

On behalf of the entire State Farm Variable Products team, thank you for your continued business and allowing us to serve your investment needs.

Sincerely,

Joe R. Monk Jr. Senior Vice President
State Farm Investment Management Corp.

[4]

Source: Bloomberg. The Morgan Stanley Capital International Europe, Australasia and Far East Free (EAFE® Free) Index currently measures the performance of stock markets of Europe, Australia, New Zealand, and the Far East. The MSCI All Country World Index (ex-U.S.) (MSCI ACWI ex-U.S. Index) is a free float adjusted market capitalization index that is designed to measure equity market performance in global developed and emerging markets, excluding the United States. As of December 31, 2011, the MSCI ACWI ex-U.S. Index consisted of 44 developed and emerging market country indices. The Morgan Stanley Capital International Emerging Markets Index is a float-adjusted market capitalization index designed to measure equity market performance in global emerging markets. Foreign securities involve risks not normally associated with investing in the U.S., including higher trading and custody costs, less stringent accounting, legal and reporting practices, potential for political and economic instability, and the fluctuation and potential regulation of currency exchange and exchange rates, all of which are magnified in emerging markets. It is not possible to invest directly in an index. Past performance does not guarantee future results.

[5]

Source: The U.S. Department of Treasury. A 10-year U.S. Treasury Bond is a debt obligation issued by the U.S. Treasury that has a term of more than one year, but not more than 10 years. A 3-month U.S. Treasury Bill is a debt obligation issued by the U.S. Treasury that has a term of 92 days or less. U.S. Treasury securities are backed by the full faith and credit of the U.S. government and are guaranteed only as to the prompt payment of principal and interest, and are subject to market risks if sold prior to maturity. Bonds have historically been less volatile than stocks, but are sensitive to changes in interest rates. Past performance does not guarantee future results.

[6]

The Barclays Capital U.S. Government/Credit Intermediate Index contains U.S. Government and corporate bonds with maturities above 1 year and an outstanding par value of at least $250 million. It is not possible to invest directly in an index. Bonds have historically been less volatile than stocks, but are sensitive to changes in interest rates. Past performance does not guarantee future results.

[7]	Asset allocation cannot guarantee a profit or protect against a loss in a declining market.

State Farm Variable Product Trust Large Cap Equity Fund

Management’s Discussion of Fund Performance (unaudited)

Overview

Describe the Fund’s investment objective and philosophy.

The Large Cap Equity Fund (the “Fund”) is sub-advised by Bridgeway Capital Management, Inc. (“Bridgeway”) and Westwood Management Corp. (“Westwood”). Bridgeway and Westwood each manage approximately one-half of the Fund’s assets. State Farm Investment Management Corp. monitors the performance of the sub-advisers and the split of the Fund’s portfolio between the sub-advisers. The benchmark for the Fund is the S&P 500 Index (the “Index”).

The Fund seeks long-term growth of capital. In doing so, the Fund invests primarily in large capitalization stock issued by U.S. companies. Bridgeway defines “large stocks” as the largest 1,000 U.S. companies as measured by market capitalization (stock market worth). Westwood defines large capitalization companies as those companies with market capitalizations greater than $5 billion at the time of purchase.

Bridgeway selects stocks using its proprietary, quantitative investment models to identify stocks within the large-cap growth category for the Fund. Growth stocks are those that Bridgeway believes have above average prospects for economic growth. Westwood invests in a portfolio of seasoned companies utilizing a value style of investing in which it chooses those stocks that Westwood believes have earnings prospects that are currently undervalued by the market relative to some financial measure of worth, such as the ratio of price to earnings, price to sales or price to cash flow. Westwood defines seasoned companies as those that generally have been operating for at least three years.

Describe the relevant market environment as it related to the Fund for the reporting period.

The market environment was influenced by many positive factors including: higher corporate earnings, rising dividends, and generally modest increases in Gross Domestic Product (GDP). Moreover, the Federal Reserve maintained an accommodative monetary policy by leaving the Fed Funds Rate unchanged in a target range of 0% to 0.25%, where it remained for the entire 12-month period ended December 31, 2011. However, the market environment was not without its challenges throughout the period. During the fiscal year, equity markets were especially volatile due in part to ongoing sovereign debt issues in several European countries, including Greece, Spain, and Italy. Additionally, the equity markets were negatively impacted by the political unrest in the Middle East, the disasters in Japan, and concerns about federal budget issues here in the United States.

Throughout the year, oil and gold prices were volatile. Oil prices began the period at around $91/barrel and rose to around $99/barrel by the end of December 2011, an increase of 8% for the 12-month period. Gold prices began the period at around $1,421 per troy ounce and increased to around $1,566/oz. by the end of December 2011, an increase of 10% for the 12-month period.

Due in part to concerns of the sovereign debt crisis in Europe, the U.S. dollar gained against the euro and British pound during the period. For the period January 2011 through December 2011, the U.S. dollar increased by approximately 3% to $1.30/euro. Versus the British pound, the U.S. dollar increased by less than 1% during the period to $1.55/£.

The 12-month total return for the S&P 500 Index was 2.11% for the period ended December 31, 2011. The total return for the period reflected an increase in corporate earnings per share for the S&P 500 Index companies of approximately 16%, a contraction of the price/earnings valuation of the S&P 500 Index of approximately –14%, and a dividend return of approximately 2.1%.

Growth stocks, as represented by the Russell 1000® Growth Index, produced a total return of 2.64%, which outperformed value stocks, as represented by the Russell 1000® Value Index, which experienced a total return of 0.39%1.

[1]

The Russell 1000® Growth Index is an unmanaged market capitalization-weighted index of growth-oriented stocks of the largest U.S. domiciled companies. It includes those Russell 1000 companies with higher price-to-book ratios and higher expected growth values. The Russell 1000® Value Index is an unmanaged market capitalization-weighted index of value-oriented stocks of the largest U.S. domiciled companies. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values.

Provide an illustration of the Fund’s investments.

How did the Fund perform during the reporting period?

For the 1-year period ended December 31, 2011, the Large Cap Equity Fund had a total return of –0.12% compared to a 2.11% return for the S&P 500 Index. The line graph and table below provide additional perspective on the Fund’s long term results.

The performance data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that your account value, when redeemed, may be worth more or less than the premiums you paid. Recent performance may be less than the figures shown. Obtain contract-level standardized total returns current to the most recent month-end on statefarm.com® for the State Farm Variable Deferred Annuity Policy at “http:// www.statefarm.com/insurance/life_annuity/annuity/variable/vdapandr.asp” and the State Farm Variable Universal Life Insurance Policy at “http://www.statefarm.com/insurance/life_annuity/life/vari_univ/vulpandr.asp”.

*

The S&P 500® Index tracks the common stock performance of large U.S. companies in the manufacturing, utilities, transportation, and financial industries. In total, the S&P 500 is comprised of 500 common stocks. Unlike an investment in the Large Cap Equity Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

Performance Analysis

What factors helped and hindered performance during the reporting period?

During the 1-year period ended December 31, 2011, Bridgeway and Westwood generated portfolio returns (before fees and expenses) of 1.28% and 0.17%, respectively, compared to a 2.11% return for the S&P 500 Index over the same time period.

There were 133 equity holdings in the Fund totaling approximately $35.6 million in assets at end of the reporting period compared to 119 holdings and approximately $35.8 million in assets one year earlier.

Below are discussions concerning the individual investments made by Bridgeway and Westwood during the course of the reporting period.

Bridgeway Capital Management, Inc. (50.36% of the Fund’s total investments)

Among the largest contributions to Bridgeway’s performance during the year were holdings within the Health Care (10.45% of Bridgeway’s total investments), Consumer Staples (8.54% of Bridgeway’s total investments) and Consumer Discretionary (21.19% of Bridgeway’s total investments) sectors. Within the Health Care sector, Intuitive Surgical Inc. (0.75% of Bridgeway’s total investments), Bristol-Myers Squibb Co. (1.12% of Bridgeway’s total investments) and Allergan Inc. (0.48% of Bridgeway’s total investments) were among the largest contributors to Bridgeway’s performance with each posting double-digit gains during the period. Within the Consumer Staples sector, several holdings including The Estee Lauder Companies Inc. (1.28% of Bridgeway’s total investments), Brown-Forman Corp. (1.22% of Bridgeway’s total investments), Colgate-Palmolive Co. (1.05% of Bridgeway’s total investments), and Wal-Mart Stores Inc. (1.36% of Bridgeway’s total investments) were among the largest contributors to Bridgeway’s performance with each posting double-digit gains during the period. Wal-Mart Stores Inc. (1.80% of the Fund’s total net assets) is also the Fund’s second largest holding. Within the Consumer Discretionary sector, Ross Stores Inc. (2.32% of Bridgeway’s total investments) was the overall largest contributor to Bridgeway’s performance with a double-digit gain. Also within the Consumer Discretionary sector, Starbucks Corp. (0.65% of Bridgeway’s total investments), TJX Companies Inc. (1.05% of Bridgeway’s total investments) and McDonald’s Corp. (1.42% of Bridgeway’s total investments) were among the largest contributors to Bridgeway’s performance with each posting double-digit gains.

Also contributing to Bridgeway’s positive performance were several holdings in the Information Technology (26.61% of Bridgeway’s total investments) and Industrials (11.06% of Bridgeway’s total investments) sectors. Within the Information Technology sector, Apple Inc. (3.08% of Bridgeway’s total investments), International Business Machines Corp. (1.90% of Bridgeway’s total investments), MasterCard Inc. (1.62% of Bridgeway’s total investments) and Intel Corp. (1.20% of Bridgeway’s total investments) were among the largest contributors to Bridgeway’s performance with each posting double-digit gains. Apple Inc. (1.55% of the Fund’s total net assets) and Intel Corp. (1.55% of the Fund’s total net assets) are also the Fund’s eighth and seventh largest holdings, respectively. Within the Industrials sector, Union Pacific Corp. (1.15% of Bridgeway’s total investments), WW Grainger Inc. (1.63% of Bridgeway’s total investments) and Lockheed Martin Corp. (1.10% of Bridgeway’s total investments) were also among the largest contributors to Bridgeway’s performance with each posting double-digit gains during the period. Union Pacific Corp. (1.56% of the Fund’s total net assets) is also the Fund’s sixth largest holding.

Although the Consumer Discretionary sector was an overall contributor to Bridgeway’s performance, Netflix Inc. was a major detractor to Bridgeway’s performance during the year before being completely sold from Bridgeway’s portion of the Fund’s portfolio. Additional major detractors to Bridgeway’s performance within the Consumer Discretionary sector included The Gap Inc. (0.88% of Bridgeway’s total investments), TRW Automotive Holdings Corp. (0.80% of Bridgeway’s total investments), Wynn Resorts Ltd. (0.84% of Bridgeway’s total investments) and Ford Motor Co. (0.59% of Bridgeway’s total investments) with each posting double-digit losses.

Additional major detractors to Bridgeway’s performance came mainly from the Information Technology (26.61% of Bridgeway’s total investments), Materials (5.54% of Bridgeway’s total investments) and Energy (9.52% of Bridgeway’s total investments) sectors. Within the Information Technology sector, F5 Networks Inc. (1.96% of Bridgeway’s total investments), Atmel Corp. (0.91% of Bridgeway’s total investments), JDS Uniphase Corp. (0.63% of Bridgeway’s total investments) and Hewlett-Packard Co. (0.53% of Bridgeway’s total investments) each posted double-digit declines. Within the Materials sector, Freeport-McMoRan Copper & Gold Inc. (1.00% of Bridgeway’s total investments) was the overall largest single detractor to Bridgeway’s performance during the year and posted a double-digit loss. Likewise, Alcoa Inc. (0.40% of Bridgeway’s total investments) weighed negatively on Bridgeway’s performance and posted a double-digit loss. Within the Energy sector, Alpha Natural Resources Inc. and Nabors Industries Ltd. were major detractors to Bridgeway’s performance before both being completely sold from Bridgeway’s portion of the Fund’s portfolio. Likewise, Cimarex Energy Co. (0.47% of Bridgeway’s total investments) weighed negatively on Bridgeway’s performance and posted a double-digit loss.

Westwood Management Corp. (49.64% of the Fund’s total investments)

Among the largest contributions to Westwood’s performance during the year were holdings within the Health Care (16.63% of Westwood’s total investments), Consumer Staples (10.56% of Westwood’s total investments), and Industrials (9.57% of Westwood’s total investments) sectors. Within the Health Care sector, Pfizer Inc. (2.97% of Westwood’s total investments) was the overall largest contributor to Westwood’s performance with a double-digit gain. Also within Health Care, Abbott Laboratories (1.80% of Westwood’s total investments), was also a double-digit gainer while Johnson & Johnson (2.96% of Westwood’s total investments) and Merck & Co. Inc. (1.99% of Westwood’s total investments) were among large contributors to Westwood’s performance with both posting single-digit gains. Johnson & Johnson (1.76% of the Fund’s total net assets) is also the Fund’s third largest holding. Within the Consumer Staples sector, Philip Morris International Inc. (2.16% of Westwood’s total investments), CVS Caremark Corp. (2.16% of Westwood’s total investments), and Wal-Mart Stores Inc. (2.24% of Westwood’s total investments) were among the largest contributors to Westwood’s performance with each posting double-digit gains. Wal-Mart Stores Inc. (1.80% of the Fund’s total net assets) is also the Fund’s second largest holding. Within the Industrials sector, Union Pacific Corp. (1.98% of Westwood’s total investments) and Boeing Co. (2.02% of Westwood’s total investments) were among the largest contributors to Westwood’s performance with each posting double-digit gains. Union Pacific Corp. (1.56% of the Fund’s total net assets) is also the Fund’s sixth largest holding.

Also contributing to Westwood’s positive performance were holdings in the Consumer Discretionary sector (8.35% of Westwood’s total investments), including Comcast Corp. (2.13% of Westwood’s total investments) and Time Warner Inc. (2.21% of Westwood’s total investments) with both posting double-digit gains. Comcast Corp. (1.54% of the Fund’s total net assets) is also the Fund’s ninth largest holding. Within the Energy sector (13.96% of Westwood’s total investments); Chevron Corp. (2.17% of Westwood’s total investments), Exxon Mobil Corp. (2.15% of Westwood’s total investments) and EQT Corp. (1.90% of Westwood’s total investments) were also among the largest contributors to Westwood’s performance with each posting double-digit gains. Chevron Corp. (1.66% of the Fund’s total net assets) and Exxon Mobil Corp. (1.60% of the Fund’s total net assets) are also the Fund’s fourth and fifth largest holdings, respectively.

The Financials (18.55% of Westwood’s total investments) sector was the largest overall detractor to Westwood’s performance. Within the Financials sector, Bank of America Corp. (1.80% of Westwood’s total investments) was the largest individual detractor to Westwood’s performance during the year with a double-digit loss. Also within Financials, JPMorgan Chase & Co. (2.16% of Westwood’s total investments), MetLife Inc. (2.03% of Westwood’s total investments) and Aflac Inc. (1.88% of Westwood’s total investments) were also among large detractors to Westwood’s performance with each posting double-digit losses. Additional major detractors to Westwood’s performance came from a broad range of sectors, including Consumer Discretionary (8.35% of Westwood’s total investments) and Energy (13.96% of Westwood’s total investments). Within the Consumer Discretionary sector, General Motors Co. (1.84% of Westwood’s total investments) was among the largest detractors to Westwood’s performance and posted a double-digit loss. Likewise, within the Energy sector, Apache Corp. (1.89% of Westwood’s total investments) was a major detractor and posted a double-digit loss. Newfield Exploration Co. was also a major detractor to Westwood’s performance before being completely sold from Westwood’s portion of the Fund’s portfolio.

Financial highlights for this Fund can be found on page 100.

State Farm Variable Product Trust Small/Mid Cap Equity Fund

Management’s Discussion of Fund Performance (unaudited)

Overview

Describe the Fund’s investment objective and philosophy.

The Small/Mid Cap Equity Fund (the “Fund”) is sub-advised by Bridgeway Capital Management, Inc. (“Bridgeway”) and Rainier Investment Management, Inc. (“Rainier”). Bridgeway and Rainier each manage approximately one-half of the Fund’s assets. State Farm Investment Management Corp. monitors the performance of the sub-advisers and the split of the Fund’s portfolio between the sub-advisers. The benchmark for the Fund is the Russell 2500® Index (the “Index”).

The Fund seeks long-term growth of capital. In doing so, the Fund invests primarily in small- and mid-capitalization stocks issued by U.S. companies. An allocation to small- and mid-cap stocks allows for investment exposure to some companies in the earlier stages of development relative to more mature, larger capitalization companies. Bridgeway invests in stocks whose market capitalization (stock market value) falls within the range of the Russell 2000 Index, an unmanaged, market value weighted index, which measures performance of the 2,000 companies that are between the 1,000th and 3,000th largest in the market with dividends reinvested. Rainier invests in U.S. companies with market capitalizations within the range of companies included in the Russell Midcap® Index.

Bridgeway selects stocks using its proprietary, quantitative investment models to identify small- and mid-cap “value” stocks. Bridgeway defines a “value” stock as one that it believes is priced cheaply relative to some financial measures of worth, such as the ratio of price to earnings, price to sales, or price to cash flow. In selecting common stock for purchase by the Fund, Rainier emphasizes companies that it believes are likely to demonstrate superior business growth relative to their peers and whose equities are selling at attractive relative valuations.

Describe the relevant market environment as it related to the Fund for the reporting period.

The market environment was influenced by many positive factors including: higher corporate earnings, rising dividends, and generally modest increases in Gross Domestic Product (GDP). Moreover, the Federal Reserve maintained an accommodative monetary policy by leaving the Fed Funds Rate unchanged in a target range of 0% to 0.25%, where it remained for the entire 12-month period ended December 31, 2011. However, the market environment was not without its challenges throughout the period. During the fiscal year, equity markets were especially volatile due in part to ongoing sovereign debt issues in several European countries, including Greece, Spain, and Italy. Additionally, the equity markets were negatively impacted by the political unrest in the Middle East, the disasters in Japan, and concerns about federal budget issues here in the United States.

Throughout the year, oil and gold prices were volatile. Oil prices began the period at around $91/barrel and rose to around $99/barrel by the end of December 2011, an increase of 8% for the 12-month period. Gold prices began the period at around $1,421 per troy ounce and increased to around $1,566/oz. by the end of December 2011, an increase of 10% for the 12-month period.

Due in part to concerns of the sovereign debt crisis in Europe, the U.S. dollar gained against the euro and British pound during the period. For the period January 2011 through December 2011, the U.S. dollar increased by approximately 3% to $1.30/euro. Versus the British pound, the U.S. dollar increased by less than 1% during the period to $1.55/£.

For the year ended December 31, 2011, the Index posted a total return of –2.51%.

Growth stocks, as represented by the Russell 2500® Growth Index, produced a total return of –1.57%, which outperformed value stocks, as represented by the Russell 2500® Value Index, which experienced a total return of –3.36%1.

[1]

The Russell 2500 Growth Index measures the performance of the small to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2500 Value Index measures the performance of the small to midcap value segment of the U.S. equity universe. It includes those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values.

Provide an illustration of the Fund’s investments.

How did the Fund perform during the reporting period?

For the twelve months ended December 31, 2011, the Small/Mid Cap Equity Fund finished with a total return of –2.08%. The Fund outperformed the –2.51% total return of the Russell 2500 Index over the same time period. The line graph and table below provide additional perspective on the Fund’s long term results.

The performance data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that your account value, when redeemed, may be worth more or less than the premiums you paid. Recent performance may be less than the figures shown. Obtain contract-level standardized total returns current to the most recent month-end on statefarm.com® for the State Farm Variable Deferred Annuity Policy at “http:// www.statefarm.com/insurance/life_annuity/annuity/variable/vdapandr.asp” and the State Farm Variable Universal Life Insurance Policy at “http://www.statefarm.com/insurance/life_annuity/life/vari_univ/vulpandr.asp”.

*

The Russell 2500® Index measures the performance of the 2,500 smallest securities in the Russell 3000® Index, which represents approximately 20% of the total market capitalization of the Russell 3000 Index. Unlike an investment in the Small/Mid Cap Equity Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

Performance Analysis

What factors helped and hindered performance during the reporting period?

During the 1-year period ended December 31, 2011, Bridgeway and Rainier generated portfolio returns (before fees and expenses) of 1.01% and –2.92%, respectively, compared to a –2.51% return for the Index over the same time period.

There were 215 equity and registered investment company holdings in the Fund totaling approximately $38.8 million in assets at the end of the reporting period compared to 213 holdings and approximately $39.9 million in assets one-year earlier.

Below are discussions concerning the performance and individual investments made by Bridgeway and Rainier during the course of the reporting period.

Bridgeway Capital Management, Inc. (49.67% of the Fund’s total investments)

Among the largest contributions to Bridgeway’s performance during the year were holdings within the Consumer Discretionary (16.45% of Bridgeway’s total investments), Health Care (4.63% of Bridgeway’s total investments), and Financials (32.84% of Bridgeway’s total investments) sectors. Within the Consumer Discretionary sector, Saga Communications Inc. (1.21% of Bridgeway’s total investments), Sinclair Broadcast Group Inc. (1.49% of Bridgeway’s total investments), Sally Beauty Holdings Inc. (1.02% of Bridgeway’s total investments) and Pier 1 Imports Inc. (1.51% of Bridgeway’s total investments) were among large contributors to Bridgeway’s performance with each posting double-digit gains. Within the Health Care sector, HealthSpring Inc. was the overall largest contributor to Bridgeway’s performance, posting a triple-digit gain before being completely sold from the Fund. Likewise, The Medicines Co. (1.12% of Bridgeway’s total investments) was also among major contributors to Bridgeway’s performance and posted a double-digit gain. Within Financials, Advance America Cash Advance Centers Inc. (1.33% of Bridgeway’s total investments), World Acceptance Corp. (1.27% of Bridgeway’s total investments), RLI Corp. (0.96% of Bridgeway’s total investments) and Ocwen Financial Corp. (1.02% of Bridgeway’s total investments) each posted double-digit gains and were among the largest contributors to Bridgeway’s performance.

Within the Energy (4.34% of Bridgeway’s total investments) sector, International Coal Group Inc. was also among the largest contributors to Bridgeway’s performance before being completely sold from the Fund. Likewise, Alaska Air Group Inc. (1.30% of Bridgeway’s total investments) and United Rentals Inc. (1.14% of Bridgeway’s total investments) within the Industrials (14.71% of Bridgeway’s total investments) sector, were among the largest contributors to Bridgeway’s performance posting double-digit gains during the year.

Among the largest detractors to Bridgeway’s performance during the year were holdings within the Information Technology (8.22% of Bridgeway’s total investments), Telecommunication Services (2.17% of Bridgeway’s total investments) and Consumer Staples (3.55% of Bridgeway’s total investments) sectors. Within Information Technology, EMCORE Corp. was the overall largest detractor to Bridgeway’s performance before being completely sold from the Fund. Likewise, Brooks Automation Inc. and Power-One Inc. were also major detractors to Bridgeway’s performance before both holdings were sold completely from the Fund. Within Telecommunication Services, IDT Corp. (0.55% of Bridgeway’s total investments) and General Communication Inc. (0.93% of Bridgeway’s total investments) both posted double-digit losses and were among major detractors to Bridgeway’s performance. Within Consumer Staples, Omega Protein Corp. (0.43% of Bridgeway’s total investments) and The Pantry Inc. (0.52% of Bridgeway’s total investments) were both among the largest detractors to Bridgeway’s performance by posting double-digit losses.

Although the Health Care sector was an overall contributor to Bridgeway’s performance, Kindred Healthcare Inc. (1.06% of Bridgeway’s total investments) was a major individual detractor to Bridgeway’s performance during the year and posted a double-digit loss. Likewise, within Consumer Discretionary, ValueVision Media Inc. and Valassis Communications Inc. were major detractors before being completely sold from the Fund.

Rainier Investment Management, Inc. (50.33% of the Fund’s total investments)

Among the largest contributions to Rainer’s performance during the year were holdings within the Consumer Discretionary (15.15% of Rainier’s total investments), Information Technology (15.58% of Rainier’s total investments), and Health Care (11.09% of Rainier’s total investments) sectors. Within Consumer Discretionary, Macy’s Inc. (1.73% of Rainier’s total investments) and GNC Holdings Inc. (0.57% of Rainier’s total investments) were among the largest contributors to Rainier’s performance for the year, with both posting double-digit returns. Macy’s (0.87% of the Fund’s total net assets) is also the Fund’s eighth largest holding. Within the Information Technology sector, JDS Uniphase Corp. and NetLogic Microsystems Inc. were among the largest contributors to Rainier’s performance before being completely sold from the Fund. Likewise, Alliance Data Systems Corp. (1.81% of Rainier’s total investments) was a large contributor to Rainier’s performance and posted a double-digit gain. Alliance Data Systems Corp. (0.91% of the Fund’s total net assets) is also the Fund’s sixth largest holding. Within the Health Care sector, Perrigo Co. (1.62% of Rainier’s total investments) was a major contributor to Rainier’s performance and posted a double-digit gain. Likewise, HealthSpring Inc. was among the largest contributors to Rainier’s performance before being completely sold from the Fund.

Also contributing to Rainier’s positive performance was Industrials (15.12% of Rainier’s total investments) holding Chicago Bridge & Iron Co. (1.86% of Rainier’s total investments) which posted a double-digit gain. Chicago Bridge & Iron Co. (0.94% of the Fund’s total net assets) is also the Fund’s fourth largest holding. Likewise, Goodrich Corp. was also among the largest contributors to Rainier’s performance before being completely sold from the Fund.

Major detractors to Rainier’s performance came from a broad range of sectors, including Energy (10.67% of Rainier’s total investments), Financials (16.38% of Rainier’s total investments) and Materials (3.72% of Rainier’s total investments). Within Energy, Key Energy Services Inc. was the overall largest detractor to Rainier’s performance before being completely sold from the Fund. Likewise, Baker Hughes Inc. (2.11% of Rainier’s total investments) was a major detractor to Rainier’s performance posting a double-digit loss. Baker Hughes Inc. (1.07% of the Fund’s total net assets) is also the Fund’s largest holding. Within Financials, CBRE Group Inc. (1.37% of Rainier’s total investments) was a major detractor to Rainier’s performance and posted a double-digit loss. First Niagara Financial Group Inc. was also a major detractor to Rainier’s performance before being completely sold from the Fund. Within the Materials sector, Aurico Gold Inc. (0.57% of Rainier’s total investments) was a major detractor to Rainier’s performance and posted a double-digit loss.

Within Industrials (15.12% of Rainier’s total investments), ManpowerGroup and McDermott International Inc. were also major detractors to Rainier’s performance before both were completely sold from the Fund.

Financial highlights for this Fund can be found on page 101.

State Farm Variable Product Trust International Equity Fund

Management’s Discussion of Fund Performance (unaudited)

Overview

Describe the Fund’s investment objective and philosophy.

The International Equity Fund (the “Fund”) is sub-advised by Marsico Capital Management, LLC (“Marsico”) and Northern Cross, LLC (“Northern Cross”). Marsico and Northern Cross each manage approximately one-half of the Fund’s assets. State Farm Investment Management Corp. monitors the performance of the sub-advisers and the split of the Fund’s portfolio between the sub-advisers. The benchmark for the Fund is the MSCI All Country World Index (ACWI) ex-U.S Index (the “Index”).

The Fund seeks long-term growth of capital. Marsico invests its portion of the Fund primarily in foreign equity securities issued by companies that it selects for their long-term growth potential. Northern Cross invests its portion of the Fund primarily in foreign equity securities issued by companies that it believes have the potential for long-term margin expansion.

Marsico may invest its portion of the Fund in an unlimited number of companies of any size throughout the world, and normally invests in the securities of issuers that are economically tied to at least four different foreign countries. In selecting investments for the Fund, Marsico uses an approach that combines ‘top-down’ macroeconomic analysis with ‘bottom-up’ stock selection. Northern Cross focuses on equities priced cheaply relative to some financial measure of worth, such as ratios of price to earnings, price to sales or price to cash flow. Under normal market conditions Northern Cross will invest its portion of the Fund in 70-90 companies with a diversified representation of sectors. In selecting securities for the Fund, Northern Cross gives careful consideration to currency, political stability and other effects of international investing. The Fund allows investments in emerging or developing markets. As of December 31, 2011, the Fund had 15.14% of total net assets invested in emerging markets.

Describe the relevant market environment as it relates to the Fund for the reporting period.

International equity markets, as represented by the Index, had a total return of –13.71% for the reporting period, underperforming U.S. equity markets. Several factors, including a sovereign debt crisis in parts of Europe and slowing economic growth in China, Brazil, and India helped to push down the returns of overseas markets below the returns of the U.S. markets. All performance information included in this discussion is quoted in U.S. dollars.

The U.S. market environment was influenced by many positive factors including: higher corporate earnings, rising dividends, and generally modest increases in Gross Domestic Product (GDP). Moreover, the Federal Reserve maintained an accommodative monetary policy by leaving the Fed Funds Rate unchanged in a target range of 0% to 0.25%, where it remained for the entire 12-month period ended December 31, 2011. However, the market environment was not without its challenges throughout the period. During the fiscal year, equity markets were especially volatile due in part to ongoing sovereign debt issues in several European countries, including Greece, Spain, and Italy. Additionally, the equity markets were negatively impacted by the political unrest in the Middle East, the disasters in Japan, and concerns about federal budget issues here in the United States.

Throughout the year, oil and gold prices were volatile. Oil prices began the period at around $91/barrel and rose to around $99/barrel by the end of December 2011, an increase of 8% for the 12-month period. Gold prices began the period at around $1,421 per troy ounce and increased to around $1,566/oz. by the end of December 2011, an increase of 10% for the 12-month period.

Due in part to concerns of the sovereign debt crisis in Europe, the U.S. dollar gained against the euro and British pound during the period. For the period January 2011 through December 2011, the U.S. dollar increased by approximately 3% to $1.30/euro. Versus the British pound, the U.S. dollar increased by less than 1% during the period to $1.55/£.

From an individual country perspective, developed European markets like Greece and Austria were among the weakest performing markets, declining –62.77% and –36.43%, respectively, in U.S. dollar terms. Meanwhile, the United Kingdom was among the relatively better performing countries in the Index for the year, declining only –2.56% in U.S. dollar terms. Stock market performance in emerging market countries was the weakest during the period with the MSCI Emerging Markets Index posting a total return of –18.42% in U.S. dollar terms. Emerging market countries such as China, Brazil, and India declined –18.41%, –21.85%, and –37.17%, respectively, in U.S. dollar terms during the period.

Provide an illustration of the Fund’s investments.

How did the Fund perform during the reporting period?

For the 1-year ended December 31, 2011, the International Equity Fund had a total return of –13.79% compared to a –13.71% total return for the MSCI ACWI ex-U.S. The line graph and table below provide additional perspective on the Fund’s long term results.

The performance data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that your account value, when redeemed, may be worth more or less than the premiums you paid. Recent performance may be less than the figures shown. Obtain contract-level standardized total returns current to the most recent month-end on statefarm.com® for the State Farm Variable Deferred Annuity Policy at “http:// www.statefarm.com/insurance/life_annuity/annuity/variable/vdapandr.asp” and the State Farm Variable Universal Life Insurance Policy at “http://www.statefarm.com/insurance/life_annuity/life/vari_univ/vulpandr.asp”.

*

The MSCI® All Country World Index (ex-U.S.) (MSCI ACWI ex-U.S. Index) is a free float-adjusted market capitalization index that is designed to measure equity market performance in global developed and emerging markets, excluding the United States. As of December 31, 2011, the MSCI AWCI ex-U.S. Index consisted of 44 developed and emerging market country indices. Unlike an investment in the International Equity Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

Performance Analysis

What factors helped and hindered performance during the reporting period?

During the 1-year period ended December 31, 2011, Marsico and Northern Cross each individually generated negative double-digit returns, with Northern Cross’ portion of the Fund outperforming Marsico’s portion of the Fund. Below are discussions concerning individual investments made by Marsico and Northern Cross during the course of the reporting period.

Marsico Capital Management, LLC (51.70% of the Fund’s total investments)

The largest detractors to Marsico’s returns were from holdings in Japan, Brazil, and Hong Kong. As of December 31, 2011, these countries represented 9.86%, 3.64%, and 7.83% of Marsico’s total investments, respectively. From a sector perspective, the leading detractors to Marsico’s returns for the reporting period were holdings in Financials, Consumer Discretionary, and Energy. These sectors represented 11.17%, 23.68%, and 5.82% of Marsico’s total investments, respectively, as of year-end.

The Fund’s holdings from Ireland, Argentina, and Belgium contributed the most to the Fund’s returns during the year. As of December 31, 2011, Ireland, Argentina, and Belgium represented 1.97%, 2.36%, and 2.62%, respectively, of Marsico’s total investments.

The largest contributor to Marsico’s performance came from Canadian National Railway Co. (2.58% of Marsico’s total investments), which had a double-digit gain. The next two largest contributors were MercadoLibre Inc. (1.35% of Marsico’s total investments) and Industria de Diseno Textil SA (1.73% of Marsico’s total investments), which each posted double-digit gains. Among the remaining top 5 contributors to Marsico’s performance were Rolls-Royce Holdings PLC (1.09% of Marsico’s total investments) and ARM Holdings PLC (1.55% of Marsico’s total investments), which were both up double-digits.

The largest detractors from Marsico’s performance were OGX Petroleo e Gas Participacoes SA (2.33% of Marsico’s total investments), Citigroup Inc. (1.48% of Marsico’s total investments), Li & Fung Ltd. (1.64% of Marsico’s total investments), Pacific Rubiales Energy Corp. (0.89% of Marsico’s total investments), and ICICI Bank Ltd. Sponsored ADR (0.95% of Marsico’s total investments), which all posted double-digit declines during the year.

Northern Cross, LLC (48.30% of the Fund’s total investments)

The largest detractors to Northern Cross’ returns were from holdings in Brazil, France, and Switzerland. As of December 31, 2011, these countries represented 8.02%, 12.22%, and 13.59% of Northern Cross’ total investments, respectively. From a sector perspective, the leading detractors to Northern Cross’ returns for the reporting period were holdings in Financials, Materials, and Industrials. These sectors represented 18.73%, 12.81%, and 17.64% of Northern Cross’ total investments, respectively, as of year-end.

The Fund’s holdings from the Netherlands, Norway, and Belgium contributed the most to the Fund’s returns during the year. As of December 31, 2011, the Netherlands, Norway, and Belgium represented 2.05%, 1.51%, and 1.97%, respectively, of Northern Cross’ total investments.

The largest contributor to Northern Cross’ performance came from British American Tobacco PLC (2.95% of Northern Cross’ total investments), which posted a double-digit gain. The next two largest contributors were Japan Tobacco Inc. (2.23% of Northern Cross’ total investments) and Diageo PLC (2.50% of Northern Cross’ total investments), which each posted double-digit gains. Among the remaining top 5 contributors to Northern Cross’ performance were Imperial Tobacco Group PLC (2.14% of Northern Cross’ total investments) and Roche Holding AG (2.33% of Northern Cross’ total investments), which each posted double-digit gains.

The largest detractors from Northern Cross’ performance were Erste Group Bank AG (0.67% of Northern Cross’ total investments), Xstrata PLC (2.11% of Northern Cross’ total investments), BNP Paribas SA (sold during the year), Suzano Papel e Celulose SA (0.59% of Northern Cross’ total investments), and Petroleo Brasileiro SA Pfd. (2.17% of Northern Cross’ total investments), which all posted double-digit declines during the year.

Financial highlights for this Fund can be found on page 102.

State Farm Variable Product Trust Large Cap Equity Index Fund

Management’s Discussion of Fund Performance (unaudited)

Overview

Describe the Fund’s investment objective and philosophy.

The Large Cap Equity Index Fund (the “Fund”) seeks to approximate as closely as possible, before fees and expenses, the capitalization-weighted total rate of return of the Standard & Poor’s 500 Stock Index1 (the “Index”). The Index tracks the common stock performance of 500 selected large U.S. companies in leading industries, and most of the common stocks in the Index are listed on the New York Stock Exchange. The weightings of stocks in the Index are based on each stock’s relative total float-adjusted market capitalization (stock price multiplied by the number of investable shares outstanding). The percentage of the Fund’s assets invested in a given stock is approximately the same as the percentage such stock represents in the Index.

BlackRock Fund Advisors (BlackRock) serves as the investment sub-adviser to the Fund. State Farm Investment Management Corp. monitors the investment performance of BlackRock in sub-advising the Fund.

Describe the relevant market environment as it related to the Fund for the reporting period.

The market environment was influenced by many positive factors including: higher corporate earnings, rising dividends, and generally modest increases in Gross Domestic Product (GDP). Moreover, the Federal Reserve maintained an accommodative monetary policy by leaving the Fed Funds Rate unchanged in a target range of 0% to 0.25%, where it remained for the entire 12-month period ended December 31, 2011. However, the market environment was not without its challenges throughout the period. During the fiscal year, equity markets were especially volatile due in part to ongoing sovereign debt issues in several European countries, including Greece, Spain, and Italy. Additionally, the equity markets were negatively impacted by the political unrest in the Middle East, the disasters in Japan, and concerns about federal budget issues here in the United States.

Throughout the year, oil and gold prices were volatile. Oil prices began the period at around $91/barrel and rose to around $99/barrel by the end of December 2011, an increase of 8% for the 12-month period. Gold prices began the period at around $1,421 per troy ounce and increased to around $1,566/oz. by the end of December 2011, an increase of 10% for the 12-month period.

The 12-month total return for the S&P 500 Index was 2.11% for the period ended December 31, 2011. The total return for the period reflected an increase in corporate earnings per share for the S&P 500 Index companies of approximately 16%, a contraction of the price/earnings valuation of the S&P 500 Index of approximately –14%, and a dividend return of approximately 2.1%.

[1]

“Standard & Poor’s®,” “S&P®,” “S&P 500®,” “Standard & Poor’s 500” and “500” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by State Farm Life insurance Company, State Farm Life and Accident Assurance Company and the State Farm Variable Product Trust. Neither the Large Cap Equity Index Fund nor the Stock and Bond Balanced Fund (which invests in the Large Cap Equity Index Fund) is sponsored, endorsed, sold or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in the Large Cap Equity Index Fund or the Stock and Bond Balanced Fund.

Provide an illustration of the Fund’s investments.

How did the Fund perform during the reporting period?

For the 1-year period ended December 31, 2011, the Large Cap Equity Index Fund had a total return of 1.83% compared to a 2.11% total return for the S&P 500 Index. The line graph and table below provide additional perspective on the Fund’s long term results.

The performance data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that your account value, when redeemed, may be worth more or less than the premiums you paid. Recent performance may be less than the figures shown. Obtain contract-level standardized total returns current to the most recent month-end on statefarm.com® for the State Farm Variable Deferred Annuity Policy at “http:// www.statefarm.com/insurance/life_annuity/annuity/variable/vdapandr.asp” and the State Farm Variable Universal Life Insurance Policy at “http://www.statefarm.com/insurance/life_annuity/life/vari_univ/vulpandr.asp”.

*

The S&P 500® Index tracks the common stock performance of large U.S. companies in the manufacturing, utilities, transportation, and financial industries. In total, the S&P 500 is comprised of 500 common stocks. Unlike an investment in the Large Cap Equity Index Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

Performance Analysis

What factors helped and hindered performance during the reporting period?

The Fund satisfactorily tracked the total return of the Index in 2011, before fees and expenses that are not found within the Index. The Index finished the year with a total return of 2.11%. Seven of the Index’s sectors posted gains for the year while three of the Index’s sectors posted losses for the year.

Sector	Index Weighting (as of December 31, 2011)	Gain/Loss for Year

Information Technology	19.02%	1%
Financials	13.43%	-18%
Energy	12.27%	3%
Health Care	11.84%	10%
Consumer Staples	11.54%	11%
Industrials	10.69%	-3%
Consumer Discretionary	10.67%	4%
Utilities	3.87%	15%
Materials	3.50%	-12%
Telecommunication Services	3.17%	1%

The Fund’s top ten holdings largely had a positive year, with nine of the ten finishing the year with a gain.

The largest gain among the top ten holdings belonged to number ten holding Pfizer, Inc. (1.46% of total net assets), part of the Health Care sector, up double-digits. The other holding in the Health Care sector, number nine holding Johnson & Johnson (1.57% of total net assets) also showed positive results in 2011, posting a single-digit gain.

Fund holdings that were part of the Information Technology sector had mixed performance in 2011. Number five holding Microsoft Corp. (1.70% of total net assets) declined for the year, while number two holding Apple, Inc. (3.29% of total net assets) and number three holding International Business Machines Corp. (1.90% of total net assets) both had double-digit gains.

Number one holding Exxon Mobil Corp. (3.55% of total net assets) and number four holding Chevron Corp. (1.85% of total net assets) were part of the Energy sector. Both ended 2011 in positive territory, finishing with double-digit gains.

Performance of the Fund’s remaining top ten holdings includes number six holding General Electric Co. (1.65% of total net assets), number seven holding Procter & Gamble Co. (1.61% of total net assets), and number eight holding AT&T, Inc. (1.57% of total net assets), all with gains in the single-digits.

Financial highlights for this Fund can be found on page 103.

State Farm Variable Product Trust Small Cap Equity Index Fund

Management’s Discussion of Fund Performance (unaudited)

Overview

Describe the Fund’s investment objective and philosophy.

The Small Cap Equity Index Fund (the “Fund”) seeks to approximate as closely as possible, before fees and expenses, the capitalization-weighted total rate of return of the Russell 2000® Index1 (the “Index”). The Index measures the performance of the small-capitalization sector of the U.S. equity market and consists of the smallest 2,000 companies in the Russell 3000 Index. The weightings of stocks in the Index are based on each stock’s relative total market capitalization (stock price multiplied by the number of shares outstanding).

BlackRock Fund Advisors (BlackRock) serves as the investment sub-adviser to the Fund. State Farm Investment Management Corp. monitors the investment performance of BlackRock in sub-advising the Fund.

Describe the relevant market environment as it related to the Fund for the reporting period.

Major U.S. equity market indexes were mixed during 2011 as small capitalization stocks, as represented by the Index, finished the reporting period with a total return of –4.18%. In comparison, large capitalization stocks, as represented by the Russell 1000® Index2, had a total return of 1.50% for the year.

The market environment was influenced by many positive factors including: higher corporate earnings, rising dividends, and generally modest increases in Gross Domestic Product (GDP). Moreover, the Federal Reserve maintained an accommodative monetary policy by leaving the Fed Funds Rate unchanged in a target range of 0% to 0.25%, where it remained for the entire 12-month period ended December 31, 2011. However, the market environment was not without its challenges throughout the period. During the fiscal year, equity markets were especially volatile due in part to ongoing sovereign debt issues in several European countries, including Greece, Spain, and Italy. Additionally, the equity markets were negatively impacted by the political unrest in the Middle East, the disasters in Japan, and concerns about federal budget issues here in the United States.

Throughout the year, oil and gold prices were volatile. Oil prices began the period at around $91/barrel and rose to around $99/barrel by the end of December 2011, an increase of 8% for the 12-month period. Gold prices began the period at around $1,421 per troy ounce and increased to around $1,566/oz. by the end of December 2011, an increase of 10% for the 12-month period.

[1]

The Russell 2000® Index is a trademark/service mark, and Russell® is a trademark of the Frank Russell Company, doing business as Russell Investment Group (“Russell”). The Small Cap Equity Index Fund (the “Fund”) is not sponsored, endorsed, sold or promoted by, nor in any way affiliated with Russell. Russell is not responsible for and has not reviewed the Fund nor any associated literature or publications and Russell makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise.

[2]

The Russell 1000® Index is a market-capitalization weighted index that tracks the largest 1000 companies in the Russell 3000 Index, which represents approximately 98% of the investable U.S. equity market.

Provide an illustration of the Fund’s investments.

How did the Fund perform during the reporting period?

For the 1-year ended December 31, 2011, the Small Cap Equity Index Fund had a total return of –4.53% compared to a –4.18% total return for the Russell 2000 Index. The line graph and table below provide additional perspective on the Fund’s long term results.

The performance data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that your account value, when redeemed, may be worth more or less than the premiums you paid. Recent performance may be less than the figures shown. Obtain contract-level standardized total returns current to the most recent month-end on statefarm.com® for the State Farm Variable Deferred Annuity Policy at “http:// www.statefarm.com/insurance/life_annuity/annuity/variable/vdapandr.asp” and the State Farm Variable Universal Life Insurance Policy at “http://www.statefarm.com/insurance/life_annuity/life/vari_univ/vulpandr.asp”.

*

The Russell 2000® Index tracks the common stock performance of the 2000 smallest U.S. companies in the Russell 3000 Index, which represents approximately 10% of the total capitalization of the Russell 3000 Index. Unlike an investment in the Small Cap Equity Index Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

Performance Analysis

What factors helped and hindered performance during the reporting period?

The Fund’s return satisfactorily tracked the return of the Index in 2011, before fees and expenses that are not found within the Index.

Within the Index, three of the ten industry sectors delivered positive performance results for the period. The Utilities sector (4.49% Index weighting), Consumer Staples sector (3.21% Index weighting), and Health Care sector (12.71% Index weighting) posted gains of 10%, 5%, and 2%, respectively.

Three of the top ten holdings this year were part of the Information Technology Sector. Number two holding Netlogic Microsystems Inc. (0.30% of total net assets), number three holding Successfactors Inc. (0.30% of total net assets), and number six holding Jack Henry & Associates Inc. (0.26% of total net assets) all posted double-digit gains for 2011.

Three of the top ten holdings were from the Health Care sector. Number one holding Healthspring Inc. (0.33% of total net assets) posted a triple-digit gain for the year. Number nine holding Salix Pharmaceuticals Ltd. (0.25% of total net assets) and number ten holding Onyx Pharmaceuticals Inc. (0.25% of total net assets) both had single-digit gains for 2011.

Performance of the Fund’s remaining top ten holdings includes number four holding Clean Harbors Inc. (0.27% of total net assets), number five holding World Fuel Services Corp. (0.26% of total net assets) and number seven holding American Campus Communities (0.26% of total net assets), each of which experienced a double-digit gain in 2011. Number ten holding Home Properties Inc. (0.25% of total net assets) posted a single-digit gain in 2011.

The annual reconstitution of holdings within the Russell indices occurred on June 24, 2011. For the Index, the one-time 2011 reconstitution resulted in 196 companies being added to the Index while 139 companies were removed from the Index, a turnover of 14.95%.

Financial highlights for this Fund can be found on page 104.

State Farm Variable Product Trust International Equity Index Fund

Management’s Discussion of Fund Performance (unaudited)

Overview

Describe the Fund’s investment objective and philosophy.

The International Equity Index Fund (the “Fund”) seeks investment results that approximate as closely as possible the price and yield performance, before fees and expenses, of the Morgan Stanley Capital International EAFE® Free Index1 (the “Index”). The Index is a capitalization-weighted index that currently includes stocks of companies located in 16 European countries, Australia, Israel, New Zealand, Hong Kong, Japan and Singapore. The Fund invests primarily in a representative sample of the stocks found in the Index.

BlackRock Fund Advisors (BlackRock) serves as the investment sub-adviser to the Fund. State Farm Investment Management Corp. monitors the investment performance of BlackRock in sub-advising the Fund.

Describe the relevant market environment as it related to the Fund for the reporting period.

International equity markets, as represented by the Index, had a total return of –12.14% for the reporting period, underperforming U.S. equity markets. Several factors, including a sovereign debt crisis in parts of Europe and slowing economic growth in China, Brazil, and India helped to push down the returns of overseas markets below the returns of the U.S. markets. All performance information included in this discussion is quoted in U.S. dollars.

The U.S. market environment was influenced by many positive factors including: higher corporate earnings, rising dividends, and generally modest increases in Gross Domestic Product (GDP). Moreover, the Federal Reserve maintained an accommodative monetary policy by leaving the Fed Funds Rate unchanged in a target range of 0% to 0.25%, where it remained for the entire 12-month period ended December 31, 2011. However, the market environment was not without its challenges throughout the period. During the fiscal year, equity markets were especially volatile due in part to ongoing sovereign debt issues in several European countries, including Greece, Spain, and Italy. Additionally, the equity markets were negatively impacted by the political unrest in the Middle East, the disasters in Japan, and concerns about federal budget issues here in the United States.

Throughout the year, oil and gold prices were volatile. Oil prices began the period at around $91/barrel and rose to around $99/barrel by the end of December 2011, an increase of 8% for the 12-month period. Gold prices began the period at around $1,421 per troy ounce and increased to around $1,566/oz. by the end of December 2011, an increase of 10% for the 12-month period.

Due in part to concerns of the sovereign debt crisis in Europe, the U.S. dollar gained against the euro and British pound during the period. For the period January 2011 through December 2011, the U.S. dollar increased by approximately 3% to $1.30/euro. Versus the British pound, the U.S. dollar increased by less than 1% during the period to $1.55/£.

From an individual country perspective, developed European markets like Greece and Austria were among the weakest performing markets, declining –62.77% and –36.43%, respectively, in U.S. dollar terms. Meanwhile, the United Kingdom was among the relatively better performing countries in the Index for the year, declining only –2.56% in U.S. dollar terms.

[1]

The EAFE® Free Index is a trademark, service mark and the exclusive property of Morgan Stanley Capital International, Inc. (“MSCI”) and its affiliates and has been licensed for use by the State Farm Variable Product Trust (the “Trust”). The International Equity Index Fund (the “Fund”), based on the EAFE Free Index, has not been passed on by MSCI as to its legality or suitability, and is not issued, sponsored, endorsed, sold or promoted by MSCI. MSCI makes no warranties and bears no liability with respect to the Fund. MSCI has no responsibility for and does not participate in the management of the Fund assets or sale of the Fund shares. The Trust’s Prospectus contains a more detailed description of the limited relationship MSCI has with the Trust and the Fund.

Provide an illustration of the Fund’s investments.

How did the Fund perform during the reporting period?

For the 1-year period ended December 31, 2011, the International Equity Index Fund had a total return of –12.50% compared to a –12.14% total return for the MSCI EAFE Free Index. The line graph and table below provide additional perspective on the Fund’s long term results.

The performance data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that your account value, when redeemed, may be worth more or less than the premiums you paid. Recent performance may be less than the figures shown. Obtain contract-level standardized total returns current to the most recent month-end on statefarm.com® for the State Farm Variable Deferred Annuity Policy at “http:// www.statefarm.com/insurance/life_annuity/annuity/variable/vdapandr.asp” and the State Farm Variable Universal Life Insurance Policy at “http://www.statefarm.com/insurance/life_annuity/life/vari_univ/vulpandr.asp”.

*

The Morgan Stanley Capital International Europe, Australasia and Far East Free (EAFE® Free) Index currently measures the performance of stock markets of Europe, Australia, New Zealand, and the Far East. Historically, the EAFE Free took into account local market restrictions on share ownership by foreigners. Unlike an investment in the International Equity Index Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

Performance Analysis

What factors helped and hindered performance during the reporting period?

Within the Index, seven of the ten industry sectors advanced during the reporting period. The Energy sector (9.16% Index weighting) had a gain of 15% for 2011, while the Consumer Staples sector (11.55% Index weighting) posted a 6% gain. At the other end of the spectrum, the Utilities sector (4.54% Index weighting) lost –5%; the largest sector, Financials (21.43% Index weighting) finished down –0.2% for the year.

Each of the top ten countries in the Index posted losses in 2011. The European region of the Index had a slightly stronger year when compared to the Index’s Pacific region, with losses of –11% versus –14%. The European region had both the smallest and largest losses among the Index’s top ten countries. Germany, the sixth largest-weighted country (7.8% Index weighting) had a –18% loss for 2011. Meanwhile, the United Kingdom, the largest-weighted country (23.3% Index weighting) posted a –3% loss for the period.

Performance for the remaining top ten countries by Index weighting during 2011:

Country	2011 Index Weighting	2011 Loss

Japan	21.60%	-14.33%
France	9.10%	-16.87%
Australia	8.60%	-10.95%
Switzerland	8.60%	-6.77%
Spain	3.30%	-12.28%
Sweden	3.10%	-15.98%
Hong Kong	2.80%	-16.02%
Netherlands	2.30%	-12.12%

Among the Fund’s ten largest holdings as of December 31, 2011, performance was largely positive for the reporting period, with eight of the ten posting positive returns. Three of the top ten holdings were from Switzerland: number seven holding Roche Holding AG (1.25% of total net assets) had a double-digit gain, number one holding Nestle SA (1.98% of total net assets) and number five holding Novartis AG (1.40% of total net assets) had single-digit gains. The UK had six of the top ten holdings: number two holding Vodafone Group PLC (1.48% of total net assets), number six holding Royal Dutch Shell PLC Class A (1.39% of total net assets) and number eight holding GlaxoSmithKline PLC (1.21% of total net assets) all had double-digit gains. Number four holding BP PLC (1.42% of total net assets) had a single-digit gain while number three holding HSBC Holdings PLC (1.42% of total net assets) and number nine holding BHP Billiton Ltd. (1.18% of total net assets) posted double-digit losses for the year.

Rounding out the rest of the top ten holdings is number ten holding Total SA (1.13% of total net assets) with a single-digit gain in 2011.

Financial highlights for this Fund can be found on page 105.

State Farm Variable Product Trust Stock and Bond Balanced Fund

Management’s Discussion of Fund Performance (unaudited)

Overview

Describe the Fund’s investment objective and philosophy.

The Stock and Bond Balanced Fund (the “Fund”) is managed with a combination of stocks and bonds in the pursuit of long-term growth of principal while providing some current income.

The Fund invests all of its assets in the Variable Product Trust Large Cap Equity Index Fund (the “Large Cap Equity Index Fund”) and the Variable Product Trust Bond Fund (the “Bond Fund”, and together with the Large Cap Equity Index Fund, an “Underlying Fund”). We strive to maintain an investment mix of approximately 60% of assets in the Large Cap Equity Index Fund and 40% of assets in the Bond Fund. The Stock and Bond Balanced Fund never invests more than 75% of its net assets in either Underlying Fund. Although the Fund is not an asset allocation or market timing portfolio, we do, from time to time, adjust the amount of its assets invested in each Underlying Fund as economic, market, and financial conditions warrant.

Describe the relevant market environment as it related to the Fund for the reporting period.

Because the Fund does not invest directly in individual stocks and bonds, the merits of the individual investments are evaluated separately by each Underlying Fund’s managers. You may wish to refer to the Management’s Discussion of Fund Performance for the Large Cap Equity Index Fund and the Bond Fund in addition to the commentary provided here.

The market environment was influenced by many positive factors including: higher corporate earnings, rising dividends, and generally modest increases in Gross Domestic Product (GDP). Moreover, the Federal Reserve maintained an accommodative monetary policy by leaving the Fed Funds Rate unchanged in a target range of 0% to 0.25%, where it remained for the entire 12-month period ended December 31, 2011. However, the market environment was not without its challenges throughout the period. During the fiscal year, equity markets were especially volatile due in part to ongoing sovereign debt issues in several European countries, including Greece, Spain, and Italy. Additionally, the equity markets were negatively impacted by the political unrest in the Middle East, the disasters in Japan, and concerns about federal budget issues here in the United States.

Throughout the year, oil and gold prices were volatile. Oil prices began the period at around $91/barrel and rose to around $99/barrel by the end of December 2011, an increase of 8% for the 12-month period. Gold prices began the period at around $1,421 per troy ounce and increased to around $1,566/oz. by the end of December 2011, an increase of 10% for the 12-month period.

The 12-month total return for the S&P 500 Index was 2.11% for the period ended December 31, 2011. The total return for the period reflected an increase in corporate earnings per share for the S&P 500 Index companies of approximately 16%, a contraction of the price/earnings valuation of the S&P 500 Index of approximately –14%, and a dividend return of approximately 2.1%.

Within the bond markets, intermediate U.S. Treasuries posted high-single digit gains during the 12-month period ended December 31, 2011. Due in part to uncertainty surrounding the financial markets in Europe during the year, investor demand increased for U.S. Treasuries, which generally contributed to rising prices and falling yields on U.S. Treasuries. The yield on 10-year U.S. Treasuries declined from 3.30% on January 1, 2011, to 1.89% on December 31, 2011. Short-term yields also declined with 3-month U.S. Treasury yields declining from 0.12% on January 1, 2011 to 0.02% on December 31, 2011.

Overall, for the year ended December 31, 2011, intermediate U.S. Treasuries outperformed intermediate corporate bonds. For the 1-year period, the total return on U.S. Treasuries in the Barclays Capital Government/Credit Intermediate Index was 6.57% compared to a total return of 5.52% on corporate bonds in the Barclays Capital Government/Credit Intermediate Index. Among corporate bond sectors within the Barclays Capital Government/Credit Intermediate Index, utility bonds and industrial bonds generated total returns of 8.18% and 7.33%, respectively, while financial institution bonds had a total return of 2.70% for the year.

From a credit quality standpoint, lower credit quality bonds in the Barclays Capital Government/Credit Intermediate Index generally outperformed relative to higher credit quality bonds in the Barclays Capital Government/Credit Intermediate Index during the year. Among intermediate credit-oriented bonds within the Barclays Capital Government/Credit Intermediate Index, Baa-rated securities were the best performing credit sector within the Barclays Capital Government/Credit Intermediate Index, generating a total return of 6.91% compared to Aaa-rated, Aa-rated, and A-rated securities, which had total returns of 4.56%, 4.33%, and 4.83%, respectively, for the year1.

[1]	Source: Barclays Capital Live®

Provide an illustration of the Fund’s investments.

How did the Fund perform during the reporting period?

For the 1-year period ended December 31, 2011, the Stock and Bond Balanced Fund had a total return of 3.72%. Because of the nature of the Fund (it invests solely in shares of two Underlying Funds), a blended benchmark is used for comparison purposes. The blended benchmark is a combination of 60% S&P 500 Index and 40% Barclays Capital Government/Credit Intermediate Index (rebalanced on a monthly basis). The total return of the blended benchmark was 3.86% for the 1-year period ended December 31, 2011. The line graph and table below provide additional perspective on the Fund’s long term results.

The performance data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that your account value, when redeemed, may be worth more or less than the premiums you paid. Recent performance may be less than the figures shown. Obtain contract-level standardized total returns current to the most recent month-end on statefarm.com® for the State Farm Variable Deferred Annuity Policy at “http:// www.statefarm.com/insurance/life_annuity/annuity/variable/vdapandr.asp” and the State Farm Variable Universal Life Insurance Policy at “http://www.statefarm.com/insurance/life_annuity/life/vari_univ/vulpandr.asp”.

*	See footnotes for the Large Cap Equity Index Fund and the Bond Fund for descriptions of their underlying indices.
**	State Farm Investment Management Corp. computes the Blended Benchmark by using 60% S&P 500 Index and 40% Barclays Capital Government/Credit Intermediate Index. The S&P 500 Index, the Barclays Capital Government/Credit Intermediate Index and the Blended Benchmark represent unmanaged groups or composites of groups, of stocks and bonds that differ from the composition of the Stock and Bond Balanced Fund. Unlike an investment in the Stock and Bond Balanced Fund, a theoretical investment in the Indices and the Blended Benchmark does not reflect any expenses. It is not possible to invest directly in an index or the Blended Benchmark.

Performance Analysis

What factors helped and hindered performance during the reporting period?

As discussed above, the Stock and Bond Balanced Fund invests solely in shares of the Underlying Funds – the Large Cap Equity Index Fund and the Bond Fund. Generally, the Stock and Bond Balanced Fund attempts to maintain approximately 60% of its net assets in shares of the Large Cap Equity Index Fund and approximately 40% of its net assets in shares of the Bond Fund. For the 1-year period ended December 31, 2011, the Large Cap Equity Index Fund and the Bond Fund returned 1.83% and 6.58% (after expenses), respectively.

Equity portion of the Fund (approximately 60% throughout the period)

The Large Cap Equity Index Fund satisfactorily tracked the total return of the S&P 500 Index in 2011, before fees and expenses that are not found within the Index. The S&P 500 Index finished the year with a total return of 2.11%. Seven of the S&P 500 Index sectors posted gains for the year, while three of the S&P 500 Index sectors posted losses for the year.

Sector	S&P 500 Index Weighting (as of December 31, 2011)	Gain/Loss for Year
Information Technology	19.02%	1%
Financials	13.43%	-18%
Energy	12.27%	3%
Health Care	11.84%	10%
Consumer Staples	11.54%	11%
Industrials	10.69%	-3%
Consumer Discretionary	10.67%	4%
Utilities	3.87%	15%
Materials	3.50%	-12%
Telecommunication Services	3.17%	1%

The Large Cap Equity Index Fund’s top ten holdings largely had a positive year, with nine of the ten finishing the year with a gain.

The largest gain among the top ten holdings belonged to number ten holding Pfizer, Inc. (1.46% of the Large Cap Equity Index Fund’s total net assets), part of the Health Care sector, up double-digits. The other holding in the Health Care sector, number nine holding Johnson & Johnson (1.57% of the Large Cap Equity Index Fund’s total net assets) also showed positive results in 2011, posting a single-digit gain.

Fund holdings that were part of the Information Technology sector had mixed performance in 2011. Number five holding Microsoft Corp. (1.70% of the Large Cap Equity Index Fund’s total net assets) declined for the year, while number two holding Apple, Inc. (3.29% of the Large Cap Equity Index Fund’s total net assets) and number three holding International Business Machines Corp. (1.90% of the Large Cap Equity Index Fund’s total net assets) both had double-digit gains.

Number one holding Exxon Mobil Corp. (3.55% of the Large Cap Equity Index Fund’s total net assets) and number four holding Chevron Corp. (1.85% of the Large Cap Equity Index Fund’s total net assets) were part of the Energy sector. Both ended 2011 in positive territory, finishing with double-digit gains.

Performance of the Large Cap Equity Index Fund’s remaining top ten holdings includes number six holding General Electric Co. (1.65% of the Large Cap Equity Index Fund’s total net assets), number seven holding Procter & Gamble Co. (1.61% of the Large Cap Equity Index Fund’s total net assets), and number eight holding AT&T Inc. (1.57% of the Large Cap Equity Index Fund’s total net assets), all with gains in the single-digits.

Fixed Income portion of the Fund (approximately 40% throughout the period)

On an absolute return basis, the Bond Fund’s allocation to corporate bonds, combined with positive mid-single digit total returns from the corporate bonds in the Bond Fund, helped performance during the year. As of December 31, 2011, the Bond Fund had 59.37% of total net assets invested in corporate bonds versus the Barclays Capital Government/Credit Intermediate Index, which had 27.34% in corporate bonds.

The Bond Fund’s holdings of U.S. Treasuries posted a high-single digit total return during the year. As of December, 31, 2011, the Bond Fund had 35.23% of total net assets invested in U.S. Treasuries versus the Barclays Capital Government/Credit Intermediate Index, which had 55.92% in U.S. Treasuries.

As an asset class, U.S. Treasuries in the Bond Fund outperformed corporate bonds in the Bond Fund. Therefore, from a relative return basis to the Barclays Capital Government/Credit Intermediate Index, the Bond Fund’s lower weighting in U.S. Treasuries relative to the Barclays Capital Government/Credit Intermediate Index hindered relative performance. Nonetheless, the Bond Fund’s outperformance in corporate bonds relative to the corporate bond performance within the Barclays Capital Government/Credit Intermediate Index helped the relative performance of the Bond Fund versus the Barclays Capital Government/Credit Intermediate Index for the 1-year reporting period. Also helping the Bond Fund’s performance compared to the Barclays Capital Government/Credit Intermediate Index

was the outperformance of the Bond Fund’s U.S. Treasuries compared to the performance of the U.S. Treasuries in the Barclays Capital Government/Credit Intermediate Index.

The option-adjusted duration of the Bond Fund stood at approximately 4.07 years at the end of 2011, up slightly from 3.51 years at the beginning of the year. Duration is a statistical calculation that measures a bond’s (or in this case, a bond fund’s) price sensitivity relative to general movements in interest rates. Option-adjusted duration attempts to incorporate prepayment possibilities into the duration statistic. As interest rates decline, prepayments typically increase as borrowers seek to refinance their bonds at lower rates.

Financial highlights for this Fund can be found on page 106.

State Farm Variable Product Trust Bond Fund

Management’s Discussion of Fund Performance (unaudited)

Overview

Describe the Fund’s investment objective and philosophy.

We manage the Bond Fund (the “Fund”) in a manner that seeks to achieve over a period of years the highest yield possible that is consistent with investing in high quality, investment grade bonds. In managing the Fund, we generally are buy-and-hold investors who focus primarily on U.S. Government obligations, government agency securities, and high quality corporate bonds.

Describe the relevant market environment as it related to the Fund for the reporting period.

The market environment was influenced by many positive factors, including higher corporate earnings, rising dividends, and generally modest increases in Gross Domestic Product (GDP). Moreover, the Federal Reserve maintained an accommodative monetary policy by leaving the Fed Funds Rate unchanged in a target range of 0% to 0.25%, where it remained for the entire 12-month period ended December 31, 2011. However, the market environment was not without its challenges throughout the period. During the year, financial markets were especially volatile due in part to ongoing sovereign debt issues in several European countries, including Greece, Spain, and Italy. Additionally, the financial markets were negatively impacted by the political unrest in the Middle East, the disasters in Japan, and concerns about federal budget issues here in the United States.

Within the bond markets, intermediate U.S. Treasuries posted high-single digit gains during the 12-month period ended December 31, 2011. Due in part to uncertainty surrounding the financial markets in Europe during the year, investor demand increased for U.S. Treasuries, which generally contributed to rising prices and falling yields on U.S. Treasuries. The yield on 10-year U.S. Treasuries declined from 3.30% on January 1, 2011, to 1.89% on December 31, 2011. Short-term yields also declined with 3-month U.S. Treasury yields declining from 0.12% on January 1, 2011 to 0.02% on December 31, 2011.

Overall, for the year ended December 31, 2011, intermediate U.S. Treasuries outperformed intermediate corporate bonds. For the 1-year period, the total return on U.S. Treasuries in the Barclays Capital Government/Credit Intermediate Index (the “Index”) was 6.57% compared to a total return of 5.52% on corporate bonds in the Index. Among corporate bond sectors within the Index, utility bonds and industrial bonds generated total returns of 8.18% and 7.33%, respectively, while financial institution bonds had a total return of 2.70% for the year.

From a credit quality standpoint, lower credit quality bonds in the Index generally outperformed relative to higher credit quality bonds in the Index during the year. Among intermediate credit-oriented bonds within the Index, Baa-rated securities were the best performing credit sector within the Index, generating a total return of 6.91% compared to Aaa-rated, Aa-rated, and A-rated securities, which had total returns of 4.56%, 4.33%, and 4.83%, respectively, for the year1.

Provide an illustration of the Fund’s investments.

[1]	Source: Barclays Capital Live®

How did the Fund perform during the reporting period?

For the 1-year period ended December 31, 2011, the Bond Fund had a total return of 6.58% compared to a return of 5.80% for the Barclays Capital Government/Credit Intermediate Index. The line graph and table below provide additional perspective on the Fund’s long term results.

The performance data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that your account value, when redeemed, may be worth more or less than the premiums you paid. Recent performance may be less than the figures shown. Obtain contract-level standardized total returns current to the most recent month-end on statefarm.com® for the State Farm Variable Deferred Annuity Policy at “http:// www.statefarm.com/insurance/life_annuity/annuity/variable/vdapandr.asp” and the State Farm Variable Universal Life Insurance Policy at “http://www.statefarm.com/insurance/life_annuity/life/vari_univ/vulpandr.asp”.

Performance Analysis

What factors helped and hindered performance during the reporting period?

On an absolute return basis, the Fund’s allocation to corporate bonds combined with positive mid-single digit total returns from the corporate bonds in the Fund helped performance during the year. As of December 31, 2011, the Fund had 59.37% of total net assets invested in corporate bonds versus the Index, which had 27.34% in corporate bonds.

The Fund’s holdings of U.S. Treasuries posted a high-single digit total return during the year. As of December, 31, 2011, the Fund had 35.23% of total net assets invested in U.S. Treasuries versus the Index, which had 55.92% in U.S. Treasuries.

As an asset class, U.S. Treasuries in the Fund outperformed corporate bonds in the Fund. Therefore, from a relative return basis to the Index, the Fund’s lower weighting in U.S. Treasuries relative to the Index hindered relative performance. Nonetheless, the Fund’s outperformance in corporate bonds relative to the corporate bond performance within the Index helped the relative performance of the Fund versus the Index for the 1-year reporting period. Also helping the Fund’s performance compared to the Index was the outperformance of the Fund’s U.S. Treasuries compared to the performance of the U.S. Treasuries in the Index.

The option-adjusted duration of the Fund stood at approximately 4.07 years at the end of 2011, up slightly from 3.51 years at the beginning of the year. Duration is a statistical calculation that measures a bond’s (or in this case, a bond fund’s) price sensitivity relative to general movements in interest rates. Option-adjusted duration attempts to incorporate prepayment possibilities into the duration statistic. As interest rates decline, prepayments typically increase as borrowers seek to refinance their bonds at lower rates.

Financial highlights for this fund can be found on page 107.

*	The Barclays Capital Government/Credit Intermediate Index is a market value-weighted index of government and investment-grade corporate fixed-rate public debt issues with maturities from 1 up to (but not including) 10 years. The Barclays Capital Government/Credit Intermediate Index represents an unmanaged group of bonds that differ from the composition of the Bond Fund. Unlike an investment in the Bond Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

State Farm Variable Product Trust Money Market Fund

Management’s Discussion (unaudited)

Overview

Describe the Fund’s investment objective and philosophy.

The Money Market Fund (the “Fund”) seeks to maximize current income to the extent consistent with the preservation of capital and maintenance of liquidity. The Fund pursues this objective by investing in high quality commercial paper and other short-term debt securities. It is managed by State Farm Investment Management Corp. (SFIMC). An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Provide an illustration of the Fund’s investments.

Financial highlights for this Fund can be found on page 108.

The performance figures for the Funds on the preceding pages reflect the reinvestment of all dividends and capital gains, and the deduction of investment management fees and fund-level expenses, but not contract-level charges. If contract-level charges were reflected, the performance quoted would be significantly lower than shown.

Expense Example (unaudited)1

As a shareholder of a Fund, you incur ongoing costs, including management fees and other Fund expenses. The Example in the following table is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as stated in the table for each fund.

Actual Expenses

The first line under each Fund name in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value for a Fund by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” for the applicable Fund to estimate the expenses you paid on your account for that Fund during this period. If your account has multiple Fund positions, add up the results calculated for each Fund position within your account to estimate the expenses you paid on your total account value.

Hypothetical Example for Comparison Purposes

The second line under each Fund name in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line under each Fund name in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds, including those that have transactional costs, such as sales charges (loads), redemptions fees, or exchange fees.

	Beginning Account Value July 1, 2011	Ending Account Value December 31, 2011	Annualized Expense Ratio Based on the Period July 1, 2011 to December 31, 2011	Expenses Paid During Period July 1, 2011 to December 31, 2011[2]

Large Cap Equity Fund
Actual	1,000.00	932.45	0.70%	3.41
Hypothetical (5% return before expenses)	1,000.00	1,021.68	0.70%	3.57

Small/Mid Cap Equity Fund
Actual	1,000.00	893.88	0.90%	4.30
Hypothetical (5% return before expenses)	1,000.00	1,020.67	0.90%	4.58

International Equity Fund
Actual	1,000.00	835.52	1.00%	4.63
Hypothetical (5% return before expenses)	1,000.00	1,020.16	1.00%	5.09

Large Cap Equity Index Fund
Actual	1,000.00	961.36	0.30%	1.48
Hypothetical (5% return before expenses)	1,000.00	1,023.69	0.30%	1.53

Small Cap Equity Index Fund
Actual	1,000.00	899.85	0.49%	2.35
Hypothetical (5% return before expenses)	1,000.00	1,022.74	0.49%	2.50

International Equity Index Fund
Actual	1,000.00	830.86	0.71%	3.28
Hypothetical (5% return before expenses)	1,000.00	1,021.63	0.71%	3.62

Stock and Bond Balanced Fund[3]
Actual	1,000.00	991.50	0.41%	2.06
Hypothetical (5% return before expenses)	1,000.00	1,023.14	0.41%	2.09

	Beginning Account Value July 1, 2011	Ending Account Value December 31, 2011	Annualized Expense Ratio Based on the Period July 1, 2011 to December 31, 2011	Expenses Paid During Period July 1, 2011 to December 31, 2011[2]
Bond Fund
Actual	1,000.00	1,039.91	0.58%	2.98
Hypothetical (5% return before expenses)	1,000.00	1,022.28	0.58%	2.96

Money Market Fund
Actual	1,000.00	1,000.00	0.08%	0.40
Hypothetical (5% return before expenses)	1,000.00	1,024.80	0.08%	0.41

[1]

This expense example reflects only the underlying Fund fees. As an owner of an interest in an Account, you do not directly own shares of an underlying Fund. Instead, you allocate premiums to a subaccount of the Account and the subaccount invests in a corresponding Fund of the State Farm Variable Product Trust. Your ownership interest in an Account also is subject to contract level fees and expenses that are not included in this expense example.

[2]	Expenses are equal to the Fund’s annualized expense ratio (provided in the table), multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period).

[3]

Expenses for the Stock and Bond Balanced Fund equal 60% of the Large Cap Equity Index Fund expenses plus 40% of the Bond Fund expenses. The Stock and Bond Balanced Fund targets a 60%/40% investment ratio between the Large Cap Equity Index Fund and the Bond Fund. This ratio may vary slightly from 60%/ 40% throughout the year.

STATE FARM VARIABLE PRODUCT TRUST LARGE CAP EQUITY FUND

SCHEDULE OF INVESTMENTS

December 31, 2011

	Shares	Value
Common Stocks (97.36%)
Consumer Discretionary (14.82%)
Advance Auto Parts Inc.	3,100	$215,853
AutoZone Inc. (a)	800	259,976
Bed Bath & Beyond Inc. (a)	2,800	162,316
Coach Inc.	2,900	177,016
Comcast Corp. Class A	23,800	564,298
DIRECTV Class A (a)	4,100	175,316
Dollar Tree Inc. (a)	1,300	108,043
Ford Motor Co. (a)	10,100	108,676
GAP Inc., The	8,700	161,385
General Motors Co. (a)	16,500	334,455
International Game Technology	5,800	99,760
Limited Brands Inc.	2,400	96,840
Macy’s Inc.	6,100	196,298
McDonald’s Corp.	2,600	260,858
Polaris Industries Inc.	2,400	134,352
Priceline.com Inc. (a)	300	140,313
Ross Stores Inc.	9,000	427,770
Starbucks Corp.	2,600	119,626
Target Corp.	3,400	174,148
Time Warner Inc.	11,100	401,154
TJX Companies Inc.	3,000	193,650
TRW Automotive Holdings Corp. (a)	4,500	146,700
Viacom Inc. Class B	4,700	213,427
Walt Disney Co., The	10,500	393,750
Wynn Resorts Ltd.	1,400	154,686

		5,420,666

Consumer Staples (9.55%)
Brown-Forman Corp. Class B	2,800	225,428
Coca-Cola Enterprises Inc.	4,800	123,744
Colgate-Palmolive Co.	2,100	194,019
CVS Caremark Corp.	12,000	489,360
Dr. Pepper Snapple Group Inc.	4,600	181,608
Estee Lauder Companies Inc. Class A, The	2,100	235,872
Green Mountain Coffee Roasters Inc. (a)	1,700	76,245
PepsiCo Inc.	5,600	371,560
Philip Morris International Inc.	5,000	392,400
Procter & Gamble Co., The	2,800	186,788
Walgreen Co.	10,800	357,048
Wal-Mart Stores Inc.	11,000	657,360

		3,491,432

Energy (11.73%)
Anadarko Petroleum Corp.	4,500	343,485
Apache Corp.	3,800	344,204
Chevron Corp.	5,700	606,480
Cimarex Energy Co.	1,400	86,660
ConocoPhillips	2,800	204,036
Diamond Offshore Drilling Inc.	2,100	116,046
EQT Corp.	6,300	345,177
Exxon Mobil Corp.	6,900	584,844
Halliburton Co.	5,100	176,001
Marathon Oil Corp.	12,400	362,948
Occidental Petroleum Corp.	5,700	534,090

	Shares	Value
Common Stocks (Cont.)
Energy (Cont.)
Peabody Energy Corp.	2,600	$86,086
SM Energy Co.	1,500	109,650
Southwestern Energy Co. (a)	5,700	182,058
Williams Companies Inc., The	6,300	208,026

		4,289,791

Financials (11.52%)
ACE Ltd.	5,600	392,672
Aflac Inc.	7,900	341,754
Ameriprise Financial Inc.	7,900	392,156
Axis Capital Holdings Ltd.	2,700	86,292
Bank of America Corp.	58,800	326,928
CIT Group Inc. (a)	11,100	387,057
Discover Financial Services	7,000	168,000
Franklin Resources Inc.	3,600	345,816
JPMorgan Chase & Co.	11,800	392,350
MetLife Inc.	11,800	367,924
Moody’s Corp.	4,500	151,560
Travelers Companies Inc., The	6,600	390,522
Wells Fargo & Co.	17,000	468,520

		4,211,551

Health Care (13.52%)
Abbott Laboratories	5,800	326,134
Agilent Technologies Inc. (a)	5,200	181,636
Allergan Inc.	1,000	87,740
AmerisourceBergen Corp.	5,700	211,983
Becton, Dickinson and Co.	2,300	171,856
Biogen Idec Inc. (a)	1,900	209,095
Bristol-Myers Squibb Co.	5,871	206,894
Covidien PLC	12,200	549,122
CR Bard Inc.	2,100	179,550
DaVita Inc. (a)	1,200	90,972
Intuitive Surgical Inc. (a)	300	138,903
Johnson & Johnson	9,800	642,684
Medtronic Inc.	4,100	156,825
Merck & Co. Inc.	9,600	361,920
Pfizer Inc.	24,900	538,836
Quest Diagnostics Inc.	3,200	185,792
St. Jude Medical Inc.	10,000	343,000
Teva Pharmaceutical Industries Ltd. Sponsored ADR	9,000	363,240

		4,946,182

Industrials (10.32%)
Boeing Co., The	6,900	506,115
Caterpillar Inc.	2,100	190,260
CSX Corp.	7,400	155,844
Cummins Inc.	1,900	167,238
Deere & Co.	2,300	177,905
General Dynamics Corp.	2,400	159,384
General Electric Co.	10,400	186,264
Honeywell International Inc.	7,200	391,320
Lockheed Martin Corp.	2,500	202,250
Northrop Grumman Corp.	2,700	157,896

32	See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST LARGE CAP EQUITY FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2011

	Shares	Value
Common Stocks (Cont.)
Industrials (Cont.)
Raytheon Co.	3,100	$149,978
Tyco International Ltd.	3,800	177,498
Union Pacific Corp.	5,400	572,076
WW Grainger Inc.	1,600	299,504
Xylem Inc.	11,000	282,590

		3,776,122

Information Technology (18.26%)
Alliance Data Systems Corp. (a)	1,900	197,296
Apple Inc. (a)	1,400	567,000
Atmel Corp. (a)	20,700	167,670
Cisco Systems Inc.	8,500	153,680
Cognizant Technology Solutions Corp. Class A (a)	2,500	160,775
Dell Inc. (a)	35,900	525,217
F5 Networks Inc. (a)	3,400	360,808
Google Inc. Class A (a)	450	290,655
Hewlett-Packard Co.	3,800	97,888
Intel Corp.	23,400	567,450
International Business Machines Corp.	1,900	349,372
JDS Uniphase Corp. (a)	11,100	115,884
Lam Research Corp. (a)	2,800	103,656
MasterCard Inc. Class A	800	298,256
Microsoft Corp.	27,100	703,516
NeuStar Inc. Class A (a)	2,900	99,093
Oracle Corp.	20,900	536,085
Red Hat Inc. (a)	4,100	169,289
SanDisk Corp. (a)	4,700	231,287
TE Connectivity Ltd.	5,800	178,698
Visa Inc. Class A	2,100	213,213
VMware Inc. Class A (a)	2,900	241,251
Western Union Co.	9,200	167,992
Xilinx Inc.	5,700	182,742

		6,678,773

Materials (3.80%)
Alcoa Inc.	8,500	73,525
CF Industries Holdings Inc.	1,300	188,474
Crown Holdings Inc. (a)	5,000	167,900
Dow Chemical Co., The	12,800	368,128
Freeport-McMoRan Copper & Gold Inc.	5,000	183,950
International Paper Co.	6,500	192,400
Sherwin-Williams Co., The	2,400	214,248

		1,388,625

Telecommunication Services (1.85%)
AT&T Inc.	17,400	526,176
MetroPCS Communications Inc. (a)	17,500	151,900

		678,076

	Shares	Value
Common Stocks (Cont.)
Utilities (1.99%)
American Electric Power Company Inc.	9,000	$371,790
Sempra Energy	6,500	357,500

		729,290

Total Common Stocks (cost $33,161,199)		35,610,508

Short-term Investments (2.68%)
JPMorgan U.S. Government Money Market Fund	978,194	978,194

Total Short-term Investments (cost $978,194)		978,194

TOTAL INVESTMENTS (100.04%) (cost $34,139,393)		36,588,702
LIABILITIES, NET OF OTHER ASSETS (-0.04%)		(13,575)

NET ASSETS (100.00%)		$36,575,127

(a)	Non-income producing security.

ADR  –  American Depository Receipt

See accompanying notes to financial statements.	33

STATE FARM VARIABLE PRODUCT TRUST SMALL/MID CAP EQUITY FUND

SCHEDULE OF INVESTMENTS

December 31, 2011

	Shares	Value
Common Stocks (97.80%)
Consumer Discretionary (15.87%)
Abercrombie & Fitch Co. Class A	2,810	$137,240
Blyth Inc.	3,400	193,120
BorgWarner Inc. (a)	3,050	194,407
Caribou Coffee Company Inc. (a)	10,900	152,055
Cinemark Holdings Inc.	5,700	105,393
Coach Inc.	2,120	129,405
Cost Plus Inc. (a)	20,100	195,975
Dick’s Sporting Goods Inc.	4,280	157,846
Dillard’s Inc. Class A	5,200	233,376
Domino’s Pizza Inc. (a)	7,900	268,205
Foot Locker Inc.	8,170	194,773
Fossil Inc. (a)	1,170	92,851
Genesco Inc. (a)	5,000	308,700
Gentex Corp.	6,760	200,028
GNC Holdings Inc. Class A (a)	3,930	113,774
Jarden Corp.	4,490	134,161
LKQ Corp. (a)	7,080	212,966
Lululemon Athletica Inc. (a)	4,210	196,439
Macy’s Inc.	10,730	345,291
Modine Manufacturing Co. (a)	9,400	88,924
Nordstrom Inc.	5,190	257,995
Penske Automotive Group Inc.	9,900	190,575
Pep Boys-Manny, Moe & Jack, The	11,200	123,200
Pier 1 Imports Inc. (a)	21,400	298,102
PVH Corp.	2,090	147,324
Ralph Lauren Corp.	1,030	142,222
Saga Communications Inc. Class A (a)	6,400	239,232
Sally Beauty Holdings Inc. (a)	9,500	200,735
Sinclair Broadcast Group Inc. Class A	25,900	293,447
Standard Motor Products Inc.	9,600	192,480
Tesla Motors Inc. (a)	5,130	146,513
Town Sports International Holdings Inc. (a)	21,700	159,495
Tractor Supply Co.	1,320	92,598
Under Armour Inc. Class A (a)	1,810	129,941

		6,268,788

Consumer Staples (3.61%)
Beam Inc.	2,430	124,489
Church & Dwight Co. Inc.	3,600	164,736
Corn Products International Inc.	4,570	240,336
Elizabeth Arden Inc. (a)	5,900	218,536
Fresh Del Monte Produce Inc.	5,900	147,559
Hansen Natural Corp. (a)	850	78,319
Omega Protein Corp. (a)	12,000	85,560
Pantry Inc., The (a)	8,600	102,942
Susser Holdings Corp. (a)	6,400	144,768
Whole Foods Market Inc.	1,690	117,590

		1,424,835

Energy (7.56%)
Baker Hughes Inc.	8,660	421,222
Cameron International Corp. (a)	4,400	216,436
Energy XXI (Bermuda) Ltd. (a)	10,230	326,132
Ensco PLC Sponsored ADR	1,510	70,849

	Shares	Value
Common Stocks (Cont.)
Energy (cont.)
Helix Energy Solutions Group Inc. (a)	10,900	$172,220
Hercules Offshore Inc. (a)	71,500	317,460
Noble Energy Inc.	3,440	324,702
Pioneer Drilling Co. (a)	19,900	192,632
Plains Exploration & Production Co. (a)	10,270	377,114
SM Energy Co.	2,150	157,165
Swift Energy Co. (a)	3,100	92,132
Weatherford International Ltd. (a)	16,280	238,339
Westmoreland Coal Co. (a)	6,400	81,601

		2,988,004

Financials (24.67%)
Advance America Cash Advance Centers Inc.	29,400	263,130
Affiliated Managers Group Inc. (a)	1,940	186,143
American Tower Corp. Class A	3,900	234,039
Ameriprise Financial Inc.	4,720	234,301
AmTrust Financial Services Inc.	8,600	204,250
Argo Group International Holdings Ltd.	4,900	141,904
Armour Residential REIT Inc.	28,100	198,105
BancFirst Corp.	2,600	97,604
Bancorp Inc., The (a)	11,100	80,253
BioMed Realty Trust Inc.	10,930	197,614
Calamos Asset Management Inc. Class A	6,700	83,817
Cardinal Financial Corp.	16,400	176,136
CBRE Group Inc. (a)	18,010	274,112
City Holding Co.	5,900	199,951
CME Group Inc.	580	141,329
CNO Financial Group Inc. (a)	28,600	180,466
East West Bancorp Inc.	18,370	362,808
Employers Holdings Inc.	14,100	255,069
EZCORP Inc. Class A (a)	9,100	239,967
F.N.B. Corp.	17,800	201,318
Fifth Third Bancorp	26,440	336,317
First Industrial Realty Trust Inc. (a)	33,700	344,751
Gramercy Capital Corp. (a)	46,300	115,750
Infinity Property & Casualty Corp.	3,600	204,264
Interactive Brokers Group Inc. Class A	10,000	149,400
IntercontinentalExchange Inc. (a)	2,670	321,868
Invesco Ltd.	14,540	292,109
iStar Financial Inc. (a)	24,300	128,547
Jones Lang LaSalle Inc.	3,110	190,519
Kemper Corp.	7,300	213,233
Meadowbrook Insurance Group Inc.	15,900	169,812
Merchants Bancshares Inc.	2,200	64,240
MPG Office Trust Inc. (a)	57,200	113,828
MSCI Inc. Class A (a)	2,400	79,032
Nelnet Inc. Class A	7,900	193,313
Newcastle Investment Corp.	31,500	146,475
Ocwen Financial Corp. (a)	13,900	201,272
One Liberty Properties Inc.	11,963	197,390
PNC Financial Services Group Inc.	5,390	310,841
ProAssurance Corp.	2,700	215,514
Raymond James Financial Inc.	2,610	80,806

34	See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST SMALL/MID CAP EQUITY FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2011

	Shares	Value
Common Stocks (Cont.)
Financials (cont.)
Republic Bancorp Inc. Class A	4,400	$100,760
Retail Opportunity Investments Corp.	18,400	217,856
RLI Corp.	2,600	189,436
Sabra Health Care REIT Inc.	5,300	64,077
Signature Bank (a)	3,790	227,362
SVB Financial Group (a)	1,800	85,842
United Community Banks Inc. (a)	13,140	91,849
United Financial Bancorp Inc.	11,700	188,253
Universal Insurance Holdings Inc.	18,400	65,872
Weingarten Realty Investors	5,021	109,558
Winthrop Realty Trust	13,000	132,210
World Acceptance Corp. (a)	3,400	249,898

		9,744,570

Health Care (7.92%)
Agilent Technologies Inc. (a)	4,010	140,069
Alexion Pharmaceuticals Inc. (a)	2,280	163,020
AmerisourceBergen Corp.	5,640	209,752
Cambrex Corp. (a)	14,800	106,264
Cerner Corp. (a)	2,430	148,838
Cooper Companies Inc., The	3,050	215,086
Cubist Pharmaceuticals Inc. (a)	1,970	78,051
Express Scripts Inc. (a)	2,930	130,942
Health Management Associates Inc. Class A (a)	12,410	91,462
Intuitive Surgical Inc. (a)	130	60,191
Invacare Corp.	3,400	51,986
Kindred Healthcare Inc. (a)	17,800	209,506
Masimo Corp. (a)	4,850	90,622
Medicines Co., The (a)	11,800	219,952
Perrigo Co.	3,320	323,036
PharMerica Corp. (a)	4,400	66,792
Shire PLC ADR	2,490	258,711
SXC Health Solutions Corp. (a)	3,240	182,995
Triple-S Management Corp. Class B (a)	5,300	106,106
U.S. Physical Therapy Inc.	4,600	90,528
Valeant Pharmaceuticals International Inc. (a)	2,620	122,328
Vanda Pharmaceuticals Inc. (a)	13,100	62,356

		3,128,593

Industrials (14.99%)
Alaska Air Group Inc. (a)	3,400	255,306
AMERCO	2,300	203,320
Arkansas Best Corp.	7,400	142,598
BE Aerospace Inc. (a)	8,600	332,906
Ceradyne Inc. (a)	8,100	216,918
Chicago Bridge & Iron Co. N.V. NY Reg. Shares	9,850	372,330
CSX Corp.	10,200	214,812
Curtiss-Wright Corp.	4,000	141,320
Dycom Industries Inc. (a)	10,300	215,476
Eaton Corp.	6,800	296,004
Esterline Technologies Corp. (a)	2,100	117,537

	Shares	Value
Common Stocks (Cont.)
Industrials (cont.)
Expeditors International of Washington Inc.	4,260	$174,490
Fluor Corp.	3,100	155,775
Hertz Global Holdings Inc. (a)	8,920	104,542
International Shipholding Corp.	4,800	89,712
Joy Global Inc.	4,370	327,619
Kennametal Inc.	5,750	209,990
Layne Christensen Co. (a)	5,700	137,940
Lydall Inc. (a)	15,000	142,350
MasTec Inc. (a)	13,000	225,810
Mueller Industries Inc.	2,400	92,208
Multi-Color Corp.	7,700	198,121
Precision Castparts Corp.	1,815	299,094
SkyWest Inc.	8,200	103,238
Standex International Corp.	2,900	99,064
Timken Co., The	7,410	286,841
Triumph Group Inc.	5,530	323,228
UniFirst Corp.	1,700	96,458
United Rentals Inc. (a)	7,600	224,580
Verisk Analytics Inc. Class A (a)	1,530	61,399
WABCO Holdings Inc. (a)	1,390	60,326

		5,921,312

Information Technology (11.98%)
Alliance Data Systems Corp. (a)	3,480	361,363
Altera Corp.	4,040	149,884
Autodesk Inc. (a)	5,980	181,373
Avago Technologies Ltd.	5,770	166,522
Brightpoint Inc. (a)	15,400	165,704
CACI International Inc. Class A (a)	3,500	195,720
Check Point Software Technologies Ltd. (a)	3,065	161,036
Citrix Systems Inc. (a)	2,350	142,692
Cognizant Technology Solutions Corp. Class A (a)	1,970	126,691
Coherent Inc. (a)	1,770	92,518
Cypress Semiconductor Corp. (a)	7,960	134,444
F5 Networks Inc. (a)	1,740	184,649
IAC/InterActiveCorp	3,090	131,634
Informatica Corp. (a)	3,060	113,006
Insight Enterprises Inc. (a)	10,900	166,661
Intuit Inc.	3,630	190,902
MICROS Systems Inc. (a)	2,730	127,163
OSI Systems Inc. (a)	5,300	258,534
Photronics Inc. (a)	35,700	217,056
Polycom Inc. (a)	7,460	121,598
Red Hat Inc. (a)	2,000	82,580
Richardson Electronics Ltd.	26,000	319,540
Riverbed Technology Inc. (a)	6,020	141,470
Rovi Corp. (a)	3,530	86,767
TIBCO Software Inc. (a)	5,510	131,744
Trimble Navigation Ltd. (a)	3,520	152,768
Unisys Corp. (a)	6,000	118,260
United Online Inc.	32,800	178,432

See accompanying notes to financial statements.	35

STATE FARM VARIABLE PRODUCT TRUST SMALL/MID CAP EQUITY FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2011

	Shares	Value
Common Stocks (Cont.)
Information Technology (cont.)
Wright Express Corp. (a)	2,440	$132,443

		4,733,154

Materials (4.22%)
Airgas Inc.	1,470	114,778
American Vanguard Corp.	15,600	208,104
Aurico Gold Inc. (a)	14,320	114,703
Ecolab Inc.	6,150	355,532
Kaiser Aluminum Corp.	3,600	165,168
P. H. Glatfelter Co.	12,100	170,852
Quaker Chemical Corp.	4,900	190,561
Westlake Chemical Corp.	4,700	189,128
Yamana Gold Inc.	10,820	158,945

		1,667,771

Telecommunication Services (1.73%)
General Communication Inc. Class A (a)	18,800	184,052
IDT Corp. Class B	11,600	108,808
SBA Communications Corp. Class A (a)	5,910	253,894
Vonage Holdings Corp. (a)	55,100	134,995

		681,749

Utilities (5.25%)
AES Corp., The (a)	32,130	380,419
American Water Works Co. Inc.	7,550	240,543
Chesapeake Utilities Corp.	3,800	164,730
Cleco Corp.	5,400	205,740
El Paso Electric Co.	7,300	252,872
ITC Holdings Corp.	3,475	263,683
Laclede Group Inc., The	4,100	165,927
NiSource Inc.	12,530	298,339
Unitil Corp.	3,600	102,169

		2,074,422

Total Common Stocks
(cost $35,758,891)		38,633,198

	Shares	Value
Registered Investment Companies (0.33%)
Financials (0.33%)
Arlington Asset Investment Corp. Class A	6,100	$130,113

Total Registered Investment Companies
(cost $121,132)		130,113

Short-term Investments (2.35%)
JPMorgan U.S. Government Money Market Fund	928,368	928,368

Total Short-term Investments
(cost $928,368)		928,368

TOTAL INVESTMENTS (100.48%)
(cost $36,808,391)		39,691,679
LIABILITIES, NET OF OTHER ASSETS (-0.48%)		(189,544)

NET ASSETS (100.00%)		$39,502,135

(a)	Non-income producing security.

ADR  –  American Depository Receipt

36	See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST INTERNATIONAL EQUITY FUND

SCHEDULE OF INVESTMENTS

December 31, 2011

	Shares	Value
Common Stocks (94.72%)
Argentina (1.23%)
Arcos Dorados Holdings Inc. Class A	8,768	$180,007
MercadoLibre Inc.	3,033	241,245

		421,252

Australia (0.96%)
BHP Billiton PLC	11,308	329,714

Austria (0.33%)
Erste Group Bank AG	6,340	111,472

Belgium (2.33%)
Anheuser-Busch InBev NV	12,987	795,123

Brazil (2.83%)
BR Malls Participacoes SA	24,000	233,148
Itau Unibanco Holding SA ADR	17,080	317,005
OGX Petroleo e Gas Participacoes SA (a)	57,000	416,212

		966,365

Canada (2.66%)
Canadian National Railway Co.	5,859	460,283
Imax Corp. (a)	5,798	106,277
Pacific Rubiales Energy Corp.	8,638	158,812
Potash Corporation of Saskatchewan Inc.	4,500	185,760

		911,132

China (3.13%)
Baidu Inc. Sponsored ADR (a)	3,454	402,287
China Life Insurance Co. Ltd. H	54,000	133,495
China Mobile Ltd.	31,000	302,951
China Pacific Insurance (Group) Company Ltd. H	8,200	23,386
PetroChina Company Ltd. H	166,000	207,110

		1,069,229

Denmark (3.41%)
A P Moller-Maersk A/S Class B	3	19,807
Novo Nordisk A/S Class B	8,276	951,049
Novozymes A/S B Shares	6,343	195,814

		1,166,670

France (7.91%)
Accor SA	2,725	69,073
AXA SA	14,732	191,528
Compagnie de Saint-Gobain	3,212	123,321
DANONE SA	4,916	309,028
Essilor International SA	1,155	81,545
JC Decaux SA (a)	6,500	149,703
L’Oreal SA	2,200	229,781
Pernod Ricard SA	5,884	545,717

	Shares	Value
Common Stocks (Cont.)
France (Cont.)
Publicis Groupe	3,933	$180,934
Schneider Electric SA	11,003	579,310
Unibail-Rodamco SE	1,353	243,231

		2,703,171

Germany (5.28%)
Adidas AG	4,030	262,146
Allianz SE Reg.	2,129	203,656
Bayerische Motoren Werke (BMW) AG	4,940	330,933
Daimler AG Registered Shares	4,439	194,876
Infineon Technologies AG	22,275	167,672
Linde AG	2,746	408,532
SAP AG	4,506	238,233

		1,806,048

Hong Kong (5.11%)
Belle International Holdings Ltd.	129,000	225,558
Cheung Kong Holdings Ltd.	23,000	273,633
China Unicom (Hong Kong) Ltd.	220,000	463,420
CNOOC Ltd.	99,000	173,103
Hang Lung Properties Ltd.	112,000	318,698
Li & Fung Ltd.	158,000	292,133

		1,746,545

India (0.49%)
ICICI Bank Ltd. Sponsored ADR	6,386	168,782

Ireland (1.03%)
Accenture PLC Class A	6,590	350,786

Israel (0.51%)
Check Point Software Technologies Ltd. (a)	3,332	175,063

Italy (0.17%)
Prada SpA (a)	13,200	59,741

Japan (9.52%)
Canon Inc.	10,800	478,472
Fanuc Corp.	6,200	948,889
Honda Motor Co. Ltd.	8,600	262,346
Hoya Corp.	8,300	178,789
Japan Tobacco Inc.	79	371,547
Komatsu Ltd.	6,100	142,574
Marubeni Corp.	29,000	176,705
Rakuten Inc.	140	150,604
Sumitomo Realty & Development Co. Ltd.	10,000	175,133
Toyota Motor Corp.	5,800	193,283
Yamada Denki Co. Ltd.	2,580	175,644

		3,253,986

See accompanying notes to financial statements.	37

STATE FARM VARIABLE PRODUCT TRUST INTERNATIONAL EQUITY FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2011

	Shares	Value
Common Stocks (Cont.)
Malaysia (1.83%)
Genting Berhad	98,400	$341,451
Sime Darby Berhad	98,000	284,416

		625,867

Mexico (0.53%)
Wal-mart de Mexico SAB de CV	66,500	182,516

Netherlands (3.63%)
ASML Holding NV	11,934	501,595
Royal Dutch Shell PLC Class A	9,377	341,635
Sensata Technologies Holding NV (a)	11,696	307,371
Yandex NV Class A (a)	4,574	90,108

		1,240,709

Norway (0.74%)
Statoil ASA	9,800	251,519

Singapore (1.15%)
DBS Group Holdings Ltd.	20,516	182,217
United Overseas Bank Ltd.	17,974	211,605

		393,822

South Korea (0.56%)
Samsung Electronics Co. Ltd.	209	191,946

Spain (1.41%)
Industria de Diseno Textil SA	3,764	308,272
Telefonica SA	9,963	172,595

		480,867

Sweden (4.81%)
Atlas Copco AB Class A	20,900	449,459
Hennes & Mauritz AB (H&M) B Shares	6,125	196,956
Investor AB B Shares	9,000	167,915
Millicom International Cellular
SA SDR	4,433	444,134
Sandvik AB	17,098	209,811
Volvo AB B Shares	16,000	175,064

		1,643,339

Switzerland (11.58%)
ABB Ltd. Reg. (a)	13,723	258,302
Compagnie Financiere Richemont SA Class A	5,151	260,539
Holcim Ltd. Reg. (a)	4,123	220,569
Julius Baer Group Ltd. (a)	11,522	450,674
Nestle SA Reg.	14,357	825,378
Novartis AG	2,313	132,235
Roche Holding AG	5,379	911,676
Swatch Group AG, The	979	366,356
Syngenta AG Reg. (a)	1,016	297,456
UBS AG Reg. (a)	19,707	234,562

		3,957,747

	Shares	Value
Common Stocks (Cont.)
Taiwan (2.11%)
Taiwan Semiconductor Manufacturing Company Ltd. Sponsored ADR	55,935	$722,121

United Kingdom (17.24%)
Anglo American PLC	9,333	344,816
ARM Holdings PLC	30,128	276,990
BG Group PLC	14,994	320,527
British American Tobacco PLC	10,349	491,080
British Sky Broadcasting Group PLC	39,238	446,361
CRH PLC	4,138	82,257
Diageo PLC	19,066	416,459
Experian PLC	25,500	346,711
Imperial Tobacco Group PLC	9,437	356,865
Reed Elsevier PLC	21,776	175,516
Rolls-Royce Holdings PLC (a)	36,853	427,242
Rolls-Royce Holdings PLC Class C Entitlement Shares (a) (b)	1,381,449	2,145
Shire PLC	10,395	362,096
Standard Chartered PLC	37,813	827,415
Tullow Oil PLC	13,312	289,843
Xstrata PLC	48,007	729,147

		5,895,470

United States (2.23%)
Citigroup Inc.	10,007	263,284
Las Vegas Sands Corp. (a)	4,071	173,954
Wynn Resorts Ltd.	2,944	325,283

		762,521

Total Common Stocks (cost $32,514,232)		32,383,523

Preferred Stocks (2.98%)
Brazil (2.98%)
Banco Bradesco SA Pfd.	22,868	376,996
Petroleo Brasileiro SA Pfd.	31,300	360,615
Suzano Papel e Celulose SA	27,250	98,467
Vale SA Pfd. Class A	9,000	182,485

		1,018,563

Total Preferred Stocks (cost $1,538,616)		1,018,563

38	See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST INTERNATIONAL EQUITY FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2011

	Shares	Value
Short-term Investments (3.12%)
State Street Institutional U.S. Government Money Market Fund	1,066,887	$1,066,887

Total Short-term Investments (cost $1,066,887)		1,066,887

TOTAL INVESTMENTS (100.82%) (cost $35,119,735)		34,468,973
LIABILITIES, NET OF CASH AND OTHER ASSETS (-0.82%)		(279,209)

NET ASSETS (100.00%)		$34,189,764

(a)	Non-income producing security.
(b)	In accordance with the Trust’s Valuation Procedures, State Farm Investment Management Corp. (“SFIMC”) determined the fair value for the security considering the facts and circumstances related to the particular security.

ADR  –  American Depository Receipt

SDR  –  Swedish Depository Receipt

INTERNATIONAL EQUITY FUND FOREIGN

CURRENCY DENOMINATIONS

Currency	Value	%
Euro	$6,739,911	19.55
British Pound	6,225,184	18.06
United States Dollar	5,536,503	16.06
Swiss Franc	3,957,747	11.48
Japanese Yen	3,253,986	9.44
Hong Kong Dollar	2,473,228	7.18
Brazilian Real	1,667,923	4.84
Swedish Krona	1,643,339	4.77
Danish Krone	1,166,670	3.38
Malaysian Ringgit	625,867	1.82
Singapore Dollar	393,822	1.14
Norwegian Krone	251,519	0.73
South Korean Won	191,946	0.56
Mexican Peso	182,516	0.53
Canadian Dollar	158,812	0.46

Total Investments	$34,468,973	100.00%

INTERNATIONAL EQUITY FUND SECTOR CLASSIFICATIONS

Sector	Value	%
Consumer Discretionary	$5,427,946	15.88
Financials	5,107,835	14.94
Industrials	4,911,410	14.37
Consumer Staples	4,523,494	13.23
Information Technology	4,015,307	11.74
Materials	3,075,017	8.99
Energy	2,519,376	7.37
Health Care	2,438,601	7.13
Telecommunication Services	1,383,100	4.05

Total Stocks	33,402,086	97.70
Short-term Investments	1,066,887	3.12
Liabilities, Net of Cash and Other Assets	(279,209)	(0.82)

Net Assets	$34,189,764	100.00%

See accompanying notes to financial statements.	39

STATE FARM VARIABLE PRODUCT TRUST LARGE CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS

December 31, 2011

	Shares	Value
Common Stocks (99.56%)
Consumer Discretionary (10.63%)
Abercrombie & Fitch Co. Class A	3,380	$165,079
Amazon.com Inc. (a)	14,456	2,502,334
Apollo Group Inc. Class A (a)	4,604	248,017
AutoNation Inc. (a)	1,977	72,892
AutoZone Inc. (a)	1,110	360,717
Bed Bath & Beyond Inc. (a)	9,541	553,092
Best Buy Company Inc.	11,663	272,564
Big Lots Inc. (a)	2,615	98,742
BorgWarner Inc. (a)	4,352	277,396
Cablevision Systems Corp. Class A	9,042	128,577
CarMax Inc. (a)	8,907	271,485
Carnival Corp.	17,984	586,998
CBS Corp. Class B	26,008	705,857
Chipotle Mexican Grill Inc. (a)	1,235	417,109
Coach Inc.	11,589	707,393
Comcast Corp. Class A	108,322	2,568,315
Darden Restaurants Inc.	5,308	241,939
DeVry Inc.	2,481	95,419
DIRECTV Class A (a)	28,042	1,199,076
Discovery Communications Inc. Class A (a)	10,503	430,308
Dollar Tree Inc. (a)	4,724	392,612
DR Horton Inc.	11,205	141,295
Expedia Inc.	3,790	109,986
Family Dollar Stores Inc.	4,700	271,002
Ford Motor Co. (a)	151,124	1,626,094
GameStop Corp. Class A (a)	5,692	137,348
Gannett Co. Inc.	9,470	126,614
GAP Inc., The	13,838	256,695
Genuine Parts Co.	6,165	377,298
Goodyear Tire & Rubber Co., The (a)	9,731	137,888
H&R Block Inc.	11,641	190,098
Harley-Davidson Inc.	9,235	358,964
Harman International Industries Inc.	2,803	106,626
Hasbro Inc.	4,614	147,140
Home Depot Inc.	61,266	2,575,623
International Game Technology	11,876	204,267
Interpublic Group of Companies Inc., The	18,328	178,331
J.C. Penney Company Inc.	5,700	200,355
Johnson Controls Inc.	26,853	839,425
Kohl’s Corp.	10,072	497,053
Leggett & Platt Inc.	5,529	127,388
Lennar Corp.	6,109	120,042
Limited Brands Inc.	9,876	398,497
Lowe’s Companies Inc.	49,819	1,264,406
Macy’s Inc.	16,685	536,923
Marriott International Inc. Class A	10,610	309,494
Mattel Inc.	13,511	375,065
McDonald’s Corp.	40,666	4,080,020
McGraw-Hill Companies Inc., The	11,661	524,395
Netflix Inc. (a)	2,230	154,517
Newell Rubbermaid Inc.	11,541	186,387
News Corp. Class A	87,154	1,554,827
NIKE Inc. Class B	14,742	1,420,687
Nordstrom Inc.	6,429	319,586
Omnicom Group Inc.	10,948	488,062

	Shares	Value
Common Stocks (Cont.)
Consumer Discretionary (Cont.)
O’Reilly Automotive Inc. (a)	5,068	$405,187
Priceline.com Inc. (a)	1,968	920,453
Pulte Group Inc. (a)	14,138	89,211
Ralph Lauren Corp.	2,569	354,728
Ross Stores Inc.	9,134	434,139
Scripps Networks Interactive Class A	3,899	165,396
Sears Holdings Corp. (a)	1,535	48,782
Staples Inc.	27,763	385,628
Starbucks Corp.	29,515	1,357,985
Starwood Hotels & Resorts Worldwide Inc.	7,665	367,690
Target Corp.	26,720	1,368,598
Tiffany & Co.	5,082	336,733
Time Warner Cable Inc.	12,682	806,195
Time Warner Inc.	39,778	1,437,577
TJX Companies Inc.	15,030	970,186
TripAdvisor Inc. (a)	3,790	95,546
Urban Outfitters Inc. (a)	4,533	124,929
VF Corp.	3,442	437,100
Viacom Inc. Class B	21,946	996,568
Walt Disney Co., The	71,398	2,677,425
Washington Post Co., The	198	74,608
Whirlpool Corp.	3,043	144,390
Wyndham Worldwide Corp.	6,046	228,720
Wynn Resorts Ltd.	3,180	351,358
Yum! Brands Inc.	18,262	1,077,642

		48,295,093

Consumer Staples (11.49%)
Altria Group Inc.	81,595	2,419,292
Archer-Daniels-Midland Co.	26,595	760,617
Avon Products Inc.	17,300	302,231
Beam Inc.	6,112	313,118
Brown-Forman Corp. Class B	3,950	318,015
Campbell Soup Co.	7,116	236,536
Clorox Co., The	5,188	345,313
Coca-Cola Co., The	90,265	6,315,842
Coca-Cola Enterprises Inc.	12,400	319,672
Colgate-Palmolive Co.	19,252	1,778,692
ConAgra Foods Inc.	16,538	436,603
Constellation Brands Inc. (a)	6,875	142,106
Costco Wholesale Corp.	17,223	1,435,020
CVS Caremark Corp.	51,730	2,109,549
Dean Foods Co. (a)	6,949	77,829
Dr. Pepper Snapple Group Inc.	8,520	336,370
Estee Lauder Companies Inc. Class A, The	4,475	502,632
General Mills Inc.	25,494	1,030,213
H.J. Heinz Co.	12,740	688,470
Hershey Co., The	6,125	378,402
Hormel Foods Corp.	5,424	158,869
J.M. Smucker Co., The	4,541	354,970
Kellogg Co.	9,823	496,749
Kimberly-Clark Corp.	15,655	1,151,582
Kraft Foods Inc. Class A	70,201	2,622,709
Kroger Co., The	23,732	574,789

40	See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST LARGE CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2011

	Shares	Value
Common Stocks (Cont.)
Consumer Staples (Cont.)
Lorillard Inc.	5,366	$611,724
McCormick & Co. Inc.	5,320	268,234
Mead Johnson Nutrition Co. Class A	8,111	557,469
Molson Coors Brewing Co. Class B	6,261	272,604
PepsiCo Inc.	62,134	4,122,591
Philip Morris International Inc.	69,032	5,417,631
Procter & Gamble Co., The	109,337	7,293,871
Reynolds American Inc.	13,533	560,537
Safeway Inc.	13,642	287,028
Sara Lee Corp.	23,456	443,788
Supervalu Inc.	8,635	70,116
Sysco Corp.	23,584	691,719
Tyson Foods Inc.	11,610	239,630
Walgreen Co.	35,343	1,168,440
Wal-Mart Stores Inc.	69,380	4,146,149
Whole Foods Market Inc.	6,419	446,634

		52,204,355

Energy (12.22%)
Alpha Natural Resources Inc. (a)	8,736	178,476
Anadarko Petroleum Corp.	19,790	1,510,571
Apache Corp.	15,308	1,386,599
Baker Hughes Inc.	17,235	838,310
Cabot Oil & Gas Corp.	4,138	314,074
Cameron International Corp. (a)	9,797	481,914
Chesapeake Energy Corp.	26,199	583,976
Chevron Corp.	79,151	8,421,666
ConocoPhillips	52,768	3,845,204
CONSOL Energy Inc.	9,017	330,924
Denbury Resources Inc. (a)	15,720	237,372
Devon Energy Corp.	16,052	995,224
Diamond Offshore Drilling Inc.	2,801	154,783
El Paso Corp.	30,792	818,143
EOG Resources Inc.	10,727	1,056,717
EQT Corp.	5,883	322,330
Exxon Mobil Corp.	190,495	16,146,356
FMC Technologies Inc. (a)	9,455	493,835
Halliburton Co.	36,707	1,266,759
Helmerich & Payne Inc.	4,164	243,011
Hess Corp.	11,844	672,739
Marathon Oil Corp.	27,968	818,623
Marathon Petroleum Corp.	14,206	472,918
Murphy Oil Corp.	7,769	433,044
Nabors Industries Ltd. (a)	11,623	201,543
National-Oilwell Varco Inc.	16,766	1,139,920
Newfield Exploration Co. (a)	5,290	199,592
Noble Corp. (a)	9,880	298,572
Noble Energy Inc.	6,982	659,031
Occidental Petroleum Corp.	32,257	3,022,481
Peabody Energy Corp.	10,682	353,681
Pioneer Natural Resources Co.	4,858	434,694
QEP Resources Inc.	6,895	202,024
Range Resources Corp.	6,217	385,081
Rowan Companies Inc. (a)	4,991	151,377
Schlumberger Ltd.	53,404	3,648,027
Southwestern Energy Co. (a)	13,824	441,539

	Shares	Value
Common Stocks (Cont.)
Energy (Cont.)
Spectra Energy Corp.	25,691	$789,998
Sunoco Inc.	4,274	175,319
Tesoro Corp. (a)	5,706	133,292
Valero Energy Corp.	22,457	472,720
Williams Companies Inc., The	23,559	777,920

		55,510,379

Financials (13.57%)
ACE Ltd.	13,374	937,785
Aflac Inc.	18,483	799,575
Allstate Corp., The	20,211	553,984
American Express Co.	40,160	1,894,347
American International Group Inc. (a)	17,131	397,439
American Tower Corp. Class A	15,588	935,436
Ameriprise Financial Inc.	8,992	446,363
Aon Corp.	12,833	600,584
Apartment Investment and Management Co.	4,765	109,166
Assurant Inc.	3,768	154,714
AvalonBay Communities Inc.	3,740	488,444
Bank of America Corp.	402,723	2,239,140
Bank of New York Mellon Corp.	48,193	959,523
BB&T Corp.	27,476	691,571
Berkshire Hathaway Inc. Class B (a)	69,863	5,330,547
BlackRock Inc.	3,991	711,356
Boston Properties Inc.	5,862	583,855
Capital One Financial Corp.	18,328	775,091
CBRE Group Inc. (a)	12,863	195,775
Charles Schwab Corp., The	42,861	482,615
Chubb Corp., The	11,051	764,950
Cincinnati Financial Corp.	6,326	192,690
Citigroup Inc.	116,176	3,056,591
CME Group Inc.	2,620	638,415
Comerica Inc.	7,953	205,187
Discover Financial Services	21,896	525,504
E*TRADE Financial Corp. (a)	9,863	78,509
Equity Residential	11,800	672,954
Federated Investors Inc. Class B	3,832	58,055
Fifth Third Bancorp	36,695	466,760
First Horizon National Corp.	10,847	86,776
Franklin Resources Inc.	5,753	552,633
Genworth Financial Inc. Class A (a)	20,008	131,052
Goldman Sachs Group Inc., The	19,566	1,769,353
Hartford Financial Services Group Inc.	17,404	282,815
HCP Inc.	16,100	667,023
Healthcare Realty Trust Inc.	7,532	410,720
Host Hotels & Resorts Inc.	28,078	414,712
Hudson City Bancorp Inc.	21,240	132,750
Huntington Bancshares Inc.	34,400	188,856
IntercontinentalExchange Inc. (a)	2,887	348,028
Invesco Ltd.	17,827	358,144
JPMorgan Chase & Co.	151,013	5,021,182
KeyCorp	37,976	292,035
Kimco Realty Corp.	16,045	260,571
Legg Mason Inc.	4,813	115,753
Leucadia National Corp.	7,710	175,325

See accompanying notes to financial statements.	41

STATE FARM VARIABLE PRODUCT TRUST LARGE CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2011

	Shares	Value
Common Stocks (Cont.)
Financials (Cont.)
Lincoln National Corp.	12,170	$236,341
Loews Corp.	12,136	456,920
M&T Bank Corp.	5,049	385,441
Marsh & McLennan Companies Inc.	21,384	676,162
MetLife Inc.	42,037	1,310,714
Moody’s Corp.	7,764	261,492
Morgan Stanley	58,857	890,506
NASDAQ OMX Group Inc., The (a)	5,085	124,633
Northern Trust Corp.	9,476	375,818
NYSE Euronext	10,363	270,474
People’s United Financial Inc.	14,333	184,179
Plum Creek Timber Co. Inc.	6,483	237,018
PNC Financial Services Group Inc.	20,825	1,200,978
Principal Financial Group Inc.	12,238	301,055
Progressive Corp., The	24,509	478,171
ProLogis Inc.	18,249	521,739
Prudential Financial Inc.	18,759	940,201
Public Storage	5,639	758,220
Regions Financial Corp.	49,649	213,491
Simon Property Group Inc.	11,672	1,504,988
SLM Corp.	20,178	270,385
State Street Corp.	19,551	788,101
Suntrust Banks Inc.	21,111	373,665
T Rowe Price Group Inc.	10,029	571,152
Torchmark Corp.	4,051	175,773
Travelers Companies Inc., The	16,405	970,684
Unum Group	11,620	244,833
US Bancorp	75,845	2,051,607
Ventas Inc.	11,460	631,790
Vornado Realty Trust	7,338	563,999
Wells Fargo & Co.	209,564	5,775,584
Weyerhaeuser Co.	21,070	393,377
XL Group PLC	12,738	251,830
Zions Bancorporation	7,363	119,871

		61,665,845

Health Care (11.80%)
Abbott Laboratories	61,901	3,480,693
Aetna Inc.	14,399	607,494
Agilent Technologies Inc. (a)	13,668	477,423
Allergan Inc.	12,129	1,064,198
AmerisourceBergen Corp.	10,267	381,830
Amgen Inc.	31,517	2,023,707
Baxter International Inc.	22,471	1,111,865
Becton, Dickinson and Co.	8,540	638,109
Biogen Idec Inc. (a)	9,658	1,062,863
Boston Scientific Corp. (a)	58,879	314,414
Bristol-Myers Squibb Co.	67,464	2,377,431
Cardinal Health Inc.	13,744	558,144
CareFusion Corp. (a)	8,932	226,962
Celgene Corp. (a)	17,643	1,192,667
Cerner Corp. (a)	5,869	359,476
Cigna Corp.	11,333	475,986
Coventry Health Care Inc. (a)	5,875	178,424
Covidien PLC	19,173	862,977
CR Bard Inc.	3,409	291,470

	Shares	Value
Common Stocks (Cont.)
Health Care (Cont.)
DaVita Inc. (a)	3,659	$277,389
DENTSPLY International Inc.	5,474	191,535
Edwards Lifesciences Corp. (a)	4,573	323,311
Eli Lilly & Co.	40,478	1,682,266
Express Scripts Inc. (a)	19,247	860,148
Forest Laboratories Inc. (a)	10,617	321,270
Gilead Sciences Inc. (a)	29,852	1,221,842
Hospira Inc. (a)	6,396	194,247
Humana Inc.	6,534	572,444
Intuitive Surgical Inc. (a)	1,544	714,887
Johnson & Johnson	108,523	7,116,938
Laboratory Corp. of America Holdings (a)	3,939	338,636
Life Technologies Corp. (a)	7,157	278,479
McKesson Corp.	9,706	756,194
Medco Health Solutions Inc. (a)	15,377	859,574
Medtronic Inc.	42,070	1,609,178
Merck & Co. Inc.	121,133	4,566,714
Mylan Inc. (a)	16,705	358,489
Patterson Companies Inc.	3,765	111,143
PerkinElmer Inc.	4,657	93,140
Perrigo Co.	3,698	359,815
Pfizer Inc.	305,501	6,611,042
Quest Diagnostics Inc.	6,181	358,869
St. Jude Medical Inc.	12,678	434,855
Stryker Corp.	12,962	644,341
Tenet Healthcare Corp. (a)	17,262	88,554
Thermo Fisher Scientific Inc. (a)	15,106	679,317
UnitedHealth Group Inc.	42,367	2,147,160
Varian Medical Systems Inc. (a)	4,473	300,272
Waters Corp. (a)	3,586	265,543
Watson Pharmaceuticals Inc. (a)	5,080	306,527
WellPoint Inc.	13,825	915,906
Zimmer Holdings Inc. (a)	7,087	378,589

		53,624,747

Industrials (10.65%)
3M Co.	27,854	2,276,507
Avery Dennison Corp.	4,156	119,194
Boeing Co., The	29,531	2,166,099
Caterpillar Inc.	25,693	2,327,786
CH Robinson Worldwide Inc.	6,548	456,919
Cintas Corp.	4,476	155,810
Cooper Industries PLC	6,283	340,224
CSX Corp.	41,728	878,792
Cummins Inc.	7,686	676,522
Danaher Corp.	22,679	1,066,820
Deere & Co.	16,380	1,266,993
Dover Corp.	7,323	425,100
Dun & Bradstreet Corp.	1,932	144,572
Eaton Corp.	13,282	578,165
Emerson Electric Co.	29,241	1,362,338
Equifax Inc.	4,812	186,417
Expeditors International of Washington Inc.	8,466	346,767
Fastenal Co.	11,756	512,679

42	See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST LARGE CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2011

	Shares	Value
Common Stocks (Cont.)
Industrials (Cont.)
FedEx Corp.	12,645	$1,055,984
Flowserve Corp.	2,162	214,730
Fluor Corp.	6,826	343,006
General Dynamics Corp.	14,153	939,901
General Electric Co.	419,546	7,514,069
Goodrich Corp.	5,011	619,861
Honeywell International Inc.	30,741	1,670,773
Illinois Tool Works Inc.	19,203	896,972
Ingersoll-Rand PLC	12,344	376,122
Iron Mountain Inc.	7,351	226,411
Jacobs Engineering Group Inc. (a)	5,048	204,848
Joy Global Inc.	4,172	312,775
L-3 Communications Holdings Inc.	3,948	263,253
Lockheed Martin Corp.	10,545	853,090
Masco Corp.	14,362	150,514
Norfolk Southern Corp.	13,358	973,264
Northrop Grumman Corp.	10,325	603,806
PACCAR Inc.	14,310	536,196
Pall Corp.	4,532	259,004
Parker Hannifin Corp.	6,004	457,805
Pitney Bowes Inc.	7,872	145,947
Precision Castparts Corp.	5,740	945,895
Quanta Services Inc. (a)	8,453	182,078
Raytheon Co.	13,755	665,467
Republic Services Inc.	12,511	344,678
Robert Half International Inc.	5,682	161,710
Rockwell Automation Inc.	5,640	413,807
Rockwell Collins Inc.	5,977	330,946
Roper Industries Inc.	3,874	336,534
RR Donnelley & Sons Co.	7,365	106,277
Ryder System Inc.	2,002	106,386
Snap-on Inc.	2,364	119,666
Southwest Airlines Co.	30,941	264,855
Stanley Black & Decker Inc.	6,701	452,988
Stericycle Inc. (a)	3,362	261,967
Textron Inc.	11,182	206,755
Tyco International Ltd.	18,305	855,027
Union Pacific Corp.	19,199	2,033,942
United Parcel Service Inc. Class B	38,351	2,806,910
United Technologies Corp.	36,003	2,631,459
Waste Management Inc.	18,295	598,429
WW Grainger Inc.	2,416	452,251
Xylem Inc.	7,301	187,561

		48,371,623

Information Technology (18.92%)
Accenture PLC Class A	25,501	1,357,418
Adobe Systems Inc. (a)	19,322	546,233
Advanced Micro Devices Inc. (a)	23,510	126,954
Akamai Technologies Inc. (a)	7,131	230,189
Altera Corp.	12,867	477,366
Amphenol Corp. Class A	6,587	298,984
Analog Devices Inc.	11,743	420,165
Apple Inc. (a)	36,936	14,959,080
Applied Materials Inc.	52,142	558,441
Autodesk Inc. (a)	9,029	273,850

	Shares	Value
Common Stocks (Cont.)
Information Technology (Cont.)
Automatic Data Processing Inc.	19,341	$1,044,607
BMC Software Inc. (a)	6,796	222,773
Broadcom Corp. Class A (a)	19,109	561,040
CA Inc.	14,707	297,302
Cisco Systems Inc.	213,652	3,862,828
Citrix Systems Inc. (a)	7,418	450,421
Cognizant Technology Solutions Corp. Class A (a)	12,017	772,813
Computer Sciences Corp.	6,018	142,627
Corning Inc.	62,064	805,591
Dell Inc. (a)	60,689	887,880
eBay Inc. (a)	45,720	1,386,688
Electronic Arts Inc. (a)	13,237	272,682
EMC Corp. (a)	81,074	1,746,334
F5 Networks Inc. (a)	3,181	337,568
Fidelity National Information Services Inc.	9,640	256,328
First Solar Inc. (a)	2,324	78,458
Fiserv Inc. (a)	5,533	325,008
FLIR Systems Inc.	6,151	154,206
Google Inc. Class A (a)	10,040	6,484,836
Harris Corp.	4,602	165,856
Hewlett-Packard Co.	78,968	2,034,216
Intel Corp.	202,370	4,907,472
International Business Machines Corp.	46,842	8,613,307
Intuit Inc.	11,813	621,246
Jabil Circuit Inc.	7,239	142,319
JDS Uniphase Corp. (a)	9,156	95,589
Juniper Networks Inc. (a)	20,905	426,671
KLA-Tencor Corp.	6,536	315,362
Lexmark International Inc.	2,857	94,481
Linear Technology Corp.	9,165	275,225
LSI Corp. (a)	22,100	131,495
MasterCard Inc. Class A	4,224	1,574,792
Microchip Technology Inc.	7,498	274,652
Micron Technology Inc. (a)	39,831	250,537
Microsoft Corp.	297,527	7,723,801
Molex Inc.	5,481	130,777
Motorola Mobility Holdings Inc. (a)	10,432	404,762
Motorola Solutions Inc.	11,322	524,095
NetApp Inc. (a)	14,252	516,920
Novellus Systems Inc. (a)	2,766	114,208
NVIDIA Corp. (a)	24,345	337,422
Oracle Corp.	156,362	4,010,685
Paychex Inc.	12,761	384,234
QUALCOMM Inc.	66,795	3,653,686
Red Hat Inc. (a)	7,650	315,868
SAIC Inc. (a)	11,026	135,510
Salesforce.com Inc. (a)	5,393	547,174
SanDisk Corp. (a)	9,618	473,302
Symantec Corp. (a)	29,297	458,498
TE Connectivity Ltd.	16,869	519,734
Teradata Corp. (a)	6,696	324,823
Teradyne Inc. (a)	7,565	103,111
Texas Instruments Inc.	45,412	1,321,943
Total System Services Inc.	6,408	125,340

See accompanying notes to financial statements.	43

STATE FARM VARIABLE PRODUCT TRUST LARGE CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2011

	Shares	Value
Common Stocks (Cont.)
Information Technology (Cont.)
VeriSign Inc.	6,322	$225,822
Visa Inc. Class A	20,243	2,055,272
Western Digital Corp. (a)	9,401	290,961
Western Union Co.	24,840	453,578
Xerox Corp.	55,125	438,795
Xilinx Inc.	10,431	334,418
Yahoo! Inc. (a)	49,293	795,093

		85,981,722

Materials (3.48%)
Air Products & Chemicals Inc.	8,364	712,529
Airgas Inc.	2,756	215,188
Alcoa Inc.	41,967	363,015
Allegheny Technologies Inc.	4,227	202,051
Ball Corp.	6,362	227,187
Bemis Company Inc.	4,124	124,050
CF Industries Holdings Inc.	2,558	370,859
Cliffs Natural Resources Inc.	5,684	354,397
Dow Chemical Co., The	47,107	1,354,797
E.I. du Pont de Nemours & Co.	36,719	1,680,996
Eastman Chemical Co.	5,468	213,580
Ecolab Inc.	11,929	689,615
FMC Corp.	2,793	240,310
Freeport-McMoRan Copper & Gold Inc.	37,687	1,386,505
International Flavors & Fragrances Inc.	3,177	166,538
International Paper Co.	17,352	513,619
MeadWestvaco Corp.	6,775	202,911
Monsanto Co.	21,309	1,493,122
Mosaic Co., The	11,896	599,915
Newmont Mining Corp.	19,719	1,183,337
Nucor Corp.	12,536	496,050
Owens-Illinois Inc. (a)	6,685	129,555
PPG Industries Inc.	6,137	512,378
Praxair Inc.	11,913	1,273,500
Sealed Air Corp.	6,584	113,311
Sherwin-Williams Co., The	3,436	306,732
Sigma-Aldrich Corp.	4,843	302,494
Titanium Metals Corp.	3,334	49,943
United States Steel Corp.	5,676	150,187
Vulcan Materials Co.	5,254	206,745

		15,835,416

Telecommunication Services (2.95%)
AT&T Inc.	235,497	7,121,429
CenturyLink Inc.	24,546	913,111
Frontier Communications Corp.	38,966	200,675
MetroPCS Communications Inc. (a)	11,790	102,337
Sprint Nextel Corp. (a)	119,194	278,914
Verizon Communications Inc.	112,502	4,513,580
Windstream Corp.	22,815	267,849

		13,397,895

Utilities (3.85%)
AES Corp., The (a)	25,624	303,388
AGL Resources Inc.	4,703	198,749

	Shares	Value
Common Stocks (Cont.)
Utilities (Cont.)
Ameren Corp.	9,615	$318,545
American Electric Power Company Inc.	19,297	797,159
CenterPoint Energy Inc.	16,832	338,155
CMS Energy Corp.	10,172	224,598
Consolidated Edison Inc.	11,550	716,446
Constellation Energy Group Inc.	7,889	312,957
Dominion Resources Inc.	22,725	1,206,243
DTE Energy Co.	6,719	365,850
Duke Energy Corp.	53,170	1,169,740
Edison International	12,852	532,073
Entergy Corp.	6,941	507,040
Exelon Corp.	26,338	1,142,279
FirstEnergy Corp.	16,607	735,690
Integrys Energy Group Inc.	2,998	162,432
NextEra Energy Inc.	16,848	1,025,706
NiSource Inc.	11,105	264,410
Northeast Utilities	7,104	256,241
NRG Energy Inc. (a)	9,140	165,617
ONEOK Inc.	4,129	357,943
Pepco Holdings Inc.	9,256	187,897
PG&E Corp.	16,198	667,682
Pinnacle West Capital Corp.	4,381	211,077
PPL Corp.	22,873	672,924
Progress Energy Inc.	11,654	652,857
Public Service Enterprise Group Inc.	20,031	661,223
SCANA Corp.	4,690	211,331
Sempra Energy	9,601	528,055
Southern Co.	34,243	1,585,108
TECO Energy Inc.	8,283	158,537
Wisconsin Energy Corp.	9,210	321,982
Xcel Energy Inc.	19,297	533,368

		17,493,302

Total Common Stocks (cost $469,668,268)		452,380,377

Short-term Investments (0.29%) State Street Institutional U.S. Government Money Market Fund	1,328,065	$1,328,065

Total Short-term Investments (cost $1,328,065)		1,328,065

TOTAL INVESTMENTS (99.85%) (cost $470,996,333)		453,708,442

CASH (b) AND OTHER ASSETS, NET OF LIABILITIES (0.15%)		670,823

NET ASSETS (100.00%)		$454,379,265

(a) Non-income producing security.
(b) At December 31, 2011, cash in the amount of $168,000 has been pledged to cover, in whole or in part, initial margin requirements for open futures contracts.

44	See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS

December 31, 2011

	Shares	Value
Common Stocks (97.89%)
Consumer Discretionary (12.89%)
1-800-FLOWERS.COM Inc. (a)	5,246	$11,541
99 Cents Only Stores (a)	9,193	201,786
Aeropostale Inc. (a)	15,750	240,188
AFC Enterprises Inc. (a)	4,850	71,290
AH Belo Corp. Class A	3,621	17,200
Ambassadors Group Inc.	3,525	15,898
American Axle & Manufacturing Holdings Inc. (a)	13,124	129,796
American Greetings Corp. Class A	7,934	99,254
American Public Education Inc. (a)	3,489	151,004
America’s Car-Mart Inc. (a)	1,688	66,136
Amerigon Inc. (a)	4,418	63,001
Ameristar Casinos Inc.	6,330	109,446
Ann Inc. (a)	10,138	251,220
Arbitron Inc.	5,330	183,405
Archipelago Learning Inc. (a)	2,577	24,920
Arctic Cat Inc. (a)	2,433	54,864
Asbury Automotive Group Inc. (a)	5,723	123,388
Ascena Retail Group Inc. (a)	12,248	364,011
Ascent Capital Group LLC Class A (a)	2,817	142,878
Barnes & Noble Inc. (a)	5,645	81,740
Beazer Homes USA Inc. (a)	14,896	36,942
bebe stores inc.	7,646	63,691
Belo Corp. Class A	18,157	114,389
Benihana Inc. (a)	2,802	28,664
Big 5 Sporting Goods Corp.	4,178	43,618
Biglari Holdings Inc. (a)	238	87,641
BJ’s Restaurants Inc. (a)	4,711	213,503
Black Diamond Inc. (a)	2,583	19,295
Blue Nile Inc. (a)	2,322	94,923
Blyth Inc.	1,017	57,766
Bob Evans Farms Inc.	5,947	199,462
Body Central Corp. (a)	2,337	58,332
Bon-Ton Stores Inc., The	2,364	7,967
Boyd Gaming Corp. (a)	10,822	80,732
Bravo Brio Restaurant Group Inc. (a)	3,784	64,896
Bridgepoint Education Inc. (a)	3,488	80,224
Brown Shoe Co. Inc.	8,144	72,482
Brunswick Corp.	17,334	313,052
Buckle Inc., The	5,243	214,281
Buffalo Wild Wings Inc. (a)	3,589	242,293
Build-A-Bear Workshop Inc. (a)	2,910	24,619
Cabela’s Inc. (a)	8,482	215,612
Callaway Golf Co.	12,450	68,848
Cambium Learning Group Inc. (a)	3,282	9,912
Capella Education Co. (a)	2,818	101,589
Caribou Coffee Company Inc. (a)	2,431	33,912
Carrols Restaurant Group Inc. (a)	2,452	28,370
Carter’s Inc. (a)	9,586	381,619
Casual Male Retail Group Inc. (a)	8,418	28,790
Cato Corp. Class A	5,379	130,172
Cavco Industries Inc. (a)	1,339	53,640
CEC Entertainment Inc.	3,858	132,908
Central European Media Enterprises Ltd. Class A (a)	7,189	46,872
Charming Shoppes Inc. (a)	22,585	110,666
Cheesecake Factory Inc., The (a)	11,262	330,540

	Shares	Value
Common Stocks (Cont.)
Consumer Discretionary (Cont.)
Cherokee Inc.	1,671	$19,501
Children’s Place Retail Stores Inc., The (a)	5,090	270,381
Christopher & Banks Corp.	7,073	16,551
Churchill Downs Inc.	2,462	128,344
Cinemark Holdings Inc.	18,135	335,316
Citi Trends Inc. (a)	2,894	25,409
Coinstar Inc. (a)	6,149	280,640
Coldwater Creek Inc. (a)	14,356	16,940
Collective Brands Inc. (a)	12,114	174,078
Columbia Sportswear Co.	2,381	110,836
Conn’s Inc. (a)	2,724	30,236
Cooper Tire & Rubber Co.	12,195	170,852
Core-Mark Holding Co. Inc.	2,184	86,486
Corinthian Colleges Inc. (a)	15,222	33,032
Cost Plus Inc. (a)	3,591	35,012
Cracker Barrel Old Country Store Inc.	4,465	225,081
Crocs Inc. (a)	17,569	259,494
Crown Media Holdings Inc. (a)	6,403	7,748
CSS Industries Inc.	1,503	29,940
Cumulus Media Inc. Class A (a)	6,930	23,146
Dana Holding Corp. (a)	28,512	346,421
Delta Apparel Inc. (a)	1,315	25,103
Denny’s Corp. (a)	19,379	72,865
Destination Maternity Corp.	2,044	34,176
Dial Global Inc. (a)	1,035	3,302
Digital Domain Media Group Inc. (a)	720	4,378
Digital Generation Inc. (a)	5,386	64,201
DineEquity Inc. (a)	3,048	128,656
Domino’s Pizza Inc. (a)	11,393	386,792
Dorman Products Inc. (a)	2,118	78,218
Drew Industries Inc. (a)	3,781	92,748
E.W. Scripps Co Class A (a)	6,094	48,813
Eastman Kodak Co. (a)	53,137	34,512
Einstein Noah Restaurant Group Inc.	1,099	17,386
Entercom Communications Corp. Class A (a)	4,788	29,446
Entravision Communications Corp. Class A	9,793	15,277
Ethan Allen Interiors Inc.	4,709	111,650
Exide Technologies (a)	15,049	39,579
Express Inc. (a)	10,848	216,309
Finish Line Inc. Class A, The	10,175	196,225
Fisher Communications Inc. (a)	1,745	50,308
Francesca’s Holdings Corp. (a)	1,959	33,891
Fred’s Inc. Class A	7,262	105,880
Fuel Systems Solutions Inc. (a)	3,307	54,532
Furniture Brands International Inc. (a)	8,259	10,159
Gaylord Entertainment Co. (a)	7,018	169,415
Geeknet Inc. (a)	820	13,981
Genesco Inc. (a)	4,613	284,807
G-III Apparel Group Ltd. (a)	3,252	81,007
Global Sources Ltd. (a)	2,395	11,616
GNC Holdings Inc. Class A (a)	4,494	130,101
Gordmans Stores Inc. (a)	1,003	12,608
Grand Canyon Education Inc. (a)	5,622	89,727

See accompanying notes to financial statements.	45

STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2011

	Shares	Value
Common Stocks (Cont.)
Consumer Discretionary (Cont.)
Gray Television Inc. (a)	9,777	$15,839
Group 1 Automotive Inc.	4,430	229,474
Harte-Hanks Inc.	8,776	79,774
Haverty Furniture Companies Inc.	3,737	41,032
Helen of Troy Ltd. (a)	6,055	185,888
hhgregg Inc. (a)	3,287	47,497
Hibbett Sports Inc. (a)	5,331	240,855
Hillenbrand Inc.	12,181	271,880
Hot Topic Inc.	8,378	55,379
Hovnanian Enterprises Inc. (a)	11,791	17,097
HSN Inc.	7,786	282,320
Iconix Brand Group Inc. (a)	14,296	232,882
International Speedway Corp. Class A	5,796	146,929
Interval Leisure Group Inc. (a)	7,934	107,982
iRobot Corp. (a)	4,660	139,101
Isle of Capri Casinos Inc. (a)	3,849	17,975
Jack in the Box Inc. (a)	8,595	179,636
JAKKS Pacific Inc.	5,311	74,938
Jamba Inc. (a)	12,973	16,995
Johnson Outdoors Inc. Class A (a)	859	13,186
Jones Group Inc., The	15,782	166,500
Jos. A. Bank Clothiers Inc. (a)	5,379	262,280
Journal Communications Inc. Class A (a)	8,510	37,444
K12 Inc. (a)	5,092	91,350
KB Home	15,175	101,976
Kenneth Cole Productions Inc. (a)	1,563	16,552
Kirkland’s Inc. (a)	3,249	43,212
Knology Inc. (a)	5,900	83,780
Krispy Kreme Doughnuts Inc. (a)	11,391	74,497
K-Swiss Inc. Class A (a)	5,166	15,085
La-Z-Boy Inc. (a)	10,092	120,095
Leapfrog Enterprises Inc. (a)	7,890	44,105
Libbey Inc. (a)	3,794	48,336
Life Time Fitness Inc. (a)	8,242	385,314
Lifetime Brands Inc.	1,868	22,678
Lin TV Corp. (a)	5,821	24,623
Lincoln Educational Services Corp.	4,458	35,218
Lions Gate Entertainment Corp. (a)	8,709	72,459
Lithia Motors Inc. Class A	4,268	93,298
Live Nation Entertainment Inc. (a)	27,693	230,129
Liz Claiborne Inc. (a)	18,428	159,034
Luby’s Inc. (a)	3,673	16,565
Lumber Liquidators Holdings Inc. (a)	4,467	78,887
M.D.C. Holdings Inc.	7,385	130,198
M/I Homes Inc. (a)	3,582	34,387
Mac-Gray Corp.	2,361	32,558
Maidenform Brands Inc. (a)	4,544	83,155
Marcus Corp.	3,998	50,415
Marine Products Corp. (a)	1,947	9,657
MarineMax Inc. (a)	4,465	29,112
Martha Stewart Living Omnimedia Inc.	5,601	24,644
Matthews International Corp.	5,790	181,980
Mattress Firm Holding Corp. (a)	1,116	25,880
McClatchy Co. Class A, The (a)	11,283	26,966
McCormick & Schmick’s Seafood Restaurants Inc. (a)	2,676	23,388

	Shares	Value
Common Stocks (Cont.)
Consumer Discretionary (Cont.)
MDC Partners Inc. Class A	4,916	$66,464
Men’s Wearhouse Inc., The	10,043	325,494
Meredith Corp.	7,040	229,856
Meritage Homes Corp. (a)	5,450	126,386
Modine Manufacturing Co. (a)	9,062	85,727
Monarch Casino & Resort Inc. (a)	1,635	16,661
Monro Muffler Brake Inc.	5,975	231,770
Morgans Hotel Group Co. (a)	4,322	25,500
Motorcar Parts of America Inc. (a)	2,377	17,828
Movado Group Inc.	3,327	60,452
Multimedia Games Holding Company Inc. (a)	5,221	41,455
National American University Holdings Inc.	1,801	13,652
National CineMedia Inc.	10,837	134,379
New York & Co. Inc. (a)	5,088	13,534
New York Times Co. Class A, The (a)	26,939	208,238
Nexstar Broadcasting Group Inc. Class A (a)	2,095	16,425
NutriSystem Inc.	5,280	68,270
O’Charley’s Inc. (a)	3,472	19,061
Office Depot Inc. (a)	54,597	117,384
OfficeMax Inc. (a)	16,935	76,885
Orbitz Worldwide Inc. (a)	4,308	16,198
Orient-Express Hotels Ltd. Class A (a)	18,594	138,897
Outdoor Channel Holdings Inc.	2,634	19,650
Overstock.com Inc. (a)	2,300	18,032
Oxford Industries Inc.	2,504	112,980
Pacific Sunwear of California Inc. (a)	9,373	16,028
Papa John’s International Inc. (a)	3,651	137,570
Peet’s Coffee & Tea Inc. (a)	2,520	157,954
Penske Automotive Group Inc.	8,670	166,898
Pep Boys-Manny, Moe & Jack, The	10,327	113,597
Perry Ellis International Inc. (a)	2,362	33,588
PetMed Express Inc.	4,025	41,780
PF Chang’s China Bistro Inc.	4,155	128,431
Pier 1 Imports Inc. (a)	19,134	266,537
Pinnacle Entertainment Inc. (a)	12,167	123,617
Pool Corp.	9,389	282,609
Quiksilver Inc. (a)	25,228	91,073
R.G. Barry Corp.	1,689	20,403
ReachLocal Inc. (a)	1,912	11,816
Red Lion Hotels Corp. (a)	2,646	18,337
Red Robin Gourmet Burgers Inc. (a)	2,528	70,026
Regis Corp.	11,253	186,237
Rent-A-Center Inc.	11,478	424,686
Rentrak Corp. (a)	1,904	27,189
Ruby Tuesday Inc. (a)	12,841	88,603
Rue21 Inc. (a)	2,917	63,007
Ruth’s Hospitality Group Inc. (a)	6,683	33,215
Ryland Group Inc.	8,618	135,820
Saga Communications Inc. Class A (a)	710	26,540
Saks Inc. (a)	22,644	220,779
Scholastic Corp.	5,179	155,215
School Specialty Inc. (a)	3,162	7,905
Scientific Games Corp. Class A (a)	11,373	110,318
Sealy Corp. (a)	10,019	17,233

46	See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2011

	Shares	Value
Common Stocks (Cont.)
Consumer Discretionary (Cont.)
Select Comfort Corp. (a)	10,886	$236,117
Shiloh Industries Inc. (a)	1,011	8,472
Shoe Carnival Inc. (a)	1,784	45,849
Shuffle Master Inc. (a)	10,510	123,177
Shutterfly Inc. (a)	5,824	132,554
Sinclair Broadcast Group Inc. Class A	9,966	112,915
Six Flags Entertainment Corp.	8,164	336,683
Skechers U.S.A. Inc. (a)	7,388	89,543
Skullcandy Inc. (a)	1,885	23,600
Skyline Corp.	1,361	5,920
Smith & Wesson Holding Corp. (a)	11,631	50,711
Sonic Automotive Inc.	7,888	116,821
Sonic Corp. (a)	12,046	81,070
Sotheby’s	13,163	375,540
Spartan Motors Inc.	6,455	31,049
Speedway Motorsports Inc.	2,277	34,906
Stage Stores Inc.	6,074	84,368
Standard Motor Products Inc.	3,823	76,651
Standard Pacific Corp. (a)	20,735	65,937
Stein Mart Inc. (a)	5,263	35,841
Steiner Leisure Ltd. (a)	2,944	133,628
Steinway Musical Instruments Inc. (a)	1,257	31,475
Steven Madden Ltd. (a)	7,416	255,852
Stewart Enterprises Inc.	15,369	88,525
Stoneridge Inc. (a)	5,222	44,021
Strayer Education Inc.	2,385	231,798
Sturm, Ruger & Company Inc.	3,697	123,702
Summer Infant Inc. (a)	2,460	17,318
Superior Industries International Inc.	4,565	75,505
Systemax Inc. (a)	2,095	34,379
Talbots Inc. (a)	13,646	36,298
Teavana Holdings Inc. (a)	1,397	26,236
Tenneco Inc. (a)	11,775	350,660
Texas Roadhouse Inc. Class A	12,349	184,000
Tower International Inc. (a)	1,307	14,037
Town Sports International Holdings Inc. (a)	4,047	29,745
True Religion Apparel Inc. (a)	5,064	175,113
Tuesday Morning Corp. (a)	8,089	27,907
Unifi Inc. (a)	2,758	20,961
Universal Electronics Inc. (a)	2,874	48,484
Universal Technical Institute Inc. (a)	4,195	53,612
US Auto Parts Network Inc. (a)	2,888	12,621
Vail Resorts Inc.	7,017	297,240
Valassis Communications Inc. (a)	8,708	167,455
Value Line Inc.	145	1,491
ValueVision Media Inc. Class A (a)	7,837	14,734
Vera Bradley Inc. (a)	3,893	125,549
Vitamin Shoppe Inc. (a)	4,866	194,056
VOXX International Corp. (a)	3,357	28,367
Warnaco Group Inc., The (a)	7,908	395,716
West Marine Inc. (a)	2,888	33,587
Wet Seal Inc. Class A (a)	17,361	56,597
Weyco Group Inc.	1,376	33,781
Winmark Corp.	429	24,612
Winnebago Industries Inc. (a)	5,741	42,369

	Shares	Value
Common Stocks (Cont.)
Consumer Discretionary (Cont.)
Wolverine World Wide Inc.	9,672	$344,710
World Wrestling Entertainment Inc.	5,230	48,744
Zagg Inc. (a)	4,250	30,048
Zale Corp. (a)	6,155	23,451
Zumiez Inc. (a)	4,123	114,450

		28,179,463

Consumer Staples (3.61%)
Alico Inc.	653	12,649
Alliance One International Inc. (a)	17,016	46,284
Andersons Inc., The	3,622	158,137
Arden Group Inc. Class A	240	21,602
B&G Foods Inc. Class A	9,384	225,873
Boston Beer Co. Inc. (a)	1,611	174,890
Calavo Growers Inc.	2,269	58,268
Cal-Maine Foods Inc.	2,781	101,701
Casey’s General Stores Inc.	7,403	381,329
Central European Distribution Corp. (a)	14,351	62,786
Central Garden & Pet Co. (a)	8,208	68,291
Chefs’ Warehouse Inc., The (a)	2,025	36,166
Chiquita Brands International Inc. (a)	8,778	73,209
Coca-Cola Bottling Co. Consolidated	878	51,407
Craft Brewers Alliance Inc. (a)	1,834	11,041
Darling International Inc. (a)	22,913	304,514
Diamond Foods Inc.	4,316	139,277
Dole Food Company Inc. (a)	6,968	60,273
Elizabeth Arden Inc. (a)	4,804	177,940
Farmer Brothers Co.	1,392	10,635
Female Health Co., The	3,747	16,899
Fresh Del Monte Produce Inc.	7,169	179,297
Fresh Market Inc., The (a)	5,486	218,891
Griffin Land & Nurseries Inc.	530	14,024
Hain Celestial Group Inc., The (a)	6,975	255,704
Harbinger Group Inc. (a)	1,801	7,222
Heckmann Corp. (a)	19,399	129,003
Imperial Sugar Co.	2,344	8,368
Ingles Markets Inc.	2,454	36,957
Inter Parfums Inc.	3,176	49,419
J&J Snack Foods Corp.	2,788	148,545
Lancaster Colony Corp.	3,652	253,230
Lifeway Foods Inc. (a)	853	8,223
Limoneira Co.	1,542	26,075
Medifast Inc. (a)	2,678	36,742
MGP Ingredients Inc.	2,179	10,982
Nash Finch Co.	2,350	68,808
National Beverage Corp. (a)	2,282	36,672
Nature’s Sunshine Products Inc. (a)	2,220	34,454
Nu Skin Enterprises Inc.	10,714	520,379
Nutraceutical International Corp. (a)	1,887	21,361
Oil-Dri Corporation of America	882	17,852
Omega Protein Corp. (a)	3,680	26,238
Pantry Inc., The (a)	4,471	53,518
Pilgrim’s Pride Corp. (a)	9,939	57,249
Prestige Brands Holdings Inc. (a)	9,887	111,426
PriceSmart Inc.	3,489	242,800
Primo Water Corp. (a)	2,918	8,871

See accompanying notes to financial statements.	47

STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2011

	Shares	Value
Common Stocks (Cont.)
Consumer Staples (Cont.)
Revlon Inc. Class A (a)	2,075	$30,855
Rite Aid Corp. (a)	115,965	146,116
Ruddick Corp.	9,584	408,662
Sanderson Farms Inc.	4,337	217,414
Schiff Nutrition International Inc. (a)	2,295	24,556
Seneca Foods Corp. Class A (a)	1,833	47,328
Smart Balance Inc. (a)	11,736	62,905
Snyders-Lance Inc.	9,271	208,598
Spartan Stores Inc.	4,378	80,993
Spectrum Brands Holdings Inc. (a)	3,254	89,160
Star Scientific Inc. (a)	20,697	45,119
Susser Holdings Corp. (a)	1,784	40,354
Synutra International Inc. (a)	3,452	17,467
Tootsie Roll Industries Inc.	4,630	109,592
TreeHouse Foods Inc. (a)	6,932	453,214
United Natural Foods Inc. (a)	9,432	377,374
Universal Corp.	4,532	208,291
USANA Health Sciences Inc. (a)	1,247	37,871
Vector Group Ltd.	9,384	166,660
Village Super Market Inc. Class A	1,202	34,197
WD-40 Co.	3,124	126,241
Weis Markets Inc.	2,140	85,472
Winn-Dixie Stores Inc. (a)	10,922	102,445

		7,896,365

Energy (6.63%)
Abraxas Petroleum Corp. (a)	16,149	53,292
Alon USA Energy Inc.	2,127	18,526
Amyris Inc. (a)	3,493	40,309
Apco Oil and Gas International Inc.	1,774	144,971
Approach Resources Inc. (a)	5,053	148,609
ATP Oil & Gas Corp. (a)	8,679	63,877
Basic Energy Services Inc. (a)	4,735	93,280
Berry Petroleum Co.	10,065	422,931
Bill Barrett Corp. (a)	9,195	313,274
BPZ Resources Inc. (a)	19,838	56,340
Bristow Group Inc.	7,082	335,616
C&J Energy Services Inc. (a)	2,332	48,809
Cal Dive International Inc. (a)	18,645	41,951
Callon Petroleum Co. (a)	7,740	38,468
CAMAC Energy Inc. (a)	11,300	11,413
Carrizo Oil & Gas Inc. (a)	7,635	201,182
Cheniere Energy Inc. (a)	16,258	141,282
Clayton Williams Energy Inc. (a)	1,165	88,400
Clean Energy Fuels Corp. (a)	9,752	121,510
Cloud Peak Energy Inc. (a)	11,956	230,990
Complete Production Services Inc. (a)	15,384	516,287
Comstock Resources Inc. (a)	9,359	143,193
Contango Oil & Gas Co. (a)	2,375	138,178
Crimson Exploration Inc. (a)	3,822	10,931
Crosstex Energy Inc.	7,925	100,172
CVR Energy Inc. (a)	17,157	321,351
Dawson Geophysical Co. (a)	1,536	60,718
Delek US Holdings Inc.	2,760	31,492
DHT Holdings Inc.	12,764	9,445
Dril-Quip Inc. (a)	6,703	441,191

	Shares	Value
Common Stocks (Cont.)
Energy (Cont.)
Endeavour International Corp. (a)	7,316	$63,576
Energy Partners Ltd. (a)	5,652	82,519
Energy XXI (Bermuda) Ltd. (a)	14,697	468,540
Evolution Petroleum Corp. (a)	3,186	25,647
Exterran Holdings Inc. (a)	12,599	114,651
Frontline Ltd.	10,145	43,522
FX Energy Inc. (a)	10,100	48,480
Gastar Exploration Ltd. (a)	11,141	35,428
Geokinetics Inc. (a)	1,978	4,253
GeoResources Inc. (a)	3,943	115,569
Gevo Inc. (a)	1,197	7,529
Global Geophysical Services Inc. (a)	3,576	24,031
GMX Resources Inc. (a)	11,635	14,544
Golar LNG Ltd.	7,811	347,199
Goodrich Petroleum Corp. (a)	5,107	70,119
Green Plains Renewable Energy Inc. (a)	3,623	35,360
Gulf Island Fabrication Inc.	2,775	81,058
GulfMark Offshore Inc. Class A (a)	4,666	196,019
Gulfport Energy Corp. (a)	8,858	260,868
Hallador Energy Co.	738	7,328
Harvest Natural Resources Inc. (a)	6,596	48,678
Helix Energy Solutions Group Inc. (a)	20,667	326,539
Hercules Offshore Inc. (a)	22,430	99,589
Hornbeck Offshore Services Inc. (a)	6,003	186,213
Houston American Energy Corp. (a)	3,258	39,715
Hyperdynamics Corp. (a)	30,538	74,818
ION Geophysical Corp. (a)	25,756	157,884
Isramco Inc. (a)	219	19,614
James River Coal Co. (a)	6,985	48,336
Key Energy Services Inc. (a)	24,341	376,555
KiOR Inc. Class A (a)	2,113	21,510
Knightsbridge Tankers Ltd.	4,345	59,396
Kodiak Oil & Gas Corp. (a)	50,189	476,796
L&L Energy Inc. (a)	4,244	10,992
Lufkin Industries Inc.	5,960	401,168
Magnum Hunter Resources Corp. (a)	21,883	117,949
Magnum Hunter Resources Corp. Warrants (a) (b)	2,188	0
Matrix Service Co. (a)	5,208	49,164
McMoRan Exploration Co. (a)	19,138	278,458
Miller Energy Resources Inc. (a)	5,918	16,511
Mitcham Industries Inc. (a)	2,350	51,324
Natural Gas Services Group (a)	2,365	34,198
Newpark Resources Inc. (a)	17,778	168,891
Nordic American Tankers Ltd.	9,310	111,627
Northern Oil and Gas Inc. (a)	12,299	294,930
Oasis Petroleum Inc. (a)	11,588	337,095
Overseas Shipholding Group Inc.	5,262	57,514
OYO Geospace Corp. (a)	848	65,576
Panhandle Oil & Gas Inc.	1,401	45,967
Parker Drilling Co. (a)	22,617	162,164
Patriot Coal Corp. (a)	17,908	151,681
Penn Virginia Corp.	8,896	47,060
Petroleum Development Corp. (a)	4,618	162,138
Petroquest Energy Inc. (a)	10,977	72,448

48	See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2011

	Shares	Value
Common Stocks (Cont.)
Energy (Cont.)
PHI Inc. (a)	2,575	$63,989
Pioneer Drilling Co. (a)	12,101	117,138
Rentech Inc. (a)	43,853	57,447
Resolute Energy Corp. (a)	9,067	97,924
REX American Resources Corp. (a)	1,206	26,665
Rex Energy Corp. (a)	6,787	100,176
RigNet Inc. (a)	1,062	17,778
Rosetta Resources Inc. (a)	10,367	450,964
Scorpio Tankers Inc. (a)	5,543	27,105
SemGroup Corp. Class A (a)	8,148	212,337
Ship Finance International Ltd.	8,789	82,089
Solazyme Inc. (a)	2,105	25,050
Stone Energy Corp. (a)	9,616	253,670
Swift Energy Co. (a)	8,255	245,339
Syntroleum Corp. (a)	17,617	16,912
Targa Resources Corp.	3,207	130,493
Teekay Tankers Ltd. Class A	8,383	29,508
Tesco Corp. (a)	5,885	74,386
TETRA Technologies Inc. (a)	15,119	141,211
Triangle Petroleum Corp. (a)	8,507	50,787
Union Drilling Inc. (a)	2,948	18,396
Uranerz Energy Corp. (a)	12,345	22,468
Uranium Energy Corp. (a)	14,446	44,205
Uranium Resources Inc. (a)	17,897	12,993
Ur-Energy Inc. (a)	19,535	16,781
USEC Inc. (a)	22,491	25,640
VAALCO Energy Inc. (a)	10,113	61,083
Vantage Drilling Co. (a)	33,519	38,882
Venoco Inc. (a)	5,845	39,571
Voyager Oil & Gas Inc. (a)	8,860	22,770
W&T Offshore Inc.	6,846	145,204
Warren Resources Inc. (a)	13,830	45,086
Western Refining Inc. (a)	10,320	137,153
Westmoreland Coal Co. (a)	1,960	24,990
Willbros Group Inc. (a)	7,666	28,134
World Fuel Services Corp.	13,802	579,408
Zion Oil & Gas Inc. (a)	6,076	13,425

		14,503,883

Financials (21.07%)
1st Source Corp.	2,995	75,863
1st United Bancorp Inc. (a)	5,237	29,065
Acadia Realty Trust	8,159	164,322
Advance America Cash Advance Centers Inc.	10,818	96,821
Ag Mortgage Investment Trust Inc.	1,233	24,820
Agree Realty Corp.	1,876	45,737
Alexander’s Inc.	401	148,382
Alliance Financial Corp.	962	29,707
Alterra Capital Holdings Ltd.	17,664	417,400
American Assets Trust Inc.	6,335	129,931
American Campus Communities Inc.	13,302	558,152
American Capital Mortgage Investment Corp.	1,565	29,453
American Equity Investment Life Holding Co.	11,598	120,619

	Shares	Value
Common Stocks (Cont.)
Financials (Cont.)
American Safety Insurance Holdings Ltd. (a)	2,096	$45,588
Ameris Bancorp (a)	4,600	47,288
Amerisafe Inc. (a)	3,606	83,840
Ames National Corp.	1,650	32,175
AmTrust Financial Services Inc.	4,709	111,839
Anworth Mortgage Asset Corp.	25,844	162,300
Apollo Commercial Real Estate Finance Inc.	3,955	51,929
Apollo Residential Mortgage Inc.	1,991	30,383
Argo Group International Holdings Ltd.	5,399	156,355
Armour Residential REIT Inc.	17,775	125,314
Arrow Financial Corp.	1,975	46,294
Artio Global Investors Inc.	6,265	30,573
Ashford Hospitality Trust Inc.	10,210	81,680
Associated Estates Realty Corp.	8,191	130,646
Astoria Financial Corp.	16,960	143,990
Avatar Holdings Inc. (a)	1,800	12,924
Baldwin & Lyons Inc.	1,692	36,886
BancFirst Corp.	1,321	49,590
Banco Latinoamericano de Comercio Exterior SA	5,419	86,975
Bancorp Inc., The (a)	5,711	41,291
Bancorp Rhode Island Inc.	731	29,021
BancorpSouth Inc.	16,342	180,089
Bank Mutual Corp.	8,954	28,474
Bank of Kentucky Financial Corp., The	1,145	22,957
Bank of Marin Bancorp	1,028	38,643
Bank of the Ozarks Inc.	5,479	162,343
BankFinancial Corp.	4,171	23,024
Banner Corp.	3,301	56,612
BBCN Bancorp Inc. (a)	14,336	135,475
Beneficial Mutual Bancorp Inc. (a)	6,473	54,114
Berkshire Hills Bancorp Inc.	4,098	90,935
BGC Partners Inc. Class A	14,872	88,340
BioMed Realty Trust Inc.	29,917	540,899
BofI Holding Inc. (a)	1,792	29,120
Boston Private Financial Holdings Inc.	15,079	119,727
Bridge Bancorp Inc.	1,385	27,562
Bridge Capital Holdings (a)	1,820	18,928
Brookline Bancorp Inc.	11,398	96,199
Bryn Mawr Bank Corp.	2,109	41,104
Calamos Asset Management Inc. Class A	3,720	46,537
California First National Bancorp	425	6,834
Camden National Corp.	1,518	49,487
Campus Crest Communities Inc.	5,985	60,209
Cape Bancorp Inc. (a)	2,200	17,270
Capital Bank Corp. (a)	3,045	6,120
Capital City Bank Group Inc.	2,290	21,870
CapLease Inc.	12,908	52,148
Capstead Mortgage Corp.	16,452	204,663
Cardinal Financial Corp.	5,662	60,810
Cascade Bancorp (a)	1,276	5,589
Cash America International Inc.	5,764	268,775

See accompanying notes to financial statements.	49

STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2011

	Shares	Value
Common Stocks (Cont.)
Financials (Cont.)
Cathay General Bancorp	15,336	$228,966
CBL & Associates Properties Inc.	28,995	455,222
Cedar Realty Trust Inc.	11,145	48,035
Center Bancorp Inc.	2,388	23,331
Centerstate Banks Inc.	6,055	40,084
Central Pacific Financial Corp. (a)	2,961	38,256
Century Bancorp Inc. Class A	607	17,142
Charter Financial Corp.	1,379	12,770
Chatham Lodging Trust	2,775	29,914
Chemical Financial Corp.	5,384	114,787
Chesapeake Lodging Trust	6,362	98,357
CIFC Corp. (a)	2,347	12,674
Citizens & Northern Corp.	2,446	45,178
Citizens Inc. (a)	7,415	71,851
City Holding Co.	3,001	101,704
Clifton Savings Bancorp Inc.	1,833	17,010
CNB Financial Corp.	2,504	39,513
CNO Financial Group Inc. (a)	43,453	274,188
CoBiz Financial Inc.	6,300	36,351
Cogdell Spencer Inc.	8,961	38,084
Cohen & Steers Inc.	3,481	100,601
Colonial Properties Trust	16,323	340,498
Colony Financial Inc.	6,448	101,298
Columbia Banking System Inc.	7,774	149,805
Community Bank System Inc.	7,183	199,687
Community Trust Bancorp Inc.	2,740	80,611
Compass Diversified Holdings	7,945	98,439
Consolidated-Tomoka Land Co.	860	23,280
Coresite Realty Corp.	3,867	68,910
Cousins Properties Inc.	17,975	115,220
Cowen Group Inc. Class A (a)	13,251	34,320
Crawford & Co. Class B	4,811	29,636
Credit Acceptance Corp. (a)	1,320	108,610
CreXus Investment Corp.	11,360	117,917
CubeSmart	23,733	252,519
CVB Financial Corp.	17,418	174,703
CYS Investments Inc.	16,186	212,684
DCT Industrial Trust Inc.	48,020	245,862
Delphi Financial Group Inc. Class A	9,472	419,610
DFC Global Corp. (a)	8,511	153,709
Diamond Hill Investment Group	487	36,028
DiamondRock Hospitality Co.	32,903	317,185
Dime Community Bancshares	6,110	76,986
Donegal Group Inc.	1,462	20,702
Doral Financial Corp. (a)	25,438	24,319
Duff & Phelps Corp. Class A	5,851	84,840
DuPont Fabros Technology Inc.	11,551	279,765
Dynex Capital Inc.	7,849	71,661
Eagle Bancorp Inc. (a)	3,249	47,240
EastGroup Properties Inc.	5,313	231,009
Edelman Financial Group Inc.	3,977	26,129
Education Realty Trust Inc.	17,720	181,276
eHealth Inc. (a)	3,984	58,565
EMC Insurance Group Inc.	974	20,035
Employers Holdings Inc.	6,808	123,157
Encore Bancshares Inc. (a)	1,599	21,618

	Shares	Value
Common Stocks (Cont.)
Financials (Cont.)
Enstar Group Ltd. (a)	1,350	$132,570
Enterprise Bancorp Inc.	1,167	16,688
Enterprise Financial Services Corp.	3,152	46,650
Entertainment Properties Trust	9,129	399,029
Epoch Holding Corp.	2,818	62,644
Equity Lifestyle Properties Inc.	6,021	401,540
Equity One Inc.	10,550	179,139
ESB Financial Corp.	2,384	33,543
ESSA Bancorp Inc.	2,176	22,783
Evercore Partners Inc. Class A	4,132	109,994
Excel Trust Inc.	6,065	72,780
Extra Space Storage Inc.	18,411	446,099
EZCORP Inc. Class A (a)	9,208	242,815
F.N.B. Corp.	24,779	280,250
FBL Financial Group Inc.	2,508	85,322
FBR & Co. (a)	8,907	18,259
Federal Agricultural Mortgage Corp. Class C	1,948	35,103
FelCor Lodging Trust Inc. (a)	24,560	74,908
Financial Engines Inc. (a)	7,509	167,676
Financial Institutions Inc.	2,676	43,191
First American Financial Corp.	20,606	261,078
First Bancorp (North Carolina)	2,966	33,071
First Bancorp Inc.	1,755	26,974
First Busey Corp.	15,359	76,795
First Cash Financial Services Inc. (a)	6,147	215,698
First Commonwealth Financial Corp.	20,376	107,178
First Community Bancshares Inc.	3,193	39,849
First Connecticut Bancorp Inc.	3,499	45,522
First Defiance Financial Corp.	1,878	27,400
First Financial Bancorp	11,352	188,897
First Financial Bankshares Inc.	6,147	205,494
First Financial Corp. Indiana	2,194	73,016
First Financial Holdings Inc.	3,328	29,719
First Industrial Realty Trust Inc. (a)	16,988	173,787
First Interstate BancSystem Inc.	3,149	41,031
First Marblehead Corp., The (a)	10,433	12,207
First Merchants Corp.	5,189	43,951
First Midwest Bancorp Inc.	14,619	148,090
First of Long Island Corp., The	1,532	40,322
First PacTrust Bancorp Inc.	2,017	20,674
First Potomac Realty Trust	9,911	129,339
FirstMerit Corp.	21,340	322,874
Flagstar Bancorp Inc. (a)	39,971	20,185
Flagstone Reinsurance Holdings SA.	10,309	85,462
Flushing Financial Corp.	6,212	78,458
Forestar Group Inc. (a)	6,912	104,579
Fortegra Financial Corp. (a)	962	6,426
Fox Chase Bancorp	2,714	34,278
Franklin Financial Corp. (a)	2,610	30,902
Franklin Street Properties Corp.	13,897	138,275
FXCM Inc. Class A	3,450	33,638
Gain Capital Holdings Inc.	1,355	9,078
GAMCO Investors Inc.	1,336	58,103
German American Bancorp Inc.	2,537	46,148
Getty Realty Corp.	5,091	71,019

50	See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2011

	Shares	Value
Common Stocks (Cont.)
Financials (Cont.)
GFI Group Inc.	14,025	$57,783
Glacier Bancorp Inc.	14,159	170,333
Gladstone Commercial Corp.	2,126	37,311
Gleacher & Co Inc. (a)	14,438	24,256
Glimcher Realty Trust	21,054	193,697
Global Indemnity PLC (a)	2,650	52,550
Government Properties Income Trust	6,959	156,925
Great Southern Bancorp Inc.	2,006	47,322
Greenlight Capital Re Ltd. Class A (a)	5,464	129,333
Hallmark Financial Services Inc. (a)	2,337	16,336
Hampton Roads Bankshares Inc. (a)	1,877	5,143
Hancock Holding Co.	14,828	474,051
Hanmi Financial Corp. (a)	5,908	43,719
Harleysville Group Inc.	2,372	134,184
Hatteras Financial Corp.	14,583	384,554
Healthcare Realty Trust Inc.	15,157	281,769
Heartland Financial USA Inc.	2,573	39,470
Heritage Commerce Corp. (a)	4,256	20,173
Heritage Financial Corp.	3,081	38,697
Hersha Hospitality Trust	27,522	134,307
HFF Inc. Class A (a)	5,716	59,046
Highwoods Properties Inc.	14,064	417,279
Hilltop Holdings Inc. (a)	7,873	66,527
Home Bancshares Inc.	4,397	113,926
Home Federal Bancorp Inc.	3,196	33,238
Home Properties Inc.	9,400	541,158
Horace Mann Educators Corp.	7,804	106,993
Hudson Pacific Properties Inc.	4,319	61,157
Hudson Valley Holding Corp.	3,048	64,679
IBERIABANK Corp.	5,763	284,116
ICG Group Inc. (a)	7,264	56,078
Imperial Holdings Inc. (a)	3,324	6,249
Independence Holding Co.	1,224	9,951
Independent Bank Corp. (MA)	4,185	114,209
Infinity Property & Casualty Corp.	2,431	137,935
Inland Real Estate Corp.	15,206	115,718
International Bancshares Corp.	10,341	189,602
INTL FCStone Inc. (a)	2,585	60,928
Invesco Mortgage Capital	22,655	318,303
Investment Technology Group Inc. (a)	8,068	87,215
Investors Bancorp Inc. (a)	8,925	120,309
Investors Real Estate Trust	15,758	114,955
iStar Financial Inc. (a)	15,938	84,312
JMP Group Inc.	2,779	19,870
Kansas City Life Insurance Co.	857	28,127
KBW Inc.	6,447	97,865
Kearny Financial Corp.	2,728	25,916
Kennedy-Wilson Holdings Inc.	5,050	53,429
Kilroy Realty Corp.	11,391	433,655
Kite Realty Group Trust	11,038	49,781
Knight Capital Group Inc. Class A (a)	19,546	231,034
Ladenburg Thalmann Financial Services Inc. (a)	20,324	50,404
Lakeland Bancorp Inc.	4,209	36,282
Lakeland Financial Corp.	3,197	82,706
LaSalle Hotel Properties	16,608	402,080

	Shares	Value
Common Stocks (Cont.)
Financials (Cont.)
Lexington Realty Trust	23,552	$176,404
LTC Properties Inc.	5,962	183,987
Maiden Holdings Ltd.	9,891	86,645
MainSource Financial Group Inc.	4,067	35,912
Manning & Napier Inc. (a)	2,442	30,501
MarketAxess Holdings Inc.	5,619	169,188
Marlin Business Services Corp.	1,721	21,857
MB Financial Inc.	10,624	181,670
Meadowbrook Insurance Group Inc.	10,445	111,553
Medical Properties Trust Inc.	21,906	216,212
Merchants Bancshares Inc.	976	28,499
Meridian Interstate Bancorp Inc. (a)	1,774	22,086
Metro Bancorp Inc. (a)	2,736	22,928
MFA Financial Inc.	69,644	468,008
MGIC Investment Corp. (a)	36,415	135,828
Mid-America Apartment Communities Inc.	7,176	448,859
MidSouth Bancorp Inc.	1,497	19,476
Mission West Properties Inc.	3,603	32,499
Monmouth Real Estate Investment Corp. Class A	7,315	66,932
Montpelier Re Holdings Ltd.	12,231	217,100
MPG Office Trust Inc. (a)	9,848	19,598
National Bankshares Inc.	1,394	38,920
National Financial Partners Corp. (a)	8,054	108,890
National Health Investors Inc.	4,787	210,532
National Interstate Corp.	1,344	33,156
National Penn Bancshares Inc.	24,093	203,345
National Retail Properties Inc.	20,323	536,121
National Western Life Insurance Co.	428	58,276
Navigators Group Inc., The (a)	2,253	107,423
NBT Bancorp Inc.	6,754	149,466
Nelnet Inc. Class A	5,026	122,986
Netspend Holdings Inc. (a)	5,235	42,456
Newcastle Investment Corp.	20,406	94,888
NewStar Financial Inc. (a)	5,360	54,511
Nicholas Financial Inc.	1,912	24,512
Northfield Bancorp Inc.	3,422	48,456
NorthStar Realty Finance Corp.	18,389	87,716
Northwest Bancshares Inc.	19,047	236,945
OceanFirst Financial Corp.	2,940	38,426
Ocwen Financial Corp. (a)	18,622	269,647
Old National Bancorp	18,494	215,455
Omega Healthcare Investors Inc.	19,865	384,388
OmniAmerican Bancorp Inc. (a)	2,303	36,157
One Liberty Properties Inc.	2,129	35,128
OneBeacon Insurance Group Ltd. Class A	4,295	66,100
Oppenheimer Holdings Inc. Class A	2,030	32,683
Oriental Financial Group Inc.	8,904	107,827
Oritani Financial Corp.	8,927	113,998
Orrstown Financial Services Inc.	1,356	11,187
Pacific Capital Bancorp (a)	748	21,124
Pacific Continental Corp.	3,584	31,718
PacWest Bancorp	5,962	112,980
Park National Corp.	2,522	164,081
Park Sterling Corp. (a)	5,789	23,619

See accompanying notes to financial statements.	51

STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2011

	Shares	Value
Common Stocks (Cont.)
Financials (Cont.)
Parkway Properties Inc.	4,280	$42,201
Pebblebrook Hotel Trust	10,013	192,049
Penns Woods Bancorp Inc.	792	30,714
Pennsylvania Real Estate Investment Trust	10,868	113,462
PennyMac Mortgage Investment Trust	3,639	60,480
Peoples Bancorp Inc.	2,164	32,049
PHH Corp. (a)	11,011	117,818
Phoenix Companies Inc., The (a)	23,005	38,648
PICO Holdings Inc. (a)	4,434	91,252
Pinnacle Financial Partners Inc. (a)	6,683	107,930
Piper Jaffray Companies Inc. (a)	3,086	62,337
Platinum Underwriters Holdings Ltd.	7,253	247,400
Post Properties Inc.	9,772	427,232
Potlatch Corp.	7,906	245,956
Presidential Life Corp.	4,264	42,597
Primerica Inc.	6,677	155,173
PrivateBancorp Inc.	11,829	129,882
ProAssurance Corp.	5,950	474,929
Prosperity Bancshares Inc.	9,146	369,041
Provident Financial Services Inc.	11,895	159,274
Provident New York Bancorp	7,408	49,189
PS Business Parks Inc.	3,639	201,710
Pzena Investment Management Inc. Class A	1,485	6,430
Radian Group Inc.	25,928	60,672
RAIT Financial Trust	7,583	36,019
Ramco-Gershenson Properties Trust	7,597	74,679
Redwood Trust Inc.	15,366	156,426
Renasant Corp.	4,987	74,805
Republic Bancorp Inc. Class A	1,945	44,540
Resource Capital Corp.	14,789	82,966
Retail Opportunity Investments Corp.	9,445	111,829
RLI Corp.	3,568	259,964
RLJ Lodging Trust	5,387	90,663
Rockville Financial Inc.	5,778	59,860
Roma Financial Corp.	1,613	15,872
S&T Bancorp Inc.	5,478	107,095
Sabra Health Care REIT Inc.	7,093	85,754
Safeguard Scientifics Inc. (a)	4,056	64,044
Safety Insurance Group Inc.	2,449	99,136
Sandy Spring Bancorp Inc.	4,785	83,977
Saul Centers Inc.	1,445	51,182
SCBT Financial Corp.	2,720	78,907
SeaBright Holdings Inc.	4,045	30,944
Seacoast Banking Corporation of Florida (a)	14,735	22,397
Selective Insurance Group Inc.	10,591	187,778
Sierra Bancorp	2,418	21,278
Signature Bank (a)	8,980	538,710
Simmons First National Corp.	3,414	92,827
Southside Bancshares Inc.	3,273	70,893
Southwest Bancorp Inc. (a)	3,921	23,369
Sovran Self Storage Inc.	5,416	231,101
STAG Industrial Inc.	3,088	35,419
Starwood Property Trust Inc.	18,285	338,455
State Auto Financial Corp.	2,850	38,732

	Shares	Value
Common Stocks (Cont.)
Financials (Cont.)
State Bancorp Inc.	3,076	$37,527
State Bank Financial Corp. (a)	6,255	94,513
StellarOne Corp.	4,467	50,834
Sterling Bancorp NY	6,215	53,698
Sterling Financial Corp. (a)	5,228	87,308
Stewart Information Services Corp.	3,543	40,922
Stifel Financial Corp. (a)	10,477	335,788
Strategic Hotels & Resorts Inc. (a)	34,344	184,427
Suffolk Bancorp (a)	1,923	20,749
Summit Hotel Properties Inc.	5,227	49,343
Sun Bancorp Inc. (a)	7,731	18,709
Sun Communities Inc.	4,191	153,097
Sunstone Hotel Investors Inc. (a)	23,270	189,650
Susquehanna Bancshares Inc.	30,575	256,218
SVB Financial Group (a)	8,362	398,784
SWS Group Inc.	5,828	40,038
SY Bancorp Inc.	2,414	49,559
Symetra Financial Corp.	13,235	120,041
Tanger Factory Outlet Centers Inc.	16,837	493,661
Taylor Capital Group Inc. (a)	2,547	24,757
Tejon Ranch Co. (a)	2,805	68,666
Terreno Realty Corp.	1,890	28,615
Territorial Bancorp Inc.	2,179	43,035
Texas Capital Bancshares Inc. (a)	7,250	221,922
Tompkins Financial Corp.	1,572	60,538
Tower Bancorp Inc.	2,025	57,794
Tower Group Inc.	7,249	146,212
TowneBank	4,800	58,752
Trico Bancshares	2,842	40,413
Trustco Bank Corp. NY	18,201	102,108
Trustmark Corp.	12,500	303,625
Two Harbors Investment Corp.	27,551	254,571
UMB Financial Corp.	6,249	232,775
UMH Properties Inc.	2,394	22,288
Umpqua Holdings Corp.	22,370	277,164
Union First Market Bankshares Corp.	3,988	53,001
United Bankshares Inc.	7,972	225,368
United Community Banks Inc. (a)	8,086	56,521
United Financial Bancorp Inc.	3,203	51,536
United Fire & Casualty Co.	4,243	85,624
Universal Health Realty Income Trust	2,311	90,129
Universal Insurance Holdings Inc.	3,417	12,233
Univest Corp. of Pennsylvania	3,384	49,542
Urstadt Biddle Properties Inc.	4,491	81,197
ViewPoint Financial Group	6,885	89,574
Virginia Commerce Bancorp (a)	4,736	36,609
Virtus Investment Partners Inc. (a)	1,083	82,319
Walker & Dunlop Inc. (a)	2,005	25,183
Walter Investment Management Corp.	5,116	104,929
Washington Banking Co.	2,986	35,563
Washington Real Estate Investment Trust	12,911	353,116
Washington Trust Bancorp Inc.	2,789	66,546
Webster Financial Corp.	14,074	286,969
WesBanco Inc.	4,518	87,965

52	See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2011

	Shares	Value
Common Stocks (Cont.)
Financials (Cont.)
West Bancorporation	3,097	$29,669
West Coast Bancorp (a)	3,819	59,576
Westamerica Bancorporation	5,644	247,772
Western Alliance Bancorp (a)	13,781	85,856
Westfield Financial Inc.	5,457	40,164
Westwood Holdings Group Inc.	1,235	45,139
Whitestone REIT Class B	1,363	16,220
Wilshire Bancorp Inc. (a)	11,689	42,431
Winthrop Realty Trust	5,689	57,857
Wintrust Financial Corp.	6,813	191,105
World Acceptance Corp. (a)	2,941	216,164
WSFS Financial Corp.	1,272	45,744

		46,077,933

Health Care (12.49%)
Abaxis Inc. (a)	4,400	121,748
Abiomed Inc. (a)	6,174	114,034
Accretive Health Inc. (a)	7,846	180,301
Accuray Inc. (a)	13,481	57,025
Achillion Pharmaceuticals Inc. (a)	9,333	71,117
Acorda Therapeutics Inc. (a)	7,751	184,784
Acura Pharmaceuticals Inc. (a)	2,223	7,758
Aegerion Pharmaceuticals Inc. (a)	1,827	30,584
Affymax Inc. (a)	6,790	44,882
Affymetrix Inc. (a)	13,755	56,258
Air Methods Corp. (a)	2,221	187,563
Akorn Inc. (a)	11,009	122,420
Albany Molecular Research Inc. (a)	4,426	12,968
Align Technology Inc. (a)	11,942	283,324
Alimera Sciences Inc. (a)	2,105	2,631
Alkermes PLC (a)	18,588	322,688
Alliance HealthCare Services Inc. (a)	5,009	6,311
Allos Therapeutics Inc. (a)	15,127	21,480
Almost Family Inc. (a)	1,584	26,263
Alnylam Pharmaceuticals Inc. (a)	7,227	58,900
Alphatec Holdings Inc. (a)	10,345	17,793
AMAG Pharmaceuticals Inc. (a)	4,149	78,458
Amedisys Inc. (a)	5,807	63,354
American Dental Partners Inc. (a)	3,035	57,149
Amicus Therapeutics Inc. (a)	3,154	10,850
AMN Healthcare Services Inc. (a)	7,609	33,708
Ampio Pharmaceuticals Inc. (a)	3,713	15,855
Amsurg Corp. (a)	6,104	158,948
Anacor Pharmaceuticals Inc. (a)	1,959	12,146
Analogic Corp.	2,441	139,918
Angiodynamics Inc. (a)	4,853	71,873
Antares Pharma Inc. (a)	16,773	36,901
Anthera Pharmaceuticals Inc. (a)	4,185	25,696
Ardea Biosciences Inc. (a)	3,244	54,532
Arena Pharmaceuticals Inc. (a)	28,192	52,719
Ariad Pharmaceuticals Inc. (a)	25,898	317,250
ArQule Inc. (a)	10,237	57,737
Array Biopharma Inc. (a)	11,458	24,749
ArthroCare Corp. (a)	5,367	170,027
Assisted Living Concepts Inc. Class A	3,902	58,101

	Shares	Value
Common Stocks (Cont.)
Health Care (Cont.)
Astex Pharmaceuticals Inc. (a)	11,143	$21,060
athenahealth Inc. (a)	6,818	334,900
AtriCure Inc. (a)	2,780	30,858
Atrion Corp.	312	74,952
Auxilium Pharmaceuticals Inc. (a)	9,308	185,508
AVANIR Pharmaceuticals Inc. Class A (a)	24,553	50,334
Aveo Pharmaceuticals Inc. (a)	6,141	105,625
AVI BioPharma Inc. (a)	25,970	19,348
Bacterin International Holdings Inc. (a)	4,838	13,837
BG Medicine Inc. (a)	1,543	7,283
BioCryst Pharmaceuticals Inc. (a)	5,847	14,442
BioLase Technology Inc. (a)	6,171	15,859
BioMimetic Therapeutics Inc. (a)	3,701	10,548
Bio-Reference Laboratories Inc. (a)	4,823	78,470
BioSante Pharmaceuticals Inc. (a)	21,276	10,683
BioScrip Inc. (a)	7,821	42,703
BioSpecifics Technologies Corp. (a)	938	15,590
BioTime Inc. (a)	5,081	29,521
Cadence Pharmaceuticals Inc. (a)	9,448	37,320
Cambrex Corp. (a)	5,655	40,603
Cantel Medical Corp.	2,547	71,138
Capital Senior Living Corp. (a)	5,450	43,273
CardioNet Inc. (a)	4,879	11,563
Cardiovascular Systems Inc. (a)	2,762	27,206
Cell Therapeutics Inc. (a)	37,025	42,949
Celldex Therapeutics Inc. (a)	8,451	21,973
Centene Corp. (a)	9,732	385,290
Cepheid Inc. (a)	12,041	414,331
Cerus Corp. (a)	9,060	25,368
Chelsea Therapeutics International Ltd. (a)	10,337	53,029
Chemed Corp.	3,858	197,568
Chindex International Inc. (a)	2,284	19,460
Cleveland Biolabs Inc. (a)	5,776	16,519
Clovis Oncology Inc. (a)	2,090	29,448
Codexis Inc. (a)	4,890	25,917
Columbia Laboratories Inc. (a)	13,974	34,935
Complete Genomics Inc. (a)	1,894	5,549
Computer Programs & Systems Inc.	2,172	111,011
Conceptus Inc. (a)	6,116	77,306
Conmed Corp. (a)	5,509	141,416
Corcept Therapeutics Inc. (a)	7,787	26,632
Cornerstone Therapeutics Inc. (a)	1,538	8,613
Corvel Corp. (a)	1,233	63,758
Cross Country Healthcare Inc. (a)	5,551	30,808
CryoLife Inc. (a)	5,588	26,822
Cubist Pharmaceuticals Inc. (a)	11,709	463,911
Curis Inc. (a)	14,968	70,050
Cyberonics Inc. (a)	5,571	186,628
Cynosure Inc. Class A (a)	1,916	22,532
Cytori Therapeutics Inc. (a)	9,615	21,153
Delcath Systems Inc. (a)	9,541	29,100
DepoMed Inc. (a)	10,518	54,483
Dexcom Inc. (a)	13,187	122,771
Durect Corp. (a)	16,158	19,066

See accompanying notes to financial statements.	53

STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2011

	Shares	Value
Common Stocks (Cont.)
Health Care (Cont.)
DUSA Pharmaceuticals Inc. (a)	4,643	$20,336
Dyax Corp. (a)	19,506	26,528
Dynavax Technologies Corp. (a)	29,614	98,318
DynaVox Inc. Class A (a)	1,898	6,909
Emergent Biosolutions Inc. (a)	4,783	80,546
Emeritus Corp. (a)	5,995	104,972
Endocyte Inc. (a)	3,328	12,513
Endologix Inc. (a)	9,559	109,737
Ensign Group Inc., The	3,205	78,522
Enzo Biochem Inc. (a)	7,253	16,247
Enzon Pharmaceuticals Inc. (a)	7,152	47,918
ePocrates Inc. (a)	1,189	9,274
eResearch Technology Inc. (a)	9,651	45,263
Exact Sciences Corp. (a)	10,910	88,589
Exactech Inc. (a)	1,596	26,286
ExamWorks Group Inc. (a)	5,312	50,358
Exelixis Inc. (a)	25,121	118,948
Five Star Quality Care Inc. (a)	8,264	24,792
Fluidigm Corp. (a)	1,210	15,924
Furiex Pharmaceuticals Inc. (a)	1,909	31,899
Genomic Health Inc. (a)	3,345	84,930
Gentiva Health Services Inc. (a)	6,001	40,507
Geron Corp. (a)	25,579	37,857
Greatbatch Inc. (a)	4,539	100,312
GTx Inc. (a)	4,422	14,858
Haemonetics Corp. (a)	5,000	306,100
Halozyme Therapeutics Inc. (a)	16,174	153,815
Hanger Orthopedic Group Inc. (a)	6,568	122,756
Hansen Medical Inc. (a)	9,152	23,612
Harvard Bioscience Inc. (a)	4,555	17,628
Healthsouth Corp. (a)	18,643	329,422
Healthspring Inc. (a)	13,245	722,382
HealthStream Inc. (a)	3,436	63,394
Healthways Inc. (a)	6,616	45,386
HeartWare International Inc. (a)	2,353	162,357
Hi-Tech Pharmacal Co. Inc. (a)	2,022	78,636
HMS Holdings Corp. (a)	16,513	528,086
Horizon Pharma Inc. (a)	735	2,940
ICU Medical Inc. (a)	2,386	107,370
Idenix Pharmaceuticals Inc. (a)	11,600	86,362
ImmunoGen Inc. (a)	14,773	171,071
Immunomedics Inc. (a)	12,906	42,977
Impax Laboratories Inc. (a)	12,822	258,620
Incyte Corp. (a)	17,363	260,619
Infinity Pharmaceuticals Inc. (a)	3,594	31,771
Inhibitex Inc. (a)	12,378	135,415
Insmed Inc. (a)	4,898	14,939
Insulet Corp. (a)	9,027	169,978
Integra LifeSciences Holdings Corp. (a)	3,817	117,678
InterMune Inc. (a)	10,578	133,283
Invacare Corp.	5,632	86,113
IPC The Hospitalist Co. (a)	3,197	146,167
IRIS International Inc. (a)	3,443	32,192
Ironwood Pharmaceuticals Inc. (a)	9,938	118,958
Isis Pharmaceuticals Inc. (a)	19,624	141,489
ISTA Pharmaceuticals Inc. (a)	6,143	43,308

	Shares	Value
Common Stocks (Cont.)
Health Care (Cont.)
Jazz Pharmaceuticals Inc. (a)	4,339	$167,616
Kensey Nash Corp. (a)	1,616	31,011
Keryx Biopharmaceuticals Inc. (a)	13,320	33,700
Kindred Healthcare Inc. (a)	10,209	120,160
K-V Pharmaceutical Co. Class A (a)	9,958	13,941
Landauer Inc.	1,849	95,224
Lannett Company Inc. (a)	3,038	13,428
Lexicon Pharmaceuticals Inc. (a)	33,679	43,446
LHC Group Inc. (a)	3,124	40,081
Ligand Pharmaceuticals Inc. Class B (a)	3,884	46,103
Luminex Corp. (a)	7,376	156,592
Magellan Health Services Inc. (a)	5,561	275,103
MAKO Surgical Corp. (a)	6,276	158,218
MannKind Corp. (a)	14,915	37,288
MAP Pharmaceuticals Inc. (a)	4,218	55,551
Masimo Corp. (a)	10,317	192,773
Maxygen Inc. (a)	5,555	31,275
MedAssets Inc. (a)	9,395	86,904
Medical Action Industries Inc. (a)	3,037	15,884
Medicines Co., The (a)	10,510	195,906
Medicis Pharmaceutical Corp. Class A	12,048	400,596
Medidata Solutions Inc. (a)	4,066	88,436
Medivation Inc. (a)	6,103	281,409
MedQuist Holdings Inc. (a)	6,407	61,635
MEDTOX Scientific Inc. (a)	1,500	21,075
Merge Healthcare Inc. (a)	10,664	51,720
Meridian Bioscience Inc.	8,015	151,003
Merit Medical Systems Inc. (a)	8,222	110,010
Metabolix Inc. (a)	6,538	29,748
Metropolitan Health Networks Inc. (a)	8,305	62,038
Micromet Inc. (a)	17,861	128,421
Molina Healthcare Inc. (a)	5,507	122,971
Momenta Pharmaceuticals Inc. (a)	9,065	157,640
MWI Veterinary Supply Inc. (a)	2,465	163,775
Nabi Biopharmaceuticals (a)	8,440	15,867
National Healthcare Corp.	1,996	83,632
National Research Corp.	371	14,399
Natus Medical Inc. (a)	5,674	53,506
Nektar Therapeutics (a)	22,514	125,966
Neogen Corp. (a)	4,555	139,565
Neoprobe Corp. (a)	18,637	48,829
NeoStem Inc. (a)	9,510	4,822
Neurocrine Biosciences Inc. (a)	9,666	82,161
NewLink Genetics Corp. (a)	1,359	9,567
Novavax Inc. (a)	18,463	23,263
NPS Pharmaceuticals Inc. (a)	16,898	111,358
NuVasive Inc. (a)	8,173	102,898
NxStage Medical Inc. (a)	8,764	155,824
Nymox Pharmaceutical Corp. (a)	3,641	29,929
Obagi Medical Products Inc. (a)	3,562	36,190
Omnicell Inc. (a)	6,477	107,000
OncoGenex Pharmaceutical Inc. (a)	1,832	21,508
Oncothyreon Inc. (a)	8,102	61,413
Onyx Pharmaceuticals Inc. (a)	12,355	543,002
Opko Health Inc. (a)	21,496	105,330

54	See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2011

	Shares	Value
Common Stocks (Cont.)
Health Care (Cont.)
Optimer Pharmaceuticals Inc. (a)	9,145	$111,935
OraSure Technologies Inc. (a)	9,138	83,247
Orexigen Therapeutics Inc. (a)	6,208	9,995
Orthofix International NV (a)	3,509	123,622
Osiris Therapeutics Inc. (a)	3,376	18,062
Owens & Minor Inc.	12,409	344,846
Pacific Biosciences of California Inc. (a)	6,702	18,766
Pacira Pharmaceuticals Inc. (a)	1,296	11,210
Pain Therapeutics Inc. (a)	7,184	27,299
Palomar Medical Technologies Inc. (a)	3,767	35,033
Par Pharmaceutical Companies Inc. (a)	7,060	231,074
Parexel International Corp. (a)	11,557	239,692
PDL BioPharma Inc.	27,557	170,853
Peregrine Pharmaceuticals Inc. (a)	15,273	15,731
Pernix Therapeutics Holdings Inc. (a)	758	7,019
Pharmacyclics Inc. (a)	9,047	134,077
PharmAthene Inc. (a)	6,712	8,524
PharMerica Corp. (a)	5,725	86,906
Pozen Inc. (a)	5,217	20,607
Progenics Pharmaceuticals Inc. (a)	5,845	49,916
Providence Service Corp. (a)	2,625	36,120
PSS World Medical Inc. (a)	10,800	261,252
Quality Systems Inc.	7,598	281,050
Questcor Pharmaceuticals Inc. (a)	10,355	430,561
Quidel Corp. (a)	5,605	84,804
Radnet Inc. (a)	5,685	12,109
Raptor Pharmaceutical Corp. (a)	8,988	56,265
Rigel Pharmaceuticals Inc. (a)	13,502	106,531
Rockwell Medical Technologies Inc. (a)	3,060	25,918
RTI Biologics Inc. (a)	10,988	48,787
Sagent Pharmaceuticals Inc. (a)	1,264	26,544
Salix Pharmaceuticals Ltd. (a)	11,397	545,346
Sangamo BioSciences Inc. (a)	10,082	28,633
Santarus Inc. (a)	10,670	35,318
Savient Pharmaceuticals Inc. (a)	14,050	31,332
SciClone Pharmaceuticals Inc. (a)	6,690	28,700
Seattle Genetics Inc. (a)	18,809	314,392
Select Medical Holdings Corp. (a)	8,745	74,158
Sequenom Inc. (a)	19,302	85,894
SIGA Technologies Inc. (a)	6,754	17,020
Skilled Healthcare Group Inc. Class A (a)	3,788	20,682
Solta Medical Inc. (a)	11,987	37,639
SonoSite Inc. (a)	2,687	144,722
Spectranetics Corp. (a)	6,636	47,912
Spectrum Pharmaceuticals Inc. (a)	11,123	162,729
STAAR Surgical Co. (a)	6,902	72,402
Stereotaxis Inc. (a)	8,335	6,865
STERIS Corp.	11,566	344,898
Sucampo Pharmaceuticals Inc. Class A (a)	2,472	10,951
Sun Healthcare Group Inc. (a)	5,010	19,439
Sunesis Pharmaceuticals Inc. (a)	5,387	6,303
Sunrise Senior Living Inc. (a)	11,097	71,909
SurModics Inc. (a)	3,040	44,566
Symmetry Medical Inc. (a)	7,068	56,473

	Shares	Value
Common Stocks (Cont.)
Health Care (Cont.)
Synergetics USA Inc. (a)	4,399	$32,465
Synovis Life Technologies Inc. (a)	2,219	61,755
Synta Pharmaceuticals Corp. (a)	4,417	20,627
Targacept Inc. (a)	5,426	30,223
Team Health Holdings Inc. (a)	5,224	115,294
Theravance Inc. (a)	13,438	296,980
Tornier NV (a)	2,092	37,656
Transcend Services Inc. (a)	1,727	40,982
Transcept Pharmaceuticals Inc. (a)	1,041	8,151
Triple-S Management Corp. Class B (a)	3,847	77,017
Trius Therapeutics Inc. (a)	1,451	10,375
U.S. Physical Therapy Inc.	2,329	45,835
Unilife Corp. (a)	12,245	38,204
Universal American Corp.	6,264	79,615
Uroplasty Inc. (a)	3,894	16,550
Vanda Pharmaceuticals Inc. (a)	5,657	26,927
Vanguard Health Systems Inc. (a)	5,972	61,034
Vascular Solutions Inc. (a)	3,402	37,864
Vical Inc. (a)	14,045	61,938
ViroPharma Inc. (a)	13,851	379,379
VIVUS Inc. (a)	17,367	169,328
Volcano Corp. (a)	10,224	243,229
WellCare Health Plans Inc. (a)	8,311	436,328
West Pharmaceutical Services Inc.	6,517	247,320
Wright Medical Group Inc. (a)	7,606	125,499
Xenoport Inc. (a)	6,845	26,079
Young Innovations Inc.	1,139	33,749
Zalicus Inc. (a)	14,393	17,416
Zeltiq Aesthetics Inc. (a)	1,314	14,927
ZIOPHARM Oncology Inc. (a)	11,555	50,958
Zogenix Inc. (a)	3,624	8,118
Zoll Medical Corp. (a)	4,287	270,850

		27,325,010

Industrials (15.45%)
A.T. Cross Co. Class A (a)	1,864	21,026
A123 Systems Inc. (a)	17,485	28,151
Aaon Inc.	3,655	74,886
AAR Corp.	7,740	148,371
ABM Industries Inc.	10,389	214,216
Acacia Research - Acacia Technologies (a)	8,383	306,063
ACCO Brands Corp. (a)	10,749	103,723
Accuride Corp. (a)	7,963	56,697
Aceto Corp.	5,355	36,950
Active Power Inc. (a)	15,015	9,910
Actuant Corp. Class A	13,342	302,730
Acuity Brands Inc.	8,452	447,956
Advisory Board Co., The (a)	3,095	229,680
Aegion Corp. (a)	7,751	118,900
Aerovironment Inc. (a)	3,303	103,945
Air Transport Services Group Inc. (a)	10,502	49,569
Aircastle Ltd.	10,664	135,646
Alamo Group Inc.	1,266	34,093
Alaska Air Group Inc. (a)	6,986	524,579
Albany International Corp. Class A	5,373	124,224

See accompanying notes to financial statements.	55

STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2011

	Shares	Value
Common Stocks (Cont.)
Industrials (Cont.)
Allegiant Travel Co. (a)	2,892	$154,259
Altra Holdings Inc. (a)	5,234	98,556
AMERCO	1,681	148,600
Ameresco Inc. Class A (a)	3,486	47,828
American Railcar Industries Inc. (a)	1,941	46,448
American Reprographics Co. (a)	7,297	33,493
American Science & Engineering Inc.	1,760	119,874
American Superconductor Corp. (a)	8,748	32,280
American Woodmark Corp.	1,866	25,490
Ampco-Pittsburgh Corp.	1,640	31,718
AO Smith Corp.	7,383	296,206
Apogee Enterprises Inc.	5,570	68,288
Applied Industrial Technologies Inc.	8,238	289,730
Argan Inc.	1,538	23,393
Arkansas Best Corp.	4,942	95,232
Astec Industries Inc. (a)	3,928	126,521
Astronics Corp. (a)	1,998	71,548
Atlas Air Worldwide Holdings Inc. (a)	5,145	197,722
Avis Budget Group Inc. (a)	20,585	220,671
AZZ Inc.	2,464	111,964
Baltic Trading Ltd.	3,316	15,751
Barnes Group Inc.	10,633	256,362
Barrett Business Services Inc.	1,437	28,683
Beacon Roofing Supply Inc. (a)	9,017	182,414
Belden Inc.	9,217	306,742
Blount International Inc. (a)	9,508	138,056
Brady Corp.	9,185	289,970
Briggs & Stratton Corp.	9,916	153,599
Brink’s Co., The	9,149	245,925
Broadwind Energy Inc. (a)	25,939	17,639
Builders FirstSource Inc. (a)	9,126	18,617
CAI International Inc. (a)	2,314	35,774
Capstone Turbine Corp. (a)	47,501	55,101
Cascade Corp.	1,805	85,142
Casella Waste Systems Inc. Class A (a)	4,988	31,923
CBIZ Inc. (a)	7,759	47,407
CDI Corp.	2,546	35,160
Celadon Group Inc.	3,946	46,602
Cenveo Inc. (a)	10,830	36,822
Ceradyne Inc. (a)	4,860	130,151
Chart Industries Inc. (a)	5,753	311,065
CIRCOR International Inc.	3,389	119,666
Clarcor Inc.	9,850	492,402
Clean Harbors Inc. (a)	9,138	582,365
Coleman Cable Inc. (a)	1,533	13,337
Colfax Corp. (a)	4,818	137,217
Columbus McKinnon Corp. (a)	3,764	47,765
Comfort Systems USA Inc.	7,398	79,307
Commercial Vehicle Group Inc. (a)	5,545	50,127
CompX International Inc.	143	2,106
Consolidated Graphics Inc. (a)	1,634	78,890
Corporate Executive Board Co., The	6,716	255,880
CoStar Group Inc. (a)	4,920	328,312
Courier Corp.	2,073	24,316
Covenant Transport Group Inc. Class A (a)	1,350	4,010

	Shares	Value
Common Stocks (Cont.)
Industrials (Cont.)
CRA International Inc. (a)	2,132	$42,299
Cubic Corp.	3,082	134,344
Curtiss-Wright Corp.	9,069	320,408
Deluxe Corp.	9,983	227,213
DigitalGlobe Inc. (a)	6,887	117,837
Dolan Co., The (a)	5,960	50,779
Dollar Thrifty Automotive Group Inc. (a)	5,647	396,758
Douglas Dynamics Inc.	3,685	53,875
Ducommun Inc.	2,045	26,074
DXP Enterprises Inc. (a)	1,662	53,516
Dycom Industries Inc. (a)	6,858	143,469
Dynamic Materials Corp.	2,626	51,942
Eagle Bulk Shipping Inc. (a)	12,668	11,935
EMCOR Group Inc.	13,008	348,744
Encore Capital Group Inc. (a)	3,141	66,778
Encore Wire Corp.	3,654	94,639
Energy Recovery Inc. (a)	9,016	23,261
EnergySolutions Inc. (a)	15,623	48,275
EnerNOC Inc. (a)	4,492	48,828
EnerSys (a)	9,285	241,131
Ennis Inc.	5,105	68,050
EnPro Industries Inc. (a)	4,059	133,866
ESCO Technologies Inc.	5,176	148,965
Essex Rental Corp. (a)	3,370	9,942
Esterline Technologies Corp. (a)	5,951	333,077
Excel Maritime Carriers Ltd. (a)	8,741	12,674
Exponent Inc. (a)	2,569	118,097
Federal Signal Corp. (a)	12,160	50,464
Flow International Corp. (a)	9,426	32,991
Forward Air Corp.	5,771	184,961
Franklin Covey Co. (a)	2,613	22,132
Franklin Electric Co. Inc.	4,519	196,848
Freightcar America Inc. (a)	2,342	49,065
FTI Consulting Inc. (a)	8,200	347,844
Fuel Tech Inc. (a)	3,688	24,267
FuelCell Energy Inc. (a)	24,009	20,936
Furmanite Corp. (a)	7,246	45,722
G&K Services Inc. Class A	3,655	106,397
Genco Shipping & Trading Ltd. (a)	5,833	39,431
GenCorp Inc. (a)	11,506	61,212
Generac Holdings Inc. (a)	4,903	137,431
Genesee & Wyoming Inc. Class A (a)	7,717	467,496
Geo Group Inc., The (a)	12,701	212,742
GeoEye Inc. (a)	4,346	96,568
Gibraltar Industries Inc. (a)	5,988	83,592
Global Power Equipment Group Inc. (a)	3,082	73,198
Gorman-Rupp Co., The	2,954	80,201
GP Strategies Corp. (a)	2,999	40,427
Graham Corp.	1,895	42,524
Granite Construction Inc.	7,589	180,011
Great Lakes Dredge & Dock Co.	11,603	64,513
Greenbrier Companies Inc. (a)	3,804	92,361
Griffon Corp.	9,353	85,393
H&E Equipment Services Inc. (a)	5,632	75,581
Hawaiian Holdings Inc. (a)	9,871	57,252

56	See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2011

	Shares	Value
Common Stocks (Cont.)
Industrials (Cont.)
Healthcare Services Group Inc.	12,937	$228,856
Heartland Express Inc.	9,722	138,927
Heico Corp.	8,154	476,846
Heidrick & Struggles International Inc.	3,472	74,787
Heritage-Crystal Clean Inc. (a)	853	14,126
Herman Miller Inc.	11,143	205,588
Hexcel Corp. (a)	19,166	464,009
Hill International Inc. (a)	5,140	26,420
HNI Corp.	8,706	227,227
Houston Wire & Cable Co.	3,485	48,163
Hub Group Inc. (a)	7,212	233,885
Hudson Highland Group Inc. (a)	6,513	31,197
Hurco Companies Inc. (a)	1,264	26,544
Huron Consulting Group Inc. (a)	4,326	167,589
ICF International Inc. (a)	3,860	95,651
II-VI Inc. (a)	10,139	186,152
Innerworkings Inc. (a)	5,040	46,922
Insperity Inc.	4,496	113,974
Insteel Industries Inc.	3,551	39,025
Interface Inc.	10,331	119,220
Interline Brands Inc. (a)	6,510	101,361
International Shipholding Corp.	1,107	20,690
Intersections Inc.	1,861	20,638
Jetblue Airways Corp. (a)	48,001	249,605
John Bean Technologies Corp.	5,552	85,334
Kadant Inc. (a)	2,385	53,925
Kaman Corp.	5,137	140,343
Kaydon Corp.	6,338	193,309
Kelly Services Inc. Class A	5,196	71,081
Keyw Holding Corp., The (a)	3,455	25,567
Kforce Inc. (a)	5,785	71,329
Kimball International Inc. Class B	6,060	30,724
Knight Transportation Inc.	11,785	184,317
Knoll Inc.	9,398	139,560
Korn/Ferry International (a)	9,227	157,413
Kratos Defense & Security Solutions Inc. (a)	6,388	38,136
L.B. Foster Co. Class A	1,754	49,621
Lawson Products Inc.	722	11,140
Layne Christensen Co. (a)	3,855	93,291
Lindsay Corp.	2,436	133,712
LMI Aerospace Inc. (a)	1,803	31,643
LSI Industries Inc.	3,913	23,478
Lydall Inc. (a)	3,442	32,665
Marten Transport Ltd.	3,054	54,941
MasTec Inc. (a)	11,097	192,755
McGrath Rentcorp	4,737	137,326
Meritor Inc. (a)	18,538	98,622
Metalico Inc. (a)	7,772	25,570
Met-Pro Corp.	2,805	25,357
Michael Baker Corp. (a)	1,577	30,925
Middleby Corp. (a)	3,658	343,998
Miller Industries Inc.	2,236	35,172
Mine Safety Appliances Co.	5,342	176,927
Mistras Group Inc. (a)	2,920	74,431
Mobile Mini Inc. (a)	7,164	125,012

	Shares	Value
Common Stocks (Cont.)
Industrials (Cont.)
Moog Inc. Class A (a)	8,876	$389,923
Mueller Industries Inc.	7,421	285,115
Mueller Water Products Inc.	30,338	74,025
Multi-Color Corp.	2,228	57,326
MYR Group Inc. (a)	3,961	75,814
NACCO Industries Inc. Class A	1,144	102,068
National Presto Industries Inc.	942	88,171
Navigant Consulting Inc. (a)	10,175	116,097
NCI Building Systems Inc. (a)	3,795	41,252
NL Industries Inc.	1,349	17,497
NN Inc. (a)	3,190	19,140
Northwest Pipe Co. (a)	1,822	41,651
Odyssey Marine Exploration Inc. (a)	14,286	39,144
Old Dominion Freight Line Inc. (a)	9,287	376,402
Omega Flex Inc. (a)	508	7,178
On Assignment Inc. (a)	7,171	80,172
Orbital Sciences Corp. (a)	11,393	165,540
Orion Marine Group Inc. (a)	5,274	35,072
Pacer International Inc. (a)	6,915	36,995
Park-Ohio Holdings Corp. (a)	1,575	28,098
Patriot Transportation Holding Inc. (a)	1,213	26,322
Pendrell Corp. (a)	29,622	75,832
Pike Electric Corp. (a)	3,168	22,778
PMFG Inc. (a)	3,458	67,466
Portfolio Recovery Associates Inc. (a)	3,352	226,327
Powell Industries Inc. (a)	1,739	54,396
PowerSecure International Inc. (a)	3,699	18,310
Preformed Line Products Co.	463	27,623
Primoris Services Corp.	5,254	78,442
Quad Graphics, Inc.	4,937	70,797
Quality Distribution Inc. (a)	2,840	31,950
Quanex Building Products Corp.	7,390	110,998
RailAmerica Inc. (a)	4,182	62,270
Raven Industries Inc.	3,543	219,312
RBC Bearings Inc. (a)	4,306	179,560
Republic Airways Holdings Inc. (a)	9,523	32,664
Resources Connection Inc.	9,062	95,967
Roadrunner Transportation Systems Inc. (a)	1,817	25,674
Robbins & Myers Inc.	7,711	374,369
Rollins Inc.	12,357	274,573
RPX Corp. (a)	1,892	23,934
RSC Holdings Inc. (a)	13,288	245,828
Rush Enterprises Inc. Class A (a)	6,344	132,716
Saia Inc. (a)	3,094	38,613
SatCon Technology Corp. (a)	17,821	10,694
Sauer-Danfoss Inc. (a)	2,276	82,414
Schawk Inc.	2,270	25,447
Seaboard Corp. (a)	60	122,160
SeaCube Container Leasing Ltd.	2,204	32,641
Simpson Manufacturing Co. Inc.	8,088	272,242
SkyWest Inc.	10,233	128,833
Spirit Airlines Inc. (a)	2,992	46,675
Standard Parking Corp. (a)	3,159	56,451
Standex International Corp.	2,435	83,180
Steelcase Inc.	15,626	116,570

See accompanying notes to financial statements.	57

STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2011

	Shares	Value
Common Stocks (Cont.)
Industrials (Cont.)
Sterling Construction Company Inc. (a)	3,275	$35,272
Sun Hydraulics Corp.	3,935	92,197
Swift Transportation Co. (a)	15,551	128,140
Swisher Hygiene Inc. (a)	16,402	61,343
Sykes Enterprises Inc. (a)	7,728	121,020
TAL International Group Inc.	4,246	122,242
Taser International Inc. (a)	10,849	55,547
Team Inc. (a)	3,774	112,276
Tecumseh Products Co. Class A (a)	3,552	16,694
Teledyne Technologies Inc. (a)	7,183	393,988
Tennant Co.	3,749	145,724
Tetra Tech Inc. (a)	12,233	264,110
Textainer Group Holdings Ltd.	2,260	65,811
Thermon Group Holdings Inc. (a)	1,992	35,099
Titan International Inc.	8,259	160,720
Titan Machinery Inc. (a)	2,984	64,842
TMS International Corp. Class A (a)	2,565	25,342
TRC Companies Inc. (a)	3,281	19,719
Trex Co. Inc. (a)	3,037	69,578
TriMas Corp. (a)	5,008	89,894
Triumph Group Inc.	7,357	430,017
TrueBlue Inc. (a)	7,824	108,597
Tutor Perini Corp. (a)	6,122	75,545
Twin Disc Inc.	1,683	61,127
Ultrapetrol Bahamas Ltd. (a)	4,038	12,033
UniFirst Corp.	2,771	157,227
United Rentals Inc. (a)	12,167	359,535
United Stationers Inc.	8,314	270,704
UniTek Global Services Inc. (a)	2,172	9,839
Universal Forest Products Inc.	3,813	117,707
Universal Truckload Services Inc.	1,061	19,257
US Airways Group Inc. (a)	31,837	161,414
US Ecology Inc.	3,615	67,890
USG Corp. (a)	14,055	142,799
Valence Technology Inc. (a)	14,326	14,039
Viad Corp.	3,964	69,291
Vicor Corp.	3,848	30,630
VSE Corp.	815	19,788
Wabash National Corp. (a)	13,555	106,271
Watsco Inc.	5,468	359,029
Watts Water Technologies Inc.	5,842	199,855
WCA Waste Corp. (a)	3,251	21,164
Werner Enterprises Inc.	8,582	206,826
Wesco Aircraft Holdings Inc. (a)	4,109	57,487
Woodward Inc.	12,007	491,452
Xerium Technologies Inc. (a)	2,109	13,798
Zipcar Inc. (a)	2,030	27,248

		33,799,938

Information Technology (16.93%)
3D Systems Corp. (a)	8,209	118,210
Accelrys Inc. (a)	10,877	73,093
ACI Worldwide Inc. (a)	6,558	187,821
Active Network Inc., The (a)	2,453	33,361
Actuate Corp. (a)	7,184	42,098
Acxiom Corp. (a)	15,951	194,762

	Shares	Value
Common Stocks (Cont.)
Information Technology (Cont.)
Adtran Inc.	12,635	$381,072
Advanced Analogic Technologies Inc. (a)	8,421	48,673
Advanced Energy Industries Inc. (a)	8,563	91,881
Advent Software Inc. (a)	6,442	156,927
Aeroflex Holding Corp. (a)	3,783	38,738
Agilysys Inc. (a)	3,531	28,071
Alpha & Omega Semiconductor Ltd. (a)	2,907	21,250
American Software Inc. Class A	4,424	41,807
Amkor Technology Inc. (a)	18,793	81,937
Amtech Systems Inc. (a)	1,825	15,531
ANADIGICS Inc. (a)	12,980	28,426
Anaren Inc. (a)	2,988	49,661
Ancestry.com Inc. (a)	6,206	142,490
Angie’s List Inc. (a)	1,986	31,975
Anixter International Inc. (a)	5,656	337,324
Applied Micro Circuits Corp. (a)	12,393	83,281
Arris Group Inc. (a)	24,265	262,547
Aruba Networks Inc. (a)	16,669	308,710
Aspen Technology Inc. (a)	16,468	285,720
ATMI Inc. (a)	6,226	124,707
Aviat Networks Inc. (a)	11,945	21,859
Avid Technology Inc. (a)	5,781	49,312
Axcelis Technologies Inc. (a)	21,118	28,087
AXT Inc. (a)	6,254	26,079
Badger Meter Inc.	2,981	87,731
Bankrate Inc. (a)	4,500	96,750
Bel Fuse Inc.	2,082	39,038
Benchmark Electronics Inc. (a)	11,800	158,946
Black Box Corp.	3,466	97,187
Blackbaud Inc.	8,667	240,076
Blue Coat Systems Inc. (a)	8,535	217,216
Bottomline Technologies Inc. (a)	6,971	161,518
Brightpoint Inc. (a)	13,345	143,592
BroadSoft Inc. (a)	4,428	133,726
Brooks Automation Inc.	12,909	132,575
Cabot Microelectronics Corp. (a)	4,617	218,153
CACI International Inc. Class A (a)	5,169	289,050
Calix Inc. (a)	7,363	47,639
Callidus Software Inc. (a)	5,668	36,389
Carbonite Inc. (a)	1,384	15,362
Cardtronics Inc. (a)	8,436	228,278
Cass Information Systems Inc.	1,824	66,375
Cavium Inc. (a)	9,425	267,953
CEVA Inc. (a)	4,487	135,777
Checkpoint Systems Inc. (a)	7,862	86,010
Ciber Inc. (a)	12,482	48,181
Cirrus Logic Inc. (a)	12,877	204,100
Cognex Corp.	8,128	290,901
Coherent Inc. (a)	4,592	240,024
Cohu Inc.	4,700	53,345
Communications Systems Inc.	1,277	17,955
Commvault Systems Inc. (a)	8,583	366,666
Computer Task Group Inc. (a)	2,999	42,226
comScore Inc. (a)	6,255	132,606
Comtech Telecommunications Corp.	3,974	113,736

58	See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2011

	Shares	Value
Common Stocks (Cont.)
Information Technology (Cont.)
Concur Technologies Inc. (a)	8,701	$441,924
Constant Contact Inc. (a)	5,733	133,063
Convergys Corp. (a)	20,645	263,637
Convio Inc. (a)	2,274	25,150
Cornerstone OnDemand Inc. (a)	2,283	41,642
Cray Inc. (a)	7,132	46,144
CSG Systems International Inc. (a)	6,773	99,631
CTS Corp.	6,800	62,560
Cymer Inc. (a)	5,938	295,475
Daktronics Inc.	6,889	65,928
DDi Corp.	2,851	26,600
DealerTrack Holdings Inc. (a)	8,071	220,015
Deltek Inc. (a)	4,436	43,562
Demand Media Inc. (a)	1,504	10,002
DemandTec Inc. (a)	6,330	83,366
Dialogic Inc. (a)	2,755	3,306
Dice Holdings Inc. (a)	9,507	78,813
Digi International Inc. (a)	4,900	54,684
Digimarc Corp. (a)	1,246	29,767
Digital River Inc. (a)	7,216	108,384
Diodes Inc. (a)	6,936	147,737
Dot Hill Systems Corp. (a)	10,438	13,883
DSP Group Inc. (a)	4,634	24,143
DTS Inc. (a)	3,391	92,371
Dynamics Research Corp. (a)	1,748	19,822
EarthLink Inc.	21,596	139,078
Ebix Inc.	5,577	123,252
Echelon Corp. (a)	6,799	33,111
Echo Global Logistics Inc. (a)	2,147	34,674
Electro Rent Corp.	3,686	63,215
Electro Scientific Industries Inc. (a)	4,439	64,277
Electronics for Imaging Inc. (a)	9,149	130,373
Ellie Mae Inc. (a)	1,472	8,317
eMagin Corp. (a)	3,787	14,012
EMCORE Corp. (a)	16,797	14,484
Emulex Corp. (a)	17,274	118,500
Entegris Inc. (a)	26,355	229,947
Entropic Communications Inc. (a)	16,851	86,109
Envestnet Inc. (a)	3,776	45,161
EPIQ Systems Inc.	6,170	74,163
ePlus Inc. (a)	742	20,984
Euronet Worldwide Inc. (a)	10,053	185,779
Exar Corp. (a)	7,349	47,768
Exlservice Holdings Inc. (a)	3,126	69,929
Extreme Networks Inc. (a)	17,814	52,017
Fabrinet (a)	3,994	54,638
Fair Isaac Corp.	6,974	249,948
FalconStor Software Inc. (a)	5,940	15,325
FARO Technologies Inc. (a)	3,196	147,016
FEI Co. (a)	7,588	309,439
Finisar Corp. (a)	17,458	292,334
Formfactor Inc. (a)	9,901	50,099
Forrester Research Inc. (a)	2,882	97,815
FriendFinder Networks Inc. (a)	930	698
FSI International Inc. (a)	7,403	27,095

	Shares	Value
Common Stocks (Cont.)
Information Technology (Cont.)
Gerber Scientific Inc. Escrow Shares (a) (b)	4,900	$0
Global Cash Access Holdings Inc. (a)	10,313	45,893
Globecomm Systems Inc. (a)	4,418	60,438
Glu Mobile Inc. (a)	8,978	28,191
GSI Group Inc. (a)	5,023	51,385
GSI Technology Inc. (a)	3,956	18,514
GT Advanced Technologies Inc. (a)	24,682	178,698
Guidance Software Inc. (a)	2,637	17,088
Hackett Group Inc., The (a)	6,225	23,282
Harmonic Inc. (a)	22,539	113,597
Heartland Payment Systems Inc.	7,534	183,528
Higher One Holdings Inc. (a)	6,028	111,156
Hittite Microwave Corp. (a)	6,134	302,897
Identive Group Inc. (a)	7,367	16,428
iGate Corp. (a)	6,095	95,874
Imation Corp. (a)	5,881	33,698
Immersion Corp. (a)	5,670	29,371
Imperva Inc. (a)	1,074	37,386
Infinera Corp. (a)	20,535	128,960
InfoSpace Inc. (a)	7,503	82,458
Inphi Corp. (a)	4,149	49,622
Insight Enterprises Inc. (a)	8,562	130,913
Integrated Device Technology Inc. (a)	29,106	158,919
Integrated Silicon Solution Inc. (a)	5,266	48,131
Interactive Intelligence Group (a)	2,808	64,359
InterDigital Inc.	8,881	386,945
Intermec Inc. (a)	11,667	80,036
Intermolecular Inc. (a)	1,885	16,173
Internap Network Services Corp. (a)	10,230	60,766
Intevac Inc. (a)	4,476	33,122
Intralinks Holdings Inc. (a)	6,321	39,443
InvenSense Inc. (a)	1,953	19,452
Ixia (a)	7,437	78,163
IXYS Corp. (a)	4,728	51,204
j2 Global Inc.	8,863	249,405
Jack Henry & Associates Inc.	16,856	566,530
JDA Software Group Inc. (a)	8,234	266,699
Kemet Corp. (a)	8,671	61,131
Kenexa Corp. (a)	5,188	138,520
Keynote Systems Inc.	2,838	58,293
KIT Digital Inc. (a)	7,547	63,772
Kopin Corp. (a)	13,196	51,200
Kulicke & Soffa Industries Inc. (a)	14,131	130,712
KVH Industries Inc. (a)	3,039	23,643
Lattice Semiconductor Corp. (a)	23,141	137,458
LeCroy Corp. (a)	3,083	25,928
Limelight Networks Inc. (a)	13,111	38,809
Lionbridge Technologies Inc. (a)	12,150	27,824
Liquidity Services Inc. (a)	3,702	136,604
Littelfuse Inc.	4,443	190,960
LivePerson Inc. (a)	10,355	129,955
LogMeIn Inc. (a)	3,998	154,123
LoopNet Inc. (a)	3,267	59,721
Loral Space & Communications Inc. (a)	2,107	136,702

See accompanying notes to financial statements.	59

STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2011

	Shares	Value
Common Stocks (Cont.)
Information Technology (Cont.)
LTX-Credence Corp. (a)	9,569	$51,194
Magma Design Automation Inc. (a)	12,918	92,751
Manhattan Associates Inc. (a)	3,981	161,151
ManTech International Corp.	4,563	142,548
Marchex Inc. Class B	4,166	26,038
MAXIMUS Inc.	6,801	281,221
MaxLinear Inc. Class A (a)	2,994	14,222
Maxwell Technologies Inc. (a)	5,464	88,735
Measurement Specialties Inc. (a)	2,906	81,252
Mentor Graphics Corp. (a)	18,897	256,243
Mercury Computer Systems Inc. (a)	5,901	78,424
Meru Networks Inc. (a)	2,048	8,458
Methode Electronics Inc.	7,239	60,011
Micrel Inc.	9,860	99,685
Microsemi Corp. (a)	16,825	281,819
MicroStrategy Inc. (a)	1,566	169,629
Microvision Inc. (a)	20,263	7,297
Mindspeed Technologies Inc. (a)	6,577	30,123
MIPS Technologies Inc. (a)	10,168	45,349
MKS Instruments Inc.	10,235	284,738
ModusLink Global Solutions Inc.	8,802	47,531
MoneyGram International Inc. (a)	2,035	36,121
Monolithic Power Systems Inc. (a)	5,861	88,325
Monotype Imaging Holdings Inc. (a)	7,036	109,691
MoSys Inc. (a)	6,131	25,750
Motricity Inc. (a)	7,131	6,418
Move Inc. (a)	7,707	48,708
MTS Systems Corp.	3,048	124,206
Multi-Fineline Electronix Inc. (a)	1,776	36,497
Nanometrics Inc. (a)	3,881	71,488
NCI Inc. (a)	1,335	15,553
NeoPhotonics Corp. (a)	1,586	7,264
Netgear Inc. (a)	7,145	239,858
Netlogic Microsystems Inc. (a)	13,346	661,561
NetScout Systems Inc. (a)	7,344	129,254
NetSuite Inc. (a)	5,336	216,375
Newport Corp. (a)	7,286	99,162
NIC Inc.	12,526	166,721
Novatel Wireless Inc. (a)	6,249	19,559
NumereX Corp. Class A (a)	1,878	15,456
NVE Corp. (a)	926	51,421
Oclaro Inc. (a)	9,802	27,642
OCZ Technology Group Inc. (a)	9,935	65,670
Omnivision Technologies Inc. (a)	11,377	139,198
OpenTable Inc. (a)	4,615	180,585
Openwave Systems Inc. (a)	16,803	26,549
Oplink Communications Inc. (a)	3,767	62,042
OPNET Technologies Inc.	2,826	103,629
OpNext Inc. (a)	8,601	6,948
Orbcomm Inc. (a)	6,837	20,443
OSI Systems Inc. (a)	3,728	181,852
Parametric Technology Corp. (a)	23,212	423,851
Park Electrochemical Corp.	4,043	103,582
PC Connection Inc.	1,806	20,029
PDF Solutions Inc. (a)	4,539	31,637
Pegasystems Inc.	3,256	95,726

	Shares	Value
Common Stocks (Cont.)
Information Technology (Cont.)
Perficient Inc. (a)	4,798	$48,028
Pericom Semiconductor Corp. (a)	4,946	37,639
Photronics Inc. (a)	11,538	70,151
Plantronics Inc.	8,499	302,904
Plexus Corp. (a)	6,933	189,826
PLX Technology Inc. (a)	8,555	24,553
Power Integrations Inc.	5,603	185,795
Power-One Inc. (a)	13,273	51,897
Powerwave Technologies Inc. (a)	6,112	12,713
PRGX Global Inc. (a)	3,597	21,402
Procera Networks Inc. (a)	2,830	44,091
Progress Software Corp. (a)	13,053	252,576
PROS Holdings Inc. (a)	4,154	61,812
Pulse Electronics Corp.	8,119	22,733
QAD Inc. Class A (a)	1,075	11,288
QAD Inc. Class B (a)	268	2,774
QLIK Technologies Inc. (a)	13,716	331,927
Quantum Corp. (a)	43,930	105,432
Quepasa Corp. (a)	1,324	4,396
Quest Software Inc. (a)	11,065	205,809
QuinStreet Inc. (a)	5,463	51,134
Radisys Corp. (a)	3,977	20,124
Rambus Inc. (a)	19,106	144,250
RealD Inc. (a)	8,070	64,076
Realnetworks Inc.	4,098	30,735
RealPage Inc. (a)	5,946	150,255
Responsys Inc. (a)	1,803	16,029
RF Micro Devices Inc. (a)	53,784	290,434
Richardson Electronics Ltd.	2,746	33,748
RightNow Technologies Inc. (a)	4,835	206,600
Rimage Corp.	1,837	20,666
Rofin-Sinar Technologies Inc. (a)	5,542	126,635
Rogers Corp. (a)	3,135	115,556
Rosetta Stone Inc. (a)	2,132	16,267
Rubicon Technology Inc. (a)	3,392	31,851
Rudolph Technologies Inc. (a)	6,177	57,199
S1 Corp. (a)	10,529	100,763
Saba Software Inc. (a)	5,541	43,718
Sanmina-SCI Corp. (a)	15,794	147,042
Sapient Corp.	21,423	269,930
ScanSource Inc. (a)	5,266	189,576
SciQuest Inc. (a)	2,451	34,976
SeaChange International Inc. (a)	5,226	36,739
Semtech Corp. (a)	12,698	315,164
ServiceSource International Inc. (a)	2,059	32,306
ShoreTel Inc. (a)	9,152	58,390
Sigma Designs Inc. (a)	6,098	36,588
Silicon Graphics International Corp. (a)	6,040	69,218
Silicon Image Inc. (a)	15,433	72,535
Smith Micro Software Inc. (a)	6,908	7,806
SolarWinds Inc. (a)	11,103	310,329
Sonus Networks Inc. (a)	40,924	98,218
Sourcefire Inc. (a)	5,518	178,673
Spansion Inc. Class A (a)	9,852	81,575
SPS Commerce Inc. (a)	1,660	43,077
SRS Labs Inc. (a)	2,206	12,684

60	See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2011

	Shares	Value
Common Stocks (Cont.)
Information Technology (Cont.)
SS&C Technologies Holdings Inc. (a)	4,951	$89,415
Stamps.com Inc. (a)	2,115	55,265
Standard Microsystems Corp. (a)	4,464	115,037
STEC Inc. (a)	7,161	61,513
STR Holdings Inc. (a)	5,981	49,224
Stratasys Inc. (a)	4,113	125,076
Stream Global Services Inc. (a)	1,372	4,541
SuccessFactors Inc. (a)	16,268	648,605
Super Micro Computer Inc. (a)	5,264	82,540
Supertex Inc. (a)	1,993	37,628
Support.com Inc. (a)	9,165	20,621
Sycamore Networks Inc. (a)	3,916	70,096
Symmetricom Inc. (a)	8,655	46,650
Synaptics Inc. (a)	6,260	188,739
Synchronoss Technologies Inc. (a)	5,187	156,699
SYNNEX Corp. (a)	4,902	149,315
Syntel Inc.	3,020	141,245
Take-Two Interactive Software Inc. (a)	14,418	195,364
Taleo Corp. (a)	7,999	309,481
Tangoe Inc. (a)	2,005	30,877
TechTarget (a)	3,046	17,789
Tekelec (a)	12,030	131,488
TeleCommunication Systems Inc. Class A (a)	9,214	21,653
TeleNav Inc. (a)	3,153	24,625
TeleTech Holdings Inc. (a)	4,948	80,158
Tessera Technologies Inc. (a)	9,909	165,976
THQ Inc. (a)	13,313	10,118
TiVo Inc. (a)	23,389	209,799
TNS Inc. (a)	4,981	88,263
Travelzoo Inc. (a)	1,090	26,792
TriQuint Semiconductor Inc. (a)	32,226	156,941
TTM Technologies Inc. (a)	10,134	111,069
Tyler Technologies Inc. (a)	5,780	174,036
Ubiquiti Networks Inc. (a)	1,599	29,150
Ultimate Software Group Inc. (a)	5,031	327,619
Ultra Clean Holdings Inc. (a)	4,391	26,829
Ultratech Inc. (a)	4,897	120,319
Unisys Corp. (a)	8,457	166,687
United Online Inc.	17,407	94,694
Universal Display Corp. (a)	7,545	276,826
ValueClick Inc. (a)	15,432	251,387
VASCO Data Security International Inc. (a)	5,288	34,478
Veeco Instruments Inc. (a)	7,993	166,254
Verint Systems Inc. (a)	4,153	114,374
ViaSat Inc. (a)	7,084	326,714
Viasystems Group Inc. (a)	591	10,000
Virnetx Holding Corp. (a)	7,983	199,336
Virtusa Corp. (a)	2,903	42,035
Vishay Precision Group Inc. (a)	2,310	36,914
Vocus Inc. (a)	3,412	75,371
Volterra Semiconductor Corp. (a)	4,796	122,826
Wave Systems Corp. Class A (a)	16,324	35,423
Web.com Group Inc. (a)	5,581	63,902
Websense Inc. (a)	7,859	147,199
Westell Technologies Inc. Class A (a)	9,947	22,082

	Shares	Value
Common Stocks (Cont.)
Information Technology (Cont.)
Wright Express Corp. (a)	7,528	$408,620
XO Group Inc. (a)	5,431	45,295
X-Rite Inc. (a)	5,388	25,000
Xyratex Ltd.	5,524	73,580
Zillow Inc. (a)	804	18,074
Zix Corp. (a)	12,803	36,104
Zygo Corp. (a)	3,176	56,051

		37,019,319

Materials (4.41%)
A. Schulman Inc.	6,009	127,271
AEP Industries Inc. (a)	820	23,078
AM Castle & Co. (a)	3,296	31,180
AMCOL International Corp.	4,792	128,665
American Vanguard Corp.	4,293	57,269
Balchem Corp.	5,611	227,470
Boise Inc.	17,796	126,708
Buckeye Technologies Inc.	7,820	261,501
Calgon Carbon Corp. (a)	10,983	172,543
Century Aluminum Co. (a)	10,125	86,164
Chase Corp.	1,231	17,111
Chemtura Corp. (a)	18,903	214,360
Clearwater Paper Corp. (a)	4,530	161,313
Coeur d’Alene Mines Corp. (a)	17,463	421,557
Deltic Timber Corp.	2,108	127,302
Eagle Materials Inc.	8,655	222,087
Ferro Corp. (a)	16,991	83,086
Flotek Industries Inc. (a)	9,849	98,096
FutureFuel Corp.	3,620	44,960
General Moly Inc. (a)	13,217	40,841
Georgia Gulf Corp. (a)	6,700	130,583
Globe Specialty Metals Inc.	12,347	165,326
Gold Resource Corp.	5,571	118,384
Golden Minerals Co. (a)	5,478	31,827
Golden Star Resources Ltd. (a)	50,966	84,094
Graphic Packaging Holding Co. (a)	31,335	133,487
Handy & Harman Ltd. (a)	1,024	10,138
Hawkins Inc.	1,715	63,215
Haynes International Inc.	2,373	129,566
HB Fuller Co.	9,615	222,203
Headwaters Inc. (a)	11,592	25,734
Hecla Mining Co.	54,449	284,768
Horsehead Holding Corp. (a)	8,497	76,558
Innophos Holdings Inc.	4,251	206,429
Innospec Inc. (a)	4,637	130,161
Jaguar Mining Inc. (a)	16,441	104,894
Kaiser Aluminum Corp.	3,186	146,174
Kapstone Paper and Packaging Corp. (a)	7,684	120,946
KMG Chemicals Inc.	1,352	23,349
Koppers Holdings Inc.	4,010	137,784
Kraton Performance Polymers Inc. (a)	6,238	126,631
Landec Corp. (a)	5,344	29,499
Louisiana-Pacific Corp. (a)	25,968	209,562
LSB Industries Inc. (a)	3,605	101,048
Materion Corp. (a)	3,968	96,343

See accompanying notes to financial statements.	61

STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2011

	Shares	Value
Common Stocks (Cont.)
Materials (Cont.)
Metals USA Holdings Corp. (a)	2,319	$26,089
Midway Gold Corp. (a)	16,997	35,864
Minerals Technologies Inc.	3,581	202,434
Myers Industries Inc.	5,825	71,881
Neenah Paper Inc.	2,924	65,264
NewMarket Corp.	1,761	348,872
Noranda Aluminum Holding Corp.	4,447	36,688
Olin Corp.	15,517	304,909
Olympic Steel Inc.	1,796	41,883
OM Group Inc. (a)	6,081	136,154
Omnova Solutions Inc. (a)	8,892	40,992
P. H. Glatfelter Co.	8,502	120,048
Paramount Gold and Silver Corp. (a)	22,629	48,426
PolyOne Corp.	18,306	211,434
Quaker Chemical Corp.	2,515	97,808
Revett Minerals Inc. (a)	4,971	23,463
RTI International Metals Inc. (a)	5,932	137,682
Schweitzer-Mauduit International Inc.	3,124	207,621
Senomyx Inc. (a)	7,805	27,161
Sensient Technologies Corp.	9,808	371,723
Spartech Corp. (a)	5,994	28,352
Stepan Co.	1,590	127,454
Stillwater Mining Co. (a)	22,376	234,053
SunCoke Energy Inc. (a)	2,610	29,232
Texas Industries Inc.	4,474	137,710
Thompson Creek Metals Company Inc. (a)	30,003	208,821
TPC Group Inc. (a)	2,596	60,565
Tredegar Corp.	4,670	103,721
U.S. Energy Corp. (a)	4,887	14,221
United States Lime & Minerals Inc. (a)	520	31,257
Universal Stainless & Alloy Products Inc. (a)	1,378	51,482
US Gold Corp. (a)	20,774	69,801
Verso Paper Corp. (a)	2,842	2,728
Vista Gold Corp. (a)	13,561	41,632
Wausau Paper Corp.	9,549	78,875
Worthington Industries Inc.	11,287	184,881
Zep Inc.	4,244	59,331
Zoltek Companies Inc. (a)	5,437	41,431

		9,643,208

Telecommunication Services (0.78%)
8x8 Inc. (a)	12,117	38,411
AboveNet Inc. (a)	4,518	293,715
Alaska Communications Systems Group Inc.	8,891	26,762
Atlantic Tele-Network Inc.	1,839	71,813
Boingo Wireless Inc. (a)	1,081	9,297
Cbeyond Inc. (a)	5,480	43,895
Cincinnati Bell Inc. (a)	38,931	117,961
Cogent Communications Group Inc. (a)	8,971	151,520
Consolidated Communications Holdings Inc.	5,135	97,822
FairPoint Communications Inc. (a)	4,099	17,749
General Communication Inc. Class A (a)	8,048	78,790

	Shares	Value
Common Stocks (Cont.)
Telecommunication Services (Cont.)
Globalstar Inc. (a)	19,295	$10,419
HickoryTech Corp.	2,578	28,564
IDT Corp. Class B	2,721	25,523
inContact Inc. (a)	5,723	25,353
Iridium Communications Inc. (a)	8,616	66,429
Leap Wireless International Inc. (a)	11,984	111,331
Lumos Networks Corp.	2,970	45,560
Neutral Tandem Inc. (a)	6,011	64,258
NTELOS Holdings Corp.	2,970	60,529
Premiere Global Services Inc. (a)	10,210	86,479
Shenandoah Telecommunications Co.	4,724	49,508
SureWest Communications	2,739	32,950
Towerstream Corp. (a)	8,280	17,388
USA Mobility Inc.	4,375	60,681
Vonage Holdings Corp. (a)	27,357	67,023

		1,699,730

Utilities (3.63%)
Allete Inc.	6,209	260,654
American States Water Co.	3,672	128,153
Artesian Resources Corp. Class A	1,297	24,423
Atlantic Power Corp.	22,051	315,329
Avista Corp.	11,295	290,846
Black Hills Corp.	7,655	257,055
Cadiz Inc. (a)	2,353	22,659
California Water Service Group	8,210	149,915
Central Vermont Public Service Corp.	2,636	92,524
CH Energy Group Inc.	3,049	178,001
Chesapeake Utilities Corp.	1,882	81,585
Cleco Corp.	11,926	454,381
Connecticut Water Service Inc.	1,678	45,524
Consolidated Water Co. Ltd.	2,737	23,483
Dynegy Inc. (a)	20,051	55,541
El Paso Electric Co.	8,250	285,780
Empire District Electric Co., The	8,131	171,483
Genie Energy Ltd. Class B	2,721	21,578
Idacorp Inc.	9,701	411,419
Laclede Group Inc., The	4,413	178,594
MGE Energy Inc.	4,522	211,494
Middlesex Water Co.	3,052	56,950
New Jersey Resources Corp.	8,097	398,372
Northwest Natural Gas Co.	5,189	248,709
NorthWestern Corp.	7,120	254,825
Ormat Technologies Inc.	3,566	64,295
Otter Tail Corp.	7,052	155,285
Pennichuck Corp.	877	25,284
Piedmont Natural Gas Company Inc.	13,989	475,346
PNM Resources Inc.	15,560	283,659
Portland General Electric Co.	14,722	372,319
SJW Corp.	2,778	65,672
South Jersey Industries Inc.	5,865	333,191
Southwest Gas Corp.	8,972	381,220
UIL Holdings Corp.	9,864	348,890
Unisource Energy Corp.	7,184	265,233
Unitil Corp.	2,128	60,393
WGL Holdings Inc.	9,975	441,094

62	See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2011

	Shares	Value
Common Stocks (Cont.)
Utilities (Cont.)
York Water Co.	2,539	$44,787

		7,935,945

Total Common Stocks (cost $216,375,490)		214,080,794

Registered Investment Companies (0.80%)
Financials (0.80%)
Apollo Investment Corp.	38,257	$246,375
Arlington Asset Investment Corp. Class A	1,286	27,430
BlackRock Kelso Capital Corp.	13,444	109,703
Capital Southwest Corp.	566	46,157
Fidus Investment Corp.	1,023	13,268
Fifth Street Finance Corp.	14,249	136,363
Gladstone Capital Corp.	4,293	32,756
Gladstone Investment Corp.	4,492	32,657
Golub Capital BDC LLC Inc.	1,902	29,481
Harris & Harris Group Inc. (a)	6,221	21,525
Hercules Technology Growth Capital Inc.	8,629	81,458
Kohlberg Capital Corp.	3,782	23,864
Main Street Capital Corp.	4,491	95,389
MCG Capital Corp.	15,155	60,468
Medallion Financial Corp.	3,038	34,572
Medley Capital Corp.	2,217	23,057
MVC Capital Inc.	4,794	55,562
New Mountain Finance Corp.	1,410	18,908
NGP Capital Resources Co.	4,191	30,133
PennantPark Investment Corp.	8,985	90,659
Prospect Capital Corp.	21,447	199,243
Solar Capital Ltd.	7,155	158,054
Solar Senior Capital Ltd.	1,608	25,326
THL Credit Inc.	1,806	22,051
TICC Capital Corp.	6,201	53,639
Triangle Capital Corp.	4,296	82,140

		1,750,238

Total Registered Investment Companies (cost $2,496,984)		1,750,238

	Shares	Value
Short-term Investments (1.11%)
State Street Institutional U.S. Government Money Market Fund	2,436,057	$2,436,057

Total Short-term Investments (cost $2,436,057)		2,436,057

TOTAL INVESTMENTS (99.80%) (cost $221,308,531)		218,267,089
CASH (c) AND OTHER ASSETS, NET OF LIABILITIES (0.20%)		434,014

NET ASSETS (100.00%)		$218,701,103

(a)	Non-income producing security.
(b)	In accordance with the Trust’s Valuation Procedures, State Farm Investment Management Corp. (“SFIMC”) determined the fair value for the security considering the facts and circumstances related to the particular security.
(c)	At December 31, 2011, cash in the amount of $320,000 has been pledged to cover, in whole or in part, initial margin requirements for open futures contracts.

See accompanying notes to financial statements.	63

STATE FARM VARIABLE PRODUCT TRUST INTERNATIONAL EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS

December 31, 2011

	Shares	Value
Common Stocks (98.56%)
Australia (8.54%)
AGL Energy Ltd.	11,378	$166,764
Alumina Ltd.	60,921	69,476
Amcor Ltd.	30,806	227,175
AMP Ltd.	70,184	292,162
Asciano Ltd.	23,966	110,306
ASX Ltd.	4,376	136,869
Australia & New Zealand Banking Group Ltd.	65,082	1,366,598
Bendigo and Adelaide Bank Ltd.	9,012	74,015
BGP Holdings PLC (a) (b)	253,848	0
BHP Billiton Ltd.	79,631	2,803,392
BlueScope Steel Ltd.	36,774	15,234
Boral Ltd.	18,123	66,730
Brambles Ltd.	35,863	262,634
Caltex Australia Ltd.	3,404	40,979
Campbell Brothers Ltd.	1,656	82,977
CFS Retail Property Trust	46,988	80,980
Coca-Cola Amatil Ltd.	14,269	167,981
Cochlear Ltd.	1,394	88,399
Commonwealth Bank of Australia	38,596	1,943,009
Computershare Ltd.	11,101	90,946
Crown Ltd.	11,139	92,169
CSL Ltd.	13,041	426,827
Dexus Property Group	121,998	103,567
Echo Entertainment Group Ltd. (a)	17,309	63,556
Fairfax Media Ltd.	53,524	39,416
Fortescue Metals Group Ltd.	30,589	133,593
Goodman Group	164,381	95,833
GPT Group	44,139	138,596
Harvey Norman Holdings Ltd.	13,901	26,090
Iluka Resources Ltd.	10,050	159,327
Incitec Pivot Ltd.	40,008	127,262
Insurance Australia Group Ltd.	52,864	161,127
James Hardie Industries SE CDI	10,517	73,361
Leighton Holdings Ltd.	3,854	75,053
Lend Lease Corp. Ltd.	13,545	99,193
Lynas Corporation Ltd. (a)	39,615	42,342
Macquarie Group Ltd.	8,665	210,840
Metcash Ltd.	19,717	81,473
Mirvac Group	86,117	103,935
National Australia Bank Ltd.	54,492	1,301,956
Newcrest Mining Ltd.	19,068	577,282
Onesteel Ltd.	33,571	24,036
Orica Ltd.	9,114	225,960
Origin Energy Ltd.	26,281	358,582
OZ Minerals Ltd.	7,869	80,565
Qantas Airways Ltd. (a)	27,618	41,242
QBE Insurance Group Ltd.	27,078	358,655
QR National Ltd.	43,061	150,626
Ramsay Health Care Ltd.	3,312	65,311
Rio Tinto Ltd.	10,819	667,260
Santos Ltd.	23,293	291,607
Sims Metal Management Ltd.	3,988	51,598
Sonic Healthcare Ltd.	9,500	109,603
SP Ausnet	38,979	37,476
Stockland	60,079	196,022

	Shares	Value
Common Stocks (Cont.)
Australia (Cont.)
Suncorp Group Ltd.	32,305	$276,888
Sydney Airport	9,385	25,533
Tabcorp Holding Ltd.	17,309	48,331
Tatts Group Ltd.	30,108	75,139
Telstra Corp. Ltd.	107,959	367,700
Toll Holdings Ltd.	16,834	72,659
Transurban Group	32,703	187,981
Wesfarmers Ltd.	24,918	751,841
Westfield Group	54,252	433,369
Westfield Retail Trust	72,191	183,856
Westpac Banking Corp.	75,025	1,534,712
Woodside Petroleum Ltd.	15,546	486,872
Woolworths Ltd.	30,135	773,634
WorleyParsons Ltd.	4,831	126,839

		20,223,321

Austria (0.24%)
Erste Group Bank AG	4,648	81,723
Immoeast Interim Shares (a) (b)	11,178	0
Immofinanz AG (a)	24,135	72,469
Immofinanz AG Interim Shares (a) (b)	9,273	0
Oesterreichische Elektrizitaetswirtschafts AG (Verbund) Class A	1,708	45,836
OMV AG	4,028	122,198
Raiffeisen Bank International AG	1,232	31,994
Telekom Austria AG	8,376	100,146
Vienna Insurance Group AG Wiener Versicherung Gruppe	960	38,045
VoestAlpine AG	2,771	77,717

		570,128

Belgium (0.94%)
Ageas	54,576	84,762
Anheuser-Busch InBev NV	19,839	1,214,633
Bekaert NV	980	31,436
Belgacom SA	3,718	116,643
Colruyt SA	1,901	71,966
Delhaize Group	2,557	143,644
Groupe Bruxelles Lambert SA	2,042	136,134
KBC GROEP NV	3,936	49,571
Mobistar SA	634	33,224
Solvay SA	1,470	121,116
UCB SA	2,537	106,747
Umicore SA	2,922	120,526

		2,230,402

Denmark (1.04%)
A P Moller-Maersk A/S Class A	14	87,364
A P Moller-Maersk A/S Class B	33	217,882
Carlsberg A/S Class B	2,633	185,671
Coloplast A/S Class B	574	82,553
Danske Bank A/S (a)	15,925	202,275
DSV A/S	4,999	89,652
Novo Nordisk A/S Class B	10,539	1,211,105

64	See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST INTERNATIONAL EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2011

	Shares	Value
Common Stocks (Cont.)
Denmark (Cont.)
Novozymes A/S B Shares	5,660	$174,728
Tdc A/S	8,578	68,794
Tryg A/S	621	34,492
Vestas Wind Systems A/S (a)	5,136	55,444
William Demant Holding A/S (a)	588	48,897

		2,458,857

Finland (0.83%)
Elisa OYJ	3,370	70,353
Fortum OYJ	11,009	234,956
Kesko OYJ	1,687	56,681
Kone Corp. OYJ Class B	3,861	200,384
Metso OYJ	3,222	119,473
Neste Oil OYJ	3,247	32,800
Nokia OYJ	92,933	453,691
Nokian Renkaat OYJ	2,726	87,780
Orion OYJ Class B	2,451	47,742
Pohjola Bank PLC	3,269	31,774
Sampo OYJ A Shares	10,433	258,851
Sanoma OYJ	2,121	24,335
Stora Enso OYJ R Shares	14,302	85,666
UPM-Kymmene OYJ	13,109	144,383
Wartsila OYJ Class B	4,038	116,648

		1,965,517

France (8.79%)
Accor SA	3,604	91,354
Aeroports de Paris (ADP)	814	55,837
Air Liquide SA	7,021	868,620
Alcatel-Lucent (a)	58,442	91,296
Alstom SA	5,082	154,108
Arkema	1,320	93,450
AtoS	1,125	49,374
AXA SA	42,918	557,966
BNP Paribas SA	23,850	936,840
Bouygues SA	4,596	144,813
Bureau Veritas SA	1,306	95,163
Cap Gemini SA	3,734	116,688
Carrefour SA	14,395	328,180
Casino Guichard Perrachon SA	1,331	112,110
Christian Dior SA	1,370	162,434
Cie Generale des Etablissements Michelin Class B	4,422	261,406
CNP Assurances	3,536	43,833
Compagnie de Saint-Gobain	9,893	379,831
Compagnie Generale de Geophysique-Veritas (a)	3,660	85,883
Credit Agricole SA	23,821	134,420
DANONE SA	14,481	910,301
Dassault Systemes SA	1,493	119,668
Edenred	3,776	92,952
Eiffage SA	1,005	24,330
Electricite de France	6,025	146,600
Essilor International SA	5,004	353,289
Eurazeo	784	27,899

	Shares	Value
Common Stocks (Cont.)
France (Cont.)
European Aeronautic Defence and Space Co. NV	10,094	$315,500
Eutelsat Communications	2,443	95,330
Fonciere des Regions	674	43,267
France Telecom SA	46,048	723,216
GDF Suez	30,770	841,085
Gecina SA	482	40,549
Groupe Eurotunnel SA	12,548	85,424
ICADE	551	43,351
Iliad SA	446	55,039
Imerys SA	864	39,798
JC Decaux SA (a)	1,551	35,721
Klepierre	2,449	69,858
Lafarge SA	4,981	175,091
Lagardere SCA	2,975	78,548
Legrand SA	5,519	177,503
L’Oreal SA	5,973	623,856
LVMH Moet Hennessy Louis Vuitton SA	6,309	893,298
Natixis	21,249	53,463
Neopost SA	794	53,499
Pernod Ricard SA	4,950	459,093
Peugeot SA	3,863	60,546
PPR SA	1,915	274,245
Publicis Groupe	3,546	163,131
Renault SA	4,846	168,088
Safran SA	4,206	126,319
Sanofi	28,380	2,084,474
Schneider Electric SA	12,154	639,909
SCOR SE	4,104	95,928
SES FDR	7,402	177,662
Societe BIC SA	703	62,325
Societe Generale	16,305	363,073
Societe Television Francaise 1	2,952	28,815
Sodexo	2,398	172,157
STMicroelectronics NV	15,749	93,579
Suez Environnement Co.	6,744	77,692
Technip SA	2,491	234,125
Thales SA	2,480	78,318
Total SA	52,570	2,687,530
Unibail-Rodamco SE	2,277	409,343
Vallourec SA	2,762	179,308
Veolia Environnement	8,754	95,953
Vinci SA	11,161	487,668
Vivendi	30,638	670,933
Wendel	766	51,057

		20,823,312

Germany (7.30%)
Adidas AG	5,248	341,377
Allianz SE Reg.	11,269	1,077,971
Axel Springer AG	996	42,804
BASF SE	22,755	1,587,097
Bayer AG	20,550	1,313,884
Bayerische Motoren Werke (BMW) AG	8,247	552,470
Beiersdorf AG	2,541	144,110

See accompanying notes to financial statements.	65

STATE FARM VARIABLE PRODUCT TRUST INTERNATIONAL EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2011

	Shares	Value
Common Stocks (Cont.)
Germany (Cont.)
Brenntag AG	782	$72,821
Celesio AG	1,992	31,557
Commerzbank AG (a)	89,233	150,483
Continental AG (a)	1,928	120,012
Daimler AG Registered Shares	22,518	988,562
Deutsche Bank AG Reg.	23,113	880,519
Deutsche Boerse AG New (a)	4,849	254,233
Deutsche Lufthansa AG Reg.	5,802	68,972
Deutsche Post AG	21,014	323,105
Deutsche Telekom AG	69,925	802,287
E.On AG	44,586	961,950
Fraport AG	916	45,050
Fresenius Medical Care AG & Co. KGaA	5,176	351,700
Fresenius SE & Co. KGaA	2,774	256,631
GEA Group AG	4,266	120,640
Hannover Rueckversicherung AG Reg.	1,534	76,090
HeidelbergCement AG	3,472	147,346
Henkel AG & Co. KGaA	3,283	158,914
Hochtief AG	1,066	61,664
Infineon Technologies AG	27,313	205,595
K+S AG Reg.	4,203	189,956
Kabel Deutschland Holding AG (a)	2,230	113,181
Lanxess AG	2,098	108,614
Linde AG	4,202	625,149
MAN AG	1,577	140,221
Merck KGaA	1,628	162,305
Metro AG	3,295	120,258
Muenchener Rueckversicherungs Gesellschaft AG Reg.	4,448	545,632
QIAGEN NV (a)	5,683	78,333
RWE AG	12,133	426,340
Salzgitter AG	1,012	50,597
SAP AG	22,762	1,203,430
Siemens AG Reg.	20,397	1,951,929
Suedzucker AG	1,615	51,524
ThyssenKrupp AG	9,562	219,358
United Internet AG Reg.	2,768	49,438
Volkswagen AG	760	101,953
Wacker Chemie AG	394	31,692

		17,307,754

Greece (0.08%)
Coca-Cola Hellenic Bottling Co. SA (a)	4,646	78,471
Hellenic Telecommunications Organization SA	6,229	22,493
National Bank of Greece SA (a)	24,210	51,074
OPAP SA	5,630	49,768

		201,806

Hong Kong (2.77%)
AIA Group Ltd.	208,954	652,426
ASM Pacific Technology Ltd.	4,500	50,495
Bank of East Asia Ltd.	38,425	145,456
BOC Hong Kong Holdings Ltd.	91,000	215,590

	Shares	Value
Common Stocks (Cont.)
Hong Kong (Cont.)
Cathay Pacific Airways Ltd.	29,000	$49,736
Cheung Kong Holdings Ltd.	34,000	404,501
Cheung Kong Infrastructure Holdings Ltd.	12,000	70,301
CLP Holdings Ltd.	47,783	406,364
First Pacific Company Ltd.	52,000	54,232
Foxconn International Holdings Ltd. (a)	53,000	34,189
Galaxy Entertainment Group Ltd. (a)	28,000	51,194
Hang Lung Group Ltd.	21,000	115,050
Hang Lung Properties Ltd.	60,000	170,731
Hang Seng Bank Ltd.	19,274	228,684
Henderson Land Development Co. Ltd.	22,926	113,942
Hong Kong & China Gas Co. Ltd.	116,861	270,839
Hong Kong Exchanges & Clearing Ltd.	25,400	405,858
Hopewell Holdings Ltd.	14,500	37,078
Hutchison Whampoa Ltd.	52,210	437,291
Hysan Development Co. Ltd.	16,000	52,533
Kerry Properties Ltd.	18,000	59,563
Li & Fung Ltd.	142,000	262,550
Lifestyle International Holdings Ltd.	14,000	30,860
Link REIT, The	55,500	204,376
MTR Corp.	36,500	118,195
New World Development Co. Ltd.	89,700	72,300
NWS Holdings Ltd.	34,500	50,818
Orient Overseas International Ltd.	5,100	29,779
PCCW Ltd.	101,000	34,722
Power Assets Holdings Ltd.	34,000	251,500
Sands China Ltd. (a)	60,800	171,833
Shangri-La Asia Ltd.	34,960	60,318
Sino Land Co. Ltd.	72,600	103,386
SJM Holdings Ltd.	40,000	64,893
Sun Hung Kai Properties Ltd.	35,000	438,705
Swire Pacific Ltd. Class A	18,000	217,277
Wharf Holdings Ltd.	37,953	171,523
Wheelock and Co. Ltd.	22,000	54,500
Wing Hang Bank Ltd.	4,500	36,879
Wynn Macau Ltd.	39,200	98,320
Yue Yuen Industrial Holdings Ltd.	18,500	58,478

		6,557,265

Ireland (0.29%)
CRH PLC (Dublin)	17,850	354,852
Elan Corp. PLC (a)	12,110	168,019
Kerry Group PLC Class A	3,471	127,066
Ryanair Holdings PLC (a)	10,018	47,027

		696,964

Israel (0.64%)
Bank Hapoalim B.M.	25,304	82,465
Bank Leumi Le-Israel	30,149	86,310
Bezeq The Israeli Telecommunication Corporation Ltd.	43,805	80,254
Cellcom Israel Ltd.	1,158	19,365
Delek Group Ltd.	101	19,007
Elbit Systems Ltd.	535	21,970

66	See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST INTERNATIONAL EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2011

	Shares	Value
Common Stocks (Cont.)
Israel (Cont.)
Israel Chemicals Ltd.	11,310	$117,225
Israel Corporation Ltd., The	58	36,221
Israel Discount Bank Class A (a)	19,287	25,810
Mizrahi Tefahot Bank Ltd.	2,895	22,888
NICE Systems Ltd. (a)	1,480	50,330
Partner Communications Company Ltd.	2,039	18,009
Teva Pharmaceutical Industries Ltd.	23,283	937,186

		1,517,040

Italy (2.25%)
A2A SpA	25,263	23,753
Assicurazioni Generali SpA	29,074	437,626
Atlantia SpA	7,881	126,174
Autogrill SpA	2,603	25,402
Banca Carige SpA	15,801	30,267
Banca Monte Dei Paschi di Siena SpA	118,490	38,630
Banco Popolare Societa Cooperativa	41,594	53,833
Enel Green Power SpA	41,261	86,191
Enel SpA	163,603	665,721
Eni SpA	59,792	1,238,947
EXOR SpA	1,697	34,153
Fiat Industrial SpA (a)	18,877	161,859
Fiat SpA	19,472	89,466
Finmeccanica SpA	10,285	38,044
Intesa Sanpaolo	250,937	420,259
Intesa Sanpaolo RSP	23,945	29,860
Luxottica Group SpA	2,830	79,481
Mediaset SpA	17,616	48,745
Mediobanca SpA	12,206	70,236
Pirelli & Co. SpA	5,997	50,489
Prysmian SpA	4,884	60,651
Saipem SpA	6,534	277,800
Snam Rete Gas SpA	38,911	171,528
Telecom Italia RNC SpA	151,926	136,068
Telecom Italia SpA	232,036	249,560
Tenaris SA	11,627	214,889
Terna - Rete Elettrica Nationale SpA	30,335	102,236
UBI Banca - Unione di Banche Italiane ScpA	20,407	83,620
UniCredit SpA	33,691	279,941

		5,325,429

Japan (21.38%)
ABC-Mart Inc.	600	22,817
Advantest Corp.	3,480	33,141
Aeon Co. Ltd.	14,700	201,870
Aeon Credit Service Co. Ltd.	2,100	33,177
Aeon Mall Co. Ltd.	1,900	40,335
Air Water Inc.	4,000	50,929
Aisin Seiki Co. Ltd.	4,700	133,972
Ajinomoto Co. Inc.	16,000	192,075
Alfresa Holdings Corp.	1,000	42,159
All Nippon Airways Co. Ltd.	20,000	55,866
Amada Co. Ltd.	9,000	57,061

	Shares	Value
Common Stocks (Cont.)
Japan (Cont.)
Aozora Bank Ltd.	12,000	$33,052
Asahi Glass Co. Ltd.	25,000	209,822
Asahi Group Holdings Ltd.	9,500	208,588
Asahi Kasei Corp.	31,000	186,878
ASICS Corp.	4,000	45,108
Astellas Pharma Inc.	10,951	445,325
Bank of Kyoto Ltd., The	8,000	68,910
Bank of Yokohama Ltd., The	31,000	146,603
Benesse Holdings Inc.	1,700	82,272
Bridgestone Corp.	16,100	365,006
Brother Industries Ltd.	5,600	68,754
Canon Inc.	28,000	1,240,483
Casio Computer Co. Ltd.	5,900	35,797
Central Japan Railway Co.	37	312,459
Chiba Bank Ltd., The	19,000	122,437
Chiyoda Corp.	4,000	40,691
Chubu Electric Power Co. Inc.	16,700	311,783
Chugai Pharmaceutical Co. Ltd.	5,600	92,327
Chugoku Bank Ltd., The	5,000	69,702
Chugoku Electric Power Company Inc., The	7,300	127,942
Citizen Holdings Co. Ltd.	5,900	34,264
Coca-Cola West Co. Ltd.	1,400	24,282
Cosmo Oil Co. Ltd.	15,000	41,899
Credit Saison Co. Ltd.	3,800	76,178
Dai Nippon Printing Co. Ltd.	14,000	134,598
Daicel Chemical Industries Ltd.	7,000	42,653
Daido Steel Co. Ltd.	7,000	43,926
Daihatsu Motor Co. Ltd.	5,000	89,256
Dai-ichi Life Insurance Company Ltd.	220	216,370
Daiichi Sankyo Co. Ltd.	16,713	331,350
Daikin Industries Ltd.	5,900	161,585
Dainippon Sumitomo Pharma Co. Ltd.	3,700	42,158
Daito Trust Construction Co. Ltd.	1,800	154,346
Daiwa House Industry Co. Ltd.	12,000	143,121
Daiwa Securities Group Inc.	42,000	130,960
DeNA Co. Ltd.	2,500	74,997
Denki Kagaku Kogyo KK	13,000	48,136
Denso Corp.	12,000	331,454
Dentsu Inc.	4,500	137,333
East Japan Railway Co.	8,400	534,754
Eisai Co. Ltd.	6,200	256,554
Electric Power Development Co. Ltd.	2,980	79,252
Elpida Memory Inc. (a)	6,400	29,767
FamilyMart Co. Ltd.	1,500	60,608
Fanuc Corp.	4,800	734,624
Fast Retailing Co. Ltd.	1,300	236,456
Fuji Electric Co. Ltd.	13,000	35,637
Fuji Heavy Industries Ltd.	15,000	90,620
FUJIFILM Holdings Corp.	11,400	270,004
Fujitsu Ltd.	46,000	239,054
Fukuoka Financial Group Inc.	18,000	75,536
Furukawa Electric Co. Ltd.	15,000	34,494
Gree Inc.	2,300	79,246
GS Yuasa Corp.	9,000	48,408
Gunma Bank Ltd.	10,000	54,956

See accompanying notes to financial statements.	67

STATE FARM VARIABLE PRODUCT TRUST INTERNATIONAL EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2011

	Shares	Value
Common Stocks (Cont.)
Japan (Cont.)
Hachijuni Bank Ltd., The	10,000	$57,035
Hakuhodo DY Holdings Inc.	590	33,881
Hamamatsu Photonics K.K.	1,700	59,479
Hino Motors Ltd.	6,000	36,404
Hirose Electric Co. Ltd.	800	70,157
Hiroshima Bank Ltd., The	13,000	60,465
Hisamitsu Pharmaceutical Co. Inc.	1,500	63,531
Hitachi Chemical Co. Ltd.	2,500	44,043
Hitachi Construction Machinery Co. Ltd.	2,400	40,411
Hitachi High-Technologies Corp.	1,400	30,375
Hitachi Ltd.	112,000	587,865
Hitachi Metals Ltd.	4,000	43,497
Hokkaido Electric Power Co. Inc.	4,400	62,653
Hokuhoku Financial Group Inc.	32,000	62,362
Hokuriku Electric Power Co.	4,100	76,545
Honda Motor Co. Ltd.	40,300	1,229,367
Hoya Corp.	10,800	232,641
Ibiden Co. Ltd.	3,000	59,322
Idemitsu Kosan Co. Ltd.	500	51,579
IHI Corp.	33,000	80,174
INPEX Corp.	54	340,262
Isetan Mitsukoshi Holdings Ltd.	9,080	95,200
Isuzu Motors Ltd.	30,000	138,755
Itochu Corp.	37,100	376,929
Itochu Techno-Solutions Corp.	600	26,933
Iyo Bank Ltd., The	6,000	59,244
J. Front Retailing Co. Ltd.	11,400	55,097
Japan Petroleum Exploration Co.	700	27,374
Japan Prime Realty Investment Corp.	16	37,687
Japan Real Estate Investment Corp.	12	93,543
Japan Retail Fund Investment Corp.	46	68,130
Japan Steel Works Ltd., The	8,000	55,606
Japan Tobacco Inc.	111	522,048
JFE Holdings Inc.	11,300	204,654
JGC Corp.	5,000	120,047
Joyo Bank Ltd., The	16,000	70,677
JS Group Corp.	6,500	124,562
JSR Corp.	4,500	83,019
JTEKT Corp.	5,100	50,158
Jupiter Telecommunications Co. Ltd.	41	41,549
JX Holdings Inc.	55,700	336,501
Kajima Corp.	20,000	61,323
Kamigumi Co. Ltd.	6,000	51,760
Kaneka Corp.	7,000	37,287
Kansai Electric Power Company Inc., The	18,500	283,857
Kansai Paint Co. Ltd.	5,000	44,628
Kao Corp.	13,000	355,190
Kawasaki Heavy Industries Ltd.	36,000	89,801
Kawasaki Kisen Kaisha Ltd.	16,000	28,894
KDDI Corp.	72	463,038
Keikyu Corp.	12,000	107,730
Keio Corp.	14,000	98,766
Keisei Electric Railway Co. Ltd.	7,000	51,475
Keyence Corp.	1,064	256,565
Kikkoman Corp.	4,000	45,940

	Shares	Value
Common Stocks (Cont.)
Japan (Cont.)
Kinden Corp.	3,000	$25,335
Kintetsu Corp.	39,000	152,514
Kirin Holdings Co. Ltd.	20,000	243,212
Kobe Steel Ltd.	63,000	97,402
Koito Manufacturing Company Ltd.	2,000	28,063
Komatsu Ltd.	23,600	551,597
Konami Corp.	2,400	71,872
Konica Minolta Holdings Inc.	12,000	89,489
Kubota Corp.	28,000	234,637
Kuraray Co. Ltd.	8,700	123,769
Kurita Water Industries Ltd.	2,800	72,756
Kyocera Corp.	3,800	305,600
Kyowa Hakko Kirin Co. Ltd.	6,000	73,431
Kyushu Electric Power Co. Inc.	10,000	143,173
Lawson Inc.	1,500	93,640
Mabuchi Motor Co. Ltd.	600	24,984
Makita Corp.	2,700	87,381
Marubeni Corp.	41,000	249,825
Marui Group Co. Ltd.	5,600	43,653
Maruichi Steel Tube Ltd.	1,100	24,538
Mazda Motor Corp. (a)	38,000	67,143
McDonald’s Holdings Company Ltd. (Japan)	1,600	43,175
MEDIPAL HOLDINGS CORP.	3,300	34,471
MEIJI Holdings Company Ltd.	1,719	71,355
Miraca Holdings Inc.	1,400	55,749
Mitsubishi Chemical Holdings Corp.	32,500	179,031
Mitsubishi Corp.	34,800	703,053
Mitsubishi Electric Corp.	48,000	460,231
Mitsubishi Estate Co. Ltd.	31,000	463,167
Mitsubishi Gas Chemical Co. Inc.	9,000	49,929
Mitsubishi Heavy Industries Ltd.	74,000	315,344
Mitsubishi Logistics Corp.	3,000	33,325
Mitsubishi Materials Corp.	28,000	76,030
Mitsubishi Motors Corp. (a)	99,000	117,046
Mitsubishi Tanabe Pharma Corp.	5,500	87,034
Mitsubishi UFJ Financial Group Inc.	316,660	1,345,301
Mitsubishi UFJ Lease & Finance Co. Ltd.	1,420	56,269
Mitsui & Co. Ltd.	42,900	667,160
Mitsui Chemicals Inc.	20,000	61,063
Mitsui Fudosan Co. Ltd.	21,000	306,119
Mitsui OSK Lines Ltd.	29,000	112,278
Mitsui Sumitomo Insurance Group Holdings Inc.	14,000	259,374
Mizuho Financial Group Inc.	565,200	763,685
Murata Manufacturing Co. Ltd.	5,000	256,918
Nabtesco Corp.	2,400	43,747
Namco Bandai Holdings Inc.	4,900	69,773
NEC Corp. (a)	64,000	129,713
NGK Insulators Ltd.	6,000	71,249
NGK Spark Plug Co. Ltd.	4,000	49,630
NHK Spring Co. Ltd.	3,400	30,126
Nidec Corp.	2,700	234,676
Nikon Corp.	8,500	189,282
Nintendo Co. Ltd.	2,500	344,290
Nippon Building Fund Inc.	14	114,590

68	See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST INTERNATIONAL EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2011

	Shares	Value
Common Stocks (Cont.)
Japan (Cont.)
Nippon Electric Glass Co. Ltd.	10,000	$99,000
Nippon Express Co. Ltd.	20,000	77,952
Nippon Meat Packers Inc.	4,000	49,682
Nippon Paper Group Inc.	2,500	54,567
Nippon Sheet Glass Co. Ltd.	22,000	41,159
Nippon Steel Corp.	126,000	314,304
Nippon Telegraph & Telephone Corp.	11,800	603,261
Nippon Yusen Kabushiki Kaish	38,000	97,259
Nishi-Nippon City Bank Ltd., The	17,000	48,811
Nissan Motor Co. Ltd.	61,900	556,513
Nisshin Seifun Group Inc.	4,500	54,547
Nisshin Steel Co. Ltd.	18,000	27,595
Nissin Foods Holdings Co. Ltd.	1,400	54,840
Nitori Holdings Co. Ltd.	950	89,113
Nitto Denko Corp.	4,000	143,121
NKSJ Holdings Inc.	9,300	182,448
NOK Corp.	2,500	42,971
Nomura Holdings Inc.	89,800	271,838
Nomura Real Estate Holdings Inc.	2,400	35,733
Nomura Real Estate Office Fund Inc.	7	35,965
Nomura Research Institute Ltd.	2,500	56,516
NSK Ltd.	11,000	71,456
NTN Corp.	12,000	48,331
NTT Data Corp.	32	102,190
NTT DoCoMo Inc.	378	694,907
NTT Urban Development Corp.	29	19,780
Obayashi Corp.	16,000	71,093
Odakyu Electric Railway Co. Ltd.	16,000	154,658
Oji Paper Co. Ltd.	21,000	107,769
Olympus Corp.	5,300	69,684
Omron Corp.	5,100	102,504
Ono Pharmaceutical Co. Ltd.	2,000	112,252
Oracle Corp. Japan	900	29,782
Oriental Land Co. Ltd.	1,200	126,751
Orix Corp.	2,640	218,142
Osaka Gas Co. Ltd.	46,000	181,681
OTSUKA Corp.	400	27,543
Otsuka Holdings Co. Ltd.	6,300	177,124
Panasonic Corp.	55,000	467,325
Rakuten Inc.	182	195,785
Resona Holdings Inc.	46,200	203,479
Ricoh Co. Ltd.	16,000	139,483
RINNAI Corp.	800	57,269
Rohm Co. Ltd.	2,400	111,940
Sankyo Co. Ltd.	1,400	70,846
Sanrio Co. Ltd.	1,100	56,522
Santen Pharmaceutical Co. Ltd.	1,800	74,133
SBI Holdings Inc.	545	39,935
Secom Co. Ltd.	5,100	235,222
Sega Sammy Holdings Inc.	5,268	113,819
Seiko Epson Corp.	3,200	42,531
Sekisui Chemical Co. Ltd.	11,000	90,750
Sekisui House Ltd.	14,000	124,230
Seven & I Holdings Co. Ltd.	18,740	522,246
Seven Bank Ltd.	15,000	29,427
Sharp Corp.	25,000	218,592

	Shares	Value
Common Stocks (Cont.)
Japan (Cont.)
Shikoku Electric Power Co. Inc.	4,500	$128,972
Shimadzu Corp.	6,000	50,825
Shimamura Co. Ltd.	500	51,124
Shimano Inc.	1,700	82,604
Shimizu Corp.	14,000	58,750
Shin-Etsu Chemical Co. Ltd.	10,100	497,324
Shinsei Bank Ltd.	29,000	30,142
Shionogi & Co. Ltd.	7,500	96,369
Shiseido Co. Ltd.	8,600	158,101
Shizuoka Bank Ltd., The	14,000	147,512
Showa Denko K.K.	36,000	72,963
Showa Shell Sekiyu K.K.	4,300	28,994
SMC Corp.	1,400	225,906
Softbank Corp.	21,900	645,021
Sojitz Corp.	33,000	51,020
Sony Corp.	24,800	445,285
Sony Financial Holdings Inc.	4,200	61,879
Square Enix Holdings Co. Ltd.	1,700	33,373
Stanley Electric Co. Ltd.	3,500	51,429
SUMCO Corp. (a)	2,900	21,438
Sumitomo Chemical Co. Ltd.	38,000	138,729
Sumitomo Corp.	27,900	377,703
Sumitomo Electric Industries Ltd.	18,600	202,505
Sumitomo Heavy Industries Ltd.	14,000	81,668
Sumitomo Metal Industries Ltd.	85,000	154,606
Sumitomo Metal Mining Co. Ltd.	13,000	167,039
Sumitomo Mitsui Financial Group Inc.	33,300	927,572
Sumitomo Mitsui Trust Holdings Inc.	78,000	229,024
Sumitomo Realty & Development Co. Ltd.	9,000	157,620
Sumitomo Rubber Industries Ltd.	4,300	51,620
Suruga Bank Ltd.	5,000	44,758
Suzuken Co. Ltd.	1,640	45,469
Suzuki Motor Corp.	8,400	173,740
Sysmex Corp.	1,800	58,651
T&D Holdings Inc.	14,000	130,414
Taisei Corp.	26,000	65,870
Taisho Pharmaceutical Holdings Co. Ltd. (a)	900	69,456
Taiyo Nippon Sanso Corp.	7,000	48,837
Takashimaya Co. Ltd.	7,000	50,656
Takeda Pharmaceutical Co. Ltd.	19,500	856,308
TDK Corp.	3,100	137,339
Teijin Ltd.	23,000	70,820
Terumo Corp.	4,100	193,095
THK Co. Ltd.	2,900	57,156
Tobu Railway Co. Ltd.	25,000	127,647
Toho Co. Ltd.	2,700	48,128
Toho Gas Co. Ltd.	10,000	63,661
Tohoku Electric Power Co. Inc.	10,800	103,692
Tokio Marine Holdings Inc.	18,000	398,727
Tokyo Electric Power Company Inc., The (a)	36,200	86,067
Tokyo Electron Ltd.	4,300	218,715
Tokyo Gas Co. Ltd.	61,000	280,551
Tokyu Corp.	28,000	137,872

See accompanying notes to financial statements.	69

STATE FARM VARIABLE PRODUCT TRUST INTERNATIONAL EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2011

	Shares	Value
Common Stocks (Cont.)
Japan (Cont.)
Tokyu Land Corp.	10,000	$37,807
TonenGeneral Sekiyu KK	7,000	76,484
Toppan Printing Co. Ltd.	14,000	102,949
Toray Industries Inc.	36,000	257,711
Toshiba Corp.	100,000	409,250
Tosoh Corp.	12,000	32,116
Toto Ltd.	7,000	54,021
Toyo Seikan Kaisha Ltd.	3,800	51,838
Toyo Suisan Kaisha Ltd.	2,000	48,460
Toyoda Gosei Co. Ltd.	1,600	25,506
Toyota Boshoku Corp.	1,700	17,735
Toyota Industries Corp.	4,400	119,761
Toyota Motor Corp.	68,400	2,279,408
Toyota Tsusho Corp.	5,200	91,948
Trend Micro Inc. (a)	2,700	80,716
Tsumura & Co.	1,500	44,238
UBE Industries Ltd.	23,000	63,051
Unicharm Corp.	2,900	142,984
Ushio Inc.	2,600	37,563
USS Co. Ltd.	520	47,021
West Japan Railway Co.	4,200	182,526
Yahoo Japan Corp.	373	120,133
Yakult Honsha Co. Ltd.	2,400	75,614
Yamada Denki Co. Ltd.	2,000	136,157
Yamaguchi Financial Group Inc.	5,000	47,746
Yamaha Corp.	4,200	38,524
Yamaha Motor Co. Ltd.	6,700	84,784
Yamato Holdings Co. Ltd.	9,700	163,452
Yamato Kogyo Co. Ltd.	900	25,841
Yamazaki Baking Co. Ltd.	3,000	39,405
Yaskawa Electric Corp.	5,000	42,549
Yokogawa Electric Corp. (a)	5,400	48,759

		50,647,568

Netherlands (2.62%)
Aegon NV (a)	41,827	167,871
Akzo Nobel NV	5,732	277,161
ArcelorMittal	21,425	391,815
ASML Holding NV	10,733	451,116
Corio NV	1,491	64,848
Delta Lloyd NV	2,236	37,621
Fugro NV	1,643	95,467
Heineken Holding NV	2,905	118,885
Heineken NV	6,432	297,772
ING Groep NV (a)	95,333	686,019
Koninklijke Ahold NV	28,955	389,928
Koninklijke Boskalis Westminster NV CVA	1,782	65,477
Koninklijke DSM NV	3,877	179,888
Koninklijke KPN NV	35,447	424,136
Koninklijke Philips Electronics NV	24,952	525,749
Koninklijke Vopak NV	1,674	88,450
Randstad Holding NV	2,870	84,913
Reed Elsevier NV	17,334	202,068
SBM Offshore NV	4,013	82,686
Tnt Express Nv	8,837	66,039

	Shares	Value
Common Stocks (Cont.)
Netherlands (Cont.)
Unilever NV CVA	40,351	$1,387,600
Wolters Kluwer - CVA	7,321	126,541

		6,212,050

New Zealand (0.11%)
Auckland International Airport Ltd.	22,515	44,165
Contact Energy Ltd. (a)	8,682	35,615
Fletcher Building Ltd.	16,252	77,674
Sky City Entertainment Group Ltd.	12,916	34,585
Telecom Corp. of New Zealand Ltd.	47,339	76,277

		268,316

Norway (0.92%)
Aker Solutions ASA	3,887	40,912
DnB NOR ASA	24,122	236,144
Gjensidige Forsikring Asa	4,494	52,072
Norsk Hydro ASA	22,479	104,261
Orkla ASA	19,359	144,524
Seadrill Ltd.	8,140	272,202
Statoil ASA	27,828	714,213
Subsea 7 SA (a)	7,088	131,548
Telenor ASA	17,966	294,685
Yara International ASA	4,687	188,079

		2,178,640

Portugal (0.22%)
Banco Espirito Santo SA Reg.	13,236	23,126
CIMPOR-Cimentos de Portugal SGPS SA	5,105	35,130
EDP Renovaveis SA (a)	5,727	35,045
Energias de Portugal SA	48,117	148,901
Galp Energia SGPS SA B Shares	5,833	85,912
Jeronimo Martins SGPS SA (a)	5,577	92,319
Portugal Telecom SGPS SA	16,229	93,470

		513,903

Singapore (1.64%)
Ascendas Real Estate Investment Trust	42,000	59,258
Capitaland Ltd.	62,692	106,819
Capitamall Trust	49,000	64,226
CapitaMalls Asia Ltd.	34,000	29,621
City Developments Ltd.	12,031	82,553
Comfortdelgro Corp. Ltd.	47,000	51,274
Cosco Corp. Singapore Ltd.	22,000	14,841
DBS Group Holdings Ltd.	43,667	387,837
Fraser and Neave Ltd.	23,500	112,332
Genting Singapore PLC (a)	154,400	179,749
Global Logistic Properties Ltd. (a)	44,000	59,535
Golden Agri-Resources Ltd.	166,702	91,895
Hutchison Port Holdings Trust	130,000	80,600
Jardine Cycle & Carriage Ltd.	3,015	111,855
Keppel Corp. Ltd.	35,202	252,402
Keppel Land Ltd.	18,000	30,808
Neptune Orient Lines Ltd.	22,750	19,732

70	See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST INTERNATIONAL EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2011

	Shares	Value
Common Stocks (Cont.)
Singapore (Cont.)
Noble Group Ltd.	90,654	$78,978
Olam International Ltd.	35,900	58,955
Oversea-Chinese Banking Corporation Ltd.	63,000	380,317
Sembcorp Industries Ltd.	25,200	78,686
Sembcorp Marine Ltd.	21,200	62,437
Singapore Airlines Ltd.	13,000	101,831
Singapore Exchange Ltd.	21,000	99,248
Singapore Press Holdings Ltd.	37,200	105,831
Singapore Technologies Engineering Ltd.	36,381	75,452
Singapore Telecommunications Ltd.	197,150	469,676
StarHub Ltd.	15,000	33,653
United Overseas Bank Ltd.	30,616	360,438
UOL Group Ltd.	10,461	32,261
Wilmar International Ltd.	48,000	185,035
Yangzijiang Shipbuilding Holdings Ltd.	48,000	33,676

		3,891,811

Spain (3.24%)
Abertis Infraestructuras SA	9,653	154,169
Acciona SA	637	55,015
Acerinox SA	2,419	31,026
ACS Actividades de Construccion y Servicios SA	3,570	105,809
Amadeus IT Holding SA A Shares	7,713	125,131
Banco Bilbao Vizcaya Argentaria SA	113,443	980,782
Banco de Sabadell SA	26,091	99,076
Banco Popular Espanol SA	22,877	104,222
Banco Santander SA (Madrid)	209,177	1,589,170
Bankia Sa (a)	21,509	100,078
Bankinter SA	5,639	34,667
CaixaBank	18,523	90,979
Distribuidora Internacional de Alimentacion SA (a)	14,395	65,114
Enagas SA	4,514	83,486
Ferrovial SA	9,289	112,108
Fomento de Construcciones y Contratas SA	1,284	33,303
Gas Natural SDG SA	8,551	146,806
Grifols SA (a)	3,546	59,662
Iberdrola SA	94,818	593,834
Indra Sistemas SA	2,184	27,806
Industria de Diseno Textil SA	5,392	441,606
International Consolidated Airlines Group SA (a)	23,616	53,183
Mapfre SA	19,111	60,723
Red Electrica Corporacion SA	2,728	116,743
Repsol YPF SA	19,531	599,973
Telefonica SA	101,836	1,764,160
Zardoya Otis SA	3,700	50,760

		7,679,391

Sweden (3.07%)
Alfa Laval AB	8,487	160,810
Assa Abloy AB Class B	7,841	196,650

	Shares	Value
Common Stocks (Cont.)
Sweden (Cont.)
Atlas Copco AB Class A	16,609	$357,180
Atlas Copco AB Class B	9,838	186,981
Boliden AB	6,896	100,704
Electrolux AB Series B	5,897	93,998
Getinge AB B Shares	5,002	126,757
Hennes & Mauritz AB (H&M) B Shares	25,336	814,707
Hexagon AB B Shares	6,408	95,812
Holmen AB Class B	1,331	38,236
Husqvarna AB B Shares	10,537	48,551
Industrivarden AB C Shares	2,968	35,407
Investor AB B Shares	11,483	214,241
Kinnevik Investment AB B Shares	5,200	101,324
Lundin Petroleum AB (a)	5,481	134,754
Millicom International Cellular SA SDR	1,877	188,054
Modern Times Group B Shares	1,183	56,520
Nordea Bank AB	65,238	504,780
Ratos AB B Shares	4,836	56,743
Sandvik AB	25,178	308,961
Scania AB Class B	8,093	119,948
Securitas AB Class B	7,894	68,134
Skandinaviska Enskilda Banken AB Class A	35,561	207,153
Skanska AB Class B	10,108	167,437
SKF AB B Shares	9,811	207,566
SSAB Svenskt Stal AB Series A	4,020	35,427
Svenska Cellulosa AB B Shares	14,105	209,053
Svenska Handelsbanken AB A Shares	12,215	321,258
Swedbank AB - A Shares	19,786	256,308
Swedish Match AB	5,330	189,205
Tele2 AB Class B	8,000	155,651
Telefonaktiebolaget LM Ericsson B Shares	74,862	765,802
TeliaSonera AB	54,068	367,443
Volvo AB B Shares	34,259	374,845

		7,266,400

Switzerland (8.52%)
ABB Ltd. Reg. (a)	54,273	1,021,555
Actelion Ltd. Reg. (a)	2,571	88,273
Adecco SA Reg. (a)	3,202	134,141
Aryzta AG	2,151	103,966
Baloise Holding AG Reg.	1,180	80,903
Barry Callebaut AG Reg. (a)	44	43,354
Compagnie Financiere Richemont SA Class A	13,021	658,605
Credit Suisse Group AG Reg. (a)	28,032	658,646
GAM Holding AG (a)	5,209	56,565
Geberit AG Reg. (a)	948	182,676
Givaudan SA Reg. (a)	204	194,379
Holcim Ltd. Reg. (a)	6,129	327,885
Julius Baer Group Ltd. (a)	5,231	204,607
Kuehne & Nagel International AG Reg.	1,363	153,089
Lindt & Spruengli AG	22	65,440
Lindt & Spruengli AG Reg.	3	100,256

See accompanying notes to financial statements.	71

STATE FARM VARIABLE PRODUCT TRUST INTERNATIONAL EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2011

	Shares	Value
Common Stocks (Cont.)
Switzerland (Cont.)
Lonza Group AG Reg. (a)	1,147	$67,772
Nestle SA Reg.	81,759	4,700,294
Novartis AG	57,880	3,309,013
Pargesa Holding SA	681	44,588
Partners Group Holding AG	326	56,884
Roche Holding AG	17,422	2,952,818
Schindler Holding AG (a)	1,226	142,792
Schindler Holding AG Reg.	543	63,070
SGS SA Reg	138	228,457
Sika AG	50	94,219
Sonova Holding AG Reg. (a)	1,163	121,649
Straumann Holding AG Reg.	197	33,997
Sulzer AG Reg.	564	60,285
Swatch Group AG Reg., The	1,093	72,843
Swatch Group AG, The	761	284,777
Swiss Life Holding AG Reg. (a)	777	71,471
Swiss Re Ag (a)	8,566	436,553
Swisscom AG	579	219,383
Syngenta AG Reg. (a)	2,341	685,377
Synthes Inc. (c)	1,589	266,440
Transocean Ltd. (a)	7,969	307,714
UBS AG Reg. (a)	90,522	1,077,436
Zurich Financial Services AG (a)	3,618	818,511

		20,190,683

United Kingdom (23.13%)
3i Group PLC	24,468	68,778
Admiral Group PLC	5,073	67,124
Aggreko Plc	6,561	205,517
AMEC PLC	8,246	116,215
Anglo American PLC	32,815	1,212,379
Antofagasta PLC	10,013	188,935
ARM Holdings PLC	33,246	305,656
Associated British Foods PLC	8,747	150,376
AstraZeneca PLC	33,305	1,538,749
Aviva PLC	70,734	330,428
Babcock International Group PLC	9,324	106,502
BAE Systems PLC	84,356	373,495
Balfour Beatty PLC	17,065	70,177
Barclays PLC	288,006	787,425
BG Group PLC	83,957	1,794,753
BHP Billiton PLC	52,343	1,526,195
BP PLC	469,146	3,355,128
British American Tobacco PLC	48,986	2,324,480
British Land Co. PLC	21,137	151,819
British Sky Broadcasting Group PLC	28,284	321,751
BT Group PLC	193,467	573,567
Bunzl PLC	7,962	109,306
Burberry Group PLC	10,958	201,661
Cairn Energy PLC (a)	35,275	145,337
Capita Group PLC	14,999	146,399
Capital Shopping Centres Group PLC	13,962	67,716
Carnival PLC	4,528	149,500
Centrica PLC	127,946	574,840
Cobham PLC	29,099	82,880
Compass Group PLC	46,827	444,333

	Shares	Value
Common Stocks (Cont.)
United Kingdom (Cont.)
Diageo PLC	62,014	$1,354,568
Essar Energy Ltd. PLC (a)	8,215	21,867
Eurasian Natural Resources Corp.	6,649	65,621
Experian PLC	24,814	337,384
Fresnillo PLC	4,520	107,189
G4S PLC	35,563	150,113
Gkn Plc	38,488	109,383
GlaxoSmithKline PLC	125,731	2,873,254
Glencore International Plc	19,960	121,512
Hammerson PLC	17,233	96,346
HSBC Holdings PLC	441,546	3,367,233
ICAP PLC	13,524	72,859
Imperial Tobacco Group PLC	25,252	954,918
Inmarsat PLC	11,000	69,135
InterContinental Hotels Group PLC	7,280	130,809
International Power PLC	38,650	202,399
Intertek Group PLC	4,020	127,046
Invensys PLC	20,825	68,240
Investec PLC	12,188	64,166
ITV PLC	93,147	98,584
J Sainsbury PLC	30,567	143,788
Johnson Matthey PLC	5,436	154,997
Kazakhmys PLC	5,398	77,711
Kingfisher PLC	59,546	231,835
Land Securities Group PLC	19,258	190,063
Legal & General Group PLC	148,146	236,513
Lloyds Banking Group PLC (a)	1,014,308	408,061
London Stock Exchange Group PLC	3,704	45,731
Lonmin PLC	3,966	60,360
Man Group PLC	44,885	87,621
Marks & Spencer Group PLC	40,026	193,319
Meggitt PLC	19,120	104,758
National Grid PLC	88,091	855,033
Next PLC	4,316	183,454
Old Mutual PLC	137,204	288,720
Pearson PLC	20,122	378,119
Petrofac Ltd.	6,369	142,530
Prudential PLC	63,320	627,875
Randgold Resources Ltd.	2,278	232,960
Reckitt Benckiser Group PLC	15,394	760,239
Reed Elsevier PLC	29,873	240,778
Resolution Ltd.	36,579	142,813
Rexam PLC	22,159	121,409
Rio Tinto PLC	34,667	1,682,433
Rolls-Royce Holdings PLC (a)	46,746	541,933
Royal Bank of Scotland Group PLC (a)	436,069	136,662
Royal Dutch Shell PLC Class A	89,627	3,300,212
Royal Dutch Shell PLC Class B	66,516	2,534,966
RSA Insurance Group PLC	86,965	142,080
SABMiller PLC	23,711	834,597
Sage Group PLC, The	33,245	151,894
Schroders PLC	2,872	58,607
SEGRO PLC	17,831	57,737
Serco Group PLC	11,902	87,613
Severn Trent PLC	5,910	137,306

72	See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST INTERNATIONAL EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2011

	Shares	Value
Common Stocks (Cont.)
United Kingdom (Cont.)
Shire PLC	13,901	$484,225
Smith & Nephew PLC	21,857	212,319
Smiths Group PLC	9,834	139,741
SSE PLC	23,273	466,606
Standard Chartered PLC	58,916	1,289,186
Standard Life PLC	57,413	183,942
Tate & Lyle PLC	11,504	125,864
Tesco PLC	198,672	1,244,795
Tui Travel PLC	12,875	33,152
Tullow Oil PLC	22,084	480,836
Unilever PLC	31,890	1,071,229
United Utilities Group PLC	17,374	163,510
Vedanta Resources PLC	3,007	47,399
Vodafone Group PLC	1,259,423	3,499,076
Weir Group PLC, The	5,313	167,662
Whitbread PLC	4,390	106,628
William Morrison Supermarkets PLC	54,951	278,376
Wolseley PLC	7,170	237,398
WPP PLC	31,307	328,427
Xstrata PLC	51,494	782,108

		54,801,253

Total Common Stocks (cost $256,827,382)		233,527,810

Preferred Stocks (0.48%)
Germany (0.48%)
Bayerische Moteren Werke (BMW) AG PFD	1,238	58,563
Henkel AG & Co. KGaA PFD	4,492	259,236
Porsche Automobil Holding SE PFD	3,773	201,921
ProSiebenSat.1 Media AG PFD (a)	1,931	35,276
RWE AG-Non Voting PFD	986	32,458
Volkswagen AG PFD	3,605	540,063

		1,127,517

Total Preferred Stocks (cost $709,710)		1,127,517

	Shares	Value
Short-term Investments (0.14%)
State Street Institutional U.S. Government Money Market Fund	343,524	$343,524

Total Short-term Investments (cost $343,524)		343,524

TOTAL INVESTMENTS (99.18%) (cost $257,880,616)		234,998,851
CASH (d) AND OTHER ASSETS, NET OF LIABILITIES (0.82%)		1,935,557

NET ASSETS (100.00%)		$236,934,408

(a)	Non-income producing security.
(b)	In accordance with the Trust’s Valuation Procedures, State Farm Investment Management Corp. (“SFIMC”) determined the fair value for the security considering the facts and circumstances related to the particular security.
(c)	These shares may only be resold to qualified institutional buyers in transactions exempt from registration.
(d)	At December 31, 2011, cash in the amount of $351,675 has been pledged to cover, in whole or in part, initial margin requirements for open futures contracts.

FDR  –  Fiduciary Depository Receipt

SDR  –  Swedish Depository Receipt

See accompanying notes to financial statements.	73

STATE FARM VARIABLE PRODUCT TRUST INTERNATIONAL EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2011

INTERNATIONAL EQUITY INDEX FUND FOREIGN CURRENCY DENOMINATIONS

Currency	Value	%
Euro	$64,654,173	27.51
British Pound	54,801,253	23.32
Japanese Yen	50,647,568	21.55
Australian Dollar	20,223,321	8.61
Swiss Franc	20,190,683	8.59
Swedish Krona	7,266,400	3.09
Hong Kong Dollar	6,557,265	2.79
Singapore Dollar	3,811,211	1.62
Danish Krone	2,458,857	1.05
Norwegian Krone	2,178,640	0.93
Israeli Shekel	1,517,040	0.65
United States Dollar	424,124	0.18
New Zealand Dollar	268,316	0.11

Total Investments	$234,998,851	100.00%

INTERNATIONAL EQUITY INDEX FUND SECTOR CLASSIFICATIONS

Sector	Value	%
Financials	$50,295,844	21.23
Industrials	29,294,060	12.36
Consumer Staples	27,118,578	11.45
Materials	23,734,960	10.02
Consumer Discretionary	23,457,298	9.90
Health Care	23,380,358	9.87
Energy	21,459,369	9.06
Telecommunication Services	14,203,399	5.99
Information Technology	11,050,950	4.66
Utilities	10,660,511	4.50

Total Stocks	234,655,327	99.04
Short-term Investments	343,524	0.14
Cash and Other Assets, Net of Liabilities	1,935,557	0.82

Net Assets	$236,934,408	100.00%

74	See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST STOCK AND BOND BALANCED FUND

SCHEDULE OF INVESTMENTS

December 31, 2011

	Shares	Value
Registered Investment Companies (99.60%)
State Farm Variable Product Trust Bond Fund (a)	2,858,567	$31,272,723
State Farm Variable Product Trust Large Cap Equity Index Fund (a)	3,684,553	46,683,283

Total Registered Investment Companies (cost $74,562,959)		77,956,006

TOTAL INVESTMENTS (99.60%) (cost $74,562,959)		77,956,006
CASH AND OTHER ASSETS, NET OF LIABILITIES (0.40%)		313,010

NET ASSETS (100.00%)		$78,269,016

(a)	The Stock and Bond Balanced Fund’s investment adviser is an affiliate of the issuer.

See accompanying notes to financial statements.	75

STATE FARM VARIABLE PRODUCT TRUST BOND FUND

SCHEDULE OF INVESTMENTS

December 31, 2011

	Principal amount	Value
Corporate Bonds (59.37%)
Agriculture, Foods, & Beverage (5.43%)
Pepsico Inc.
5.150%, 05/15/2012	$1,000,000	$1,016,874
PepsiAmericas Inc.
5.750%, 07/31/2012	500,000	515,064
General Mills Inc.
5.650%, 09/10/2012	500,000	515,335
HJ Heinz Co.
5.350%, 07/15/2013	500,000	533,736
Coca-Cola Co., The
1.800%, 09/01/2016	500,000	508,576
Hershey Co.
5.450%, 09/01/2016	500,000	587,840
General Mills Inc.
5.700%, 02/15/2017	1,000,000	1,171,658
Coca-Cola Co., The
5.350%, 11/15/2017	2,000,000	2,401,038
Pepsico Inc.
5.000%, 06/01/2018	1,000,000	1,161,750
Campbell Soup Co.
4.250%, 04/15/2021	1,000,000	1,115,756

		9,527,627

Banks (3.01%)
Barclays Bank PLC
5.450%, 09/12/2012	1,000,000	1,021,610
Wachovia Corp.
5.700%, 08/01/2013	500,000	530,936
Mellon Funding Corp.
5.200%, 05/15/2014	500,000	538,962
US Bank NA
4.950%, 10/30/2014	500,000	543,398
Fifth Third Bank
4.750%, 02/01/2015	500,000	517,940
Wachovia Bank NA
5.600%, 03/15/2016	500,000	535,424
Wells Fargo Bank NA
5.750%, 05/16/2016	500,000	545,418
Bank of America NA
6.000%, 06/15/2016	500,000	475,882
Wachovia Corp.
5.750%, 06/15/2017	500,000	564,916

		5,274,486

Building Materials & Construction (1.77%)
Leggett & Platt Inc.
4.700%, 04/01/2013	1,000,000	1,036,988
Masco Corp.
4.800%, 06/15/2015	500,000	496,074
CRH America Inc.
6.000%, 09/30/2016	1,000,000	1,068,219
Masco Corp.
5.850%, 03/15/2017	500,000	499,109

		3,100,390

	Principal amount	Value
Corporate Bonds (Cont.)
Chemicals (2.23%)
E.I. du Pont de Nemours and Co.
4.125%, 03/06/2013	$1,000,000	$1,038,217
Rohm & Haas Co.
5.600%, 03/15/2013	500,000	522,383
Praxair Inc.
5.375%, 11/01/2016	1,000,000	1,167,605
Rohm & Haas Co.
6.000%, 09/15/2017	500,000	568,508
E.I. du Pont de Nemours and Co.
6.000%, 07/15/2018	500,000	611,140

		3,907,853

Commercial Service/Supply (0.61%)
Pitney Bowes Inc.
5.750%, 09/15/2017	1,000,000	1,073,136

Computers (0.69%)
International Business Machines Corp.
5.700%, 09/14/2017	1,000,000	1,210,877

Consumer & Marketing (3.19%)
Reed Elsevier Capital
4.625%, 06/15/2012	500,000	508,172
Kimberly-Clark Corp.
5.000%, 08/15/2013	1,000,000	1,066,854
Procter & Gamble Co., The
4.950%, 08/15/2014	1,000,000	1,109,551
Estee Lauder Co. Inc.
5.550%, 05/15/2017	1,000,000	1,158,276
Kimberly-Clark Corp.
6.125%, 08/01/2017	500,000	611,595
Unilever Capital Corp.
4.250%, 02/10/2021	1,000,000	1,139,620

		5,594,068

Electronic/Electrical Manufacturing (0.92%)
General Electric Co.
5.000%, 02/01/2013	1,000,000	1,042,095
Emerson Electric Co.
5.125%, 12/01/2016	500,000	578,311

		1,620,406

Financial Services (3.75%)
AMB Property L.P.
6.300%, 06/01/2013	1,000,000	1,041,604
JPMorgan Chase & Co.
5.375%, 01/15/2014	500,000	533,298
General Electric Capital Corp.
4.875%, 03/04/2015	500,000	542,472
5.375%, 10/20/2016	500,000	558,835
5.400%, 02/15/2017	500,000	555,530

76	See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST BOND FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2011

	Principal amount	Value
Corporate Bonds (Cont.)
Financial Services (Cont.)
John Deere Capital Corp.
5.500%, 04/13/2017	$500,000	$588,880
Caterpillar Financial Services Corp.
5.850%, 09/01/2017	500,000	595,759
Simon Property Group Inc.
6.125%, 05/30/2018	1,000,000	1,148,005
JPMorgan Chase & Co.
4.350%, 08/15/2021	1,000,000	1,009,907

		6,574,290

Health Care (8.96%)
Johnson & Johnson
5.150%, 08/15/2012	500,000	514,384
AstraZeneca PLC
5.400%, 09/15/2012	500,000	517,271
Merck & Co. Inc.
4.375%, 02/15/2013	1,000,000	1,042,973
Becton Dickinson & Co.
4.550%, 04/15/2013	1,000,000	1,043,695
Schering-Plough Corp.
5.300%, 12/01/2013	500,000	543,510
AstraZeneca PLC
5.400%, 06/01/2014	1,000,000	1,106,658
Boston Scientific Corp.
5.450%, 06/15/2014	1,000,000	1,068,610
Merck & Co. Inc.
4.750%, 03/01/2015	500,000	558,297
Abbott Laboratories
5.875%, 05/15/2016	500,000	586,554
Baxter International Inc.
5.900%, 09/01/2016	500,000	595,188
Eli Lilly & Co.
5.200%, 03/15/2017	1,000,000	1,155,153
Wyeth
5.450%, 04/01/2017	500,000	585,749
Amgen Inc.
5.850%, 06/01/2017	500,000	575,000
Johnson & Johnson
5.550%, 08/15/2017	500,000	603,598
AstraZeneca PLC
5.900%, 09/15/2017	500,000	603,951
Schering-Plough Corp.
6.000%, 09/15/2017	500,000	612,969
Bristol-Myers Squibb Co.
5.450%, 05/01/2018	500,000	599,594
GlaxoSmithKline Capital Inc.
5.650%, 05/15/2018	1,000,000	1,203,607
Medtronic Inc.
4.125%, 03/15/2021	1,000,000	1,100,527
Sanofi-Aventis
4.000%, 03/29/2021	1,000,000	1,107,938

		15,725,226

Machinery & Manufacturing (2.73%)
Bemis Company Inc.
4.875%, 04/01/2012	500,000	504,064

	Principal amount	Value
Corporate Bonds (Cont.)
Machinery & Manufacturing (Cont.)
Johnson Controls Inc.
4.875%, 09/15/2013	$750,000	$794,882
Caterpillar Inc.
5.700%, 08/15/2016	500,000	586,730
Eaton Corp.
5.300%, 03/15/2017	1,000,000	1,152,062
Honeywell International Inc.
5.300%, 03/15/2017	500,000	581,370
Cooper U.S. Inc.
6.100%, 07/01/2017	1,000,000	1,170,338

		4,789,446

Media & Broadcasting (1.28%)
Thomson Reuters Corp.
5.950%, 07/15/2013	1,000,000	1,065,490
Walt Disney Co., The
5.625%, 09/15/2016	1,000,000	1,184,496

		2,249,986

Mining & Metals (3.10%)
BHP Billiton Finance USA Ltd.
5.125%, 03/29/2012	500,000	505,514
BHP Finance USA
4.800%, 04/15/2013	1,000,000	1,053,475
Barrick Gold Finance Inc.
4.875%, 11/15/2014	1,000,000	1,089,185
Alcan Inc.
5.000%, 06/01/2015	500,000	542,698
Alcoa Inc.
5.550%, 02/01/2017	1,000,000	1,066,361
BHP Billiton Finance USA Ltd.
5.400%, 03/29/2017	500,000	579,834
Rio Tinto Finance USA Ltd.
6.500%, 07/15/2018	500,000	602,654

		5,439,721

Oil & Gas (3.26%)
National Fuel Gas Co.
5.250%, 03/01/2013	1,000,000	1,041,101
ConocoPhillips Canada
5.625%, 10/15/2016	500,000	583,767
Apache Corp.
5.625%, 01/15/2017	500,000	592,696
Shell International Finance
5.200%, 03/22/2017	500,000	584,598
Canadian National Resources
5.700%, 05/15/2017	500,000	591,180
Weatherford International Inc.
6.350%, 06/15/2017	500,000	558,595
EOG Resources Inc.
5.875%, 09/15/2017	500,000	596,745
Husky Energy Inc.
6.200%, 09/15/2017	500,000	584,962

See accompanying notes to financial statements.	77

STATE FARM VARIABLE PRODUCT TRUST BOND FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2011

	Principal amount	Value
Corporate Bonds (Cont.)
Oil & Gas (Cont.)
ConocoPhillips
5.200%, 05/15/2018	$500,000	$582,057

		5,715,701

Retailers (5.83%)
Costco Wholesale Corp.
5.300%, 03/15/2012	1,000,000	1,009,264
Lowe’s Companies Inc.
5.600%, 09/15/2012	500,000	516,328
Walgreen Co.
4.875%, 08/01/2013	500,000	533,446
Lowe’s Companies Inc.
5.000%, 10/15/2015	1,000,000	1,120,782
Target Corp.
5.875%, 07/15/2016	1,000,000	1,184,277
Lowe’s Companies Inc.
5.400%, 10/15/2016	500,000	577,912
McDonald’s Corp.
5.300%, 03/15/2017	1,000,000	1,188,846
Wal-Mart Stores Inc.
5.375%, 04/05/2017	1,000,000	1,180,148
Target Corp.
5.375%, 05/01/2017	500,000	587,642
CVS Caremark Corp.
5.750%, 06/01/2017	500,000	583,421
Wal-Mart Stores Inc.
5.800%, 02/15/2018	500,000	612,918
Home Depot Inc.
4.400%, 04/01/2021	1,000,000	1,127,456

		10,222,440

Telecom & Telecom Equipment (2.49%)
Telefonica Emisiones SAU
5.855%, 02/04/2013	1,000,000	1,016,766
BellSouth Corp.
5.200%, 09/15/2014	1,000,000	1,105,493
Verizon Communications
5.500%, 04/01/2017	1,000,000	1,157,771
AT&T Inc.
4.450%, 05/15/2021	1,000,000	1,098,464

		4,378,494

Utilities & Energy (10.12%)
Duke Energy Corp.
6.250%, 01/15/2012	500,000	500,796
Appalachian Power Co.
5.650%, 08/15/2012	500,000	514,028
Vectren Utility Holdings
5.250%, 08/01/2013	500,000	531,082
Union Electric Co.
5.500%, 05/15/2014	1,000,000	1,076,493
Carolina Power & Light
5.250%, 12/15/2015	1,000,000	1,145,760

	Principal amount	Value
Corporate Bonds (Cont.)
Utilities & Energy (Cont.)
Ohio Power Co.
6.000%, 06/01/2016	$1,000,000	$1,154,790
Commonwealth Edison Co.
5.950%, 08/15/2016	500,000	583,306
Baltimore Gas & Electric Co.
5.900%, 10/01/2016	500,000	581,918
Consolidated Edison Co. NY
5.300%, 12/01/2016	1,000,000	1,166,874
Georgia Power Co.
5.700%, 06/01/2017	1,000,000	1,186,609
Jersey Central Power & Light
5.650%, 06/01/2017	1,000,000	1,148,144
Atmos Energy Corp.
6.350%, 06/15/2017	500,000	592,474
Kansas City Power & Light Co.
5.850%, 06/15/2017	1,000,000	1,142,872
Union Electric Co.
6.400%, 06/15/2017	500,000	597,652
MidAmerican Energy Co.
5.950%, 07/15/2017	500,000	593,180
Commonwealth Edison Co.
6.150%, 09/15/2017	500,000	593,756
Florida Power Corp.
5.800%, 09/15/2017	500,000	599,188
Virginia Electric & Power
5.950%, 09/15/2017	500,000	601,707
Public Service Electric and Gas Co.
5.300%, 05/01/2018	500,000	591,915
Florida Power Corp.
5.650%, 06/15/2018	500,000	597,412
Pacificorp
5.650%, 07/15/2018	500,000	596,911
Appalachian Power Co.
4.600%, 03/30/2021	500,000	548,328
Southern California Edison Co.
3.875%, 06/01/2021	1,000,000	1,103,766

		17,748,961

Total Corporate Bonds (cost $93,110,664)		104,153,108

Government Agency Securities (a) (0.91%)
Federal Home Loan Mortgage Corp.
4.500%, 07/15/2013	1,500,000	1,595,370

Total Government Agency Securities (cost $1,485,305)		1,595,370

U.S. Treasury Obligations (35.23%)
U.S. Treasury Notes
3.875%, 02/15/2013	1,500,000	1,561,758
4.250%, 08/15/2014	5,000,000	5,507,810
4.000%, 02/15/2015	5,000,000	5,553,125
4.250%, 08/15/2015	10,000,000	11,332,030
3.250%, 03/31/2017	8,000,000	8,957,504

78	See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST BOND FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2011

	Principal amount	Value
U.S. Treasury Obligations (Cont.)
3.500%, 02/15/2018	$10,000,000	$11,400,780
2.750%, 02/15/2019	7,500,000	8,214,255
3.625%, 02/15/2020	8,000,000	9,278,128

Total U.S. Treasury Obligations (cost $57,451,214)		61,805,390

	Shares	Value
Short-term Investments (3.43%)
JPMorgan U.S. Government Money Market Fund	6,018,398	$6,018,398

Total Short-term Investments (cost $6,018,398)		6,018,398

TOTAL INVESTMENTS (98.94%) (cost $158,065,581)		173,572,266
OTHER ASSETS, NET OF LIABILITIES (1.06%)		1,850,960

NET ASSETS (100.00%)		$175,423,226

(a)	The obligations of these U.S. Government-sponsored entities are neither issued nor guaranteed by the United States Treasury. On September 7, 2008, the Federal Housing Finance Agency placed Federal Home Loan Mortgage Corp. (“Freddie Mac”) into conservatorship. The United States Treasury has put in place a set of financing agreements to help ensure that this entity continues to meet its obligations to holders of bonds it has issued or guaranteed.

See accompanying notes to financial statements.	79

STATE FARM VARIABLE PRODUCT TRUST MONEY MARKET FUND

SCHEDULE OF INVESTMENTS

December 31, 2011

	Principal amount	Value
Short-term Investments (100.11%)
Agriculture, Foods, & Beverage (9.88%)
Coca-Cola Co. (a)
0.120%, 04/16/2012	$2,105,000	$2,104,256
Nestle Capital Corp. (a)
0.070%, 03/05/2012	1,850,000	1,849,770

		3,954,026

Automotive (9.99%)
American Honda Finance Corp.
0.080%, 01/24/2012	1,000,000	999,949
0.230%, 02/03/2012	1,000,000	999,789
PACCAR Financial Corp.
0.070%, 01/27/2012	1,000,000	999,949
0.110%, 03/21/2012	1,000,000	999,756

		3,999,443

Computers (10.27%)
Hewlett-Packard Co.
0.220%, 01/03/2012	2,111,000	2,110,974
International Business Machines Corp. (a)
0.050%, 01/19/2012	2,000,000	1,999,950

		4,110,924

Financial Services (5.22%)
General Electric Capital Corp.
0.050%, 02/21/2012	2,089,000	2,088,852

Government Agency Securities (b) (34.98%)
Federal Home Loan Bank
0.005%, 02/22/2012	11,000,000	10,999,921
Federal National Mortgage Association
0.035%, 01/19/2012	1,000,000	999,982
0.030%, 04/11/2012	2,000,000	1,999,832

		13,999,735

Machinery & Manufacturing (4.26%)
Caterpillar Finance Service Corp.
0.070%, 02/27/2012	1,706,000	1,705,811

Oil & Gas (2.67%)
Exxon Mobil Corp.
0.030%, 01/10/2012	1,069,000	1,068,992

	Shares	Value
Registered Investment Companies (7.85%)
JPMorgan U.S. Government Money Market Fund	3,143,849	$3,143,849

	Principal amount	Value
U.S. Government Obligations (14.99%)
U.S. Treasury Bill
0.015%, 01/19/2012	$3,500,000	$3,499,974
0.010%, 03/01/2012	2,500,000	2,499,958

		5,999,932

Total Short-term Investments (cost $40,071,564)		40,071,564

TOTAL INVESTMENTS (100.11%) (cost $40,071,564)		40,071,564

LIABILITIES, NET OF OTHER ASSETS (-0.11%)		(45,921)

NET ASSETS (100.00%)		$40,025,643

(a)	Securities exempt from registration under Section 4(2) of the Securities Act of 1933. These securities are purchased as part of the normal course of business, valued at amortized cost and may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been determined to be liquid.
(b)	The obligations of these U.S. Government-sponsored entities are neither issued nor guaranteed by the United States Treasury. On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corp. (“Freddie Mac”) into conservatorship. The United States Treasury has put in place a set of financing agreements to help ensure that these entities continue to meet their obligations to holders of bonds they have issued or guaranteed.

80	See accompanying notes to financial statements.

(This page intentionally left blank.)

STATE FARM VARIABLE PRODUCT TRUST

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2011

	Large Cap Equity Fund	Small/Mid Cap Equity Fund	International Equity Fund
Assets
Investments in securities at identified cost	$34,139,393	36,808,391	35,119,735

Investments in securities at market value	$36,588,702	39,691,679	34,468,973
Cash	—	—	—
Foreign currencies at value (cost $18,522 and $1,454,782, respectively)	—	—	18,467
Receivable for:
Dividends and interest	50,992	37,646	85,261
Shares of the Fund sold	3,524	362	408
Securities sold	52,640	163,830	17,291
SFIMC	1,852	599	—
Unrealized gain on forward foreign currency contracts	—	—	61,255
Prepaid expenses	1,058	1,193	1,693

Total assets	36,698,768	39,895,309	34,653,348

Liabilities and Net Assets
Payable for:
Shares of the Fund redeemed	4,342	21	437
Securities purchased	68,937	332,589	362,494
Variation margin on futures contracts	—	—	—
Unrealized loss on forward foreign currency contracts	—	—	26
Due to affiliates	18,521	27,448	40,819
Accrued liabilities	31,841	33,116	59,808

Total liabilities	123,641	393,174	463,584

Net assets applicable to shares outstanding of common stock	$36,575,127	39,502,135	34,189,764

Fund shares outstanding (no par value, unlimited number of shares authorized)	4,884,144	4,196,697	4,153,408
Net asset value, offering price and redemption price per share	$7.49	9.41	8.23

Analysis of Net Assets
Paid-in-capital	$48,168,442	42,238,832	44,250,763
Accumulated net realized gain (loss)	(14,287,174)	(5,724,243)	(9,623,110)
Net unrealized appreciation (depreciation)	2,449,309	2,883,288	(587,168)
Accumulated undistributed net investment income (loss)	244,550	104,258	149,279

Net assets applicable to shares outstanding	$36,575,127	39,502,135	34,189,764

(a)	Relates to investments in affiliated investment companies.

82	See accompanying notes to financial statements.

Large Cap Equity Index Fund	Small Cap Equity Index Fund	International Equity Index Fund	Stock and Bond Balanced Fund		Bond Fund	Money Market Fund

470,996,333	221,308,531	257,880,616	74,562,959	(a)	158,065,581	40,071,564

453,708,442	218,267,089	234,998,851	77,956,006	(a)	173,572,266	40,071,564
183,254	321,988	—	315,521		—	—
—	—	1,456,454	—		—	—

683,493	306,649	800,050	—		1,992,614	7
297	75	—	2,326		7,110	14
73,791	35,016	5,012	—		—	—
1,709	—	—	33,673		—	24,958
—	—	—	—		—	—
12,534	6,737	12,277	1,593		4,348	1,187

454,663,520	218,937,554	237,272,644	78,309,119		175,576,338	40,097,730

58,027	32,802	28,789	4,837		1,369	9,248
—	—	—	—		—	—
6,720	10,360	430	—		—	—
—	—	—	—		—	—
147,646	118,620	160,716	—		93,051	21,343
71,862	74,669	148,301	35,266		58,692	41,496

284,255	236,451	338,236	40,103		153,112	72,087

454,379,265	218,701,103	236,934,408	78,269,016		175,423,226	40,025,643

35,848,835	22,334,709	22,914,162	6,304,574		16,037,074	40,026,745
12.67	9.79	10.34	12.41		10.94	1.00

453,777,146	222,265,400	262,511,918	73,641,008		160,961,820	40,026,745
9,500,369	(720,483)	(2,448,869)	193,183		(1,045,279)	(1,102)
(17,280,095)	(3,039,213)	(22,851,361)	3,393,047		15,506,685	—
8,381,845	195,399	(277,280)	1,041,778		—	—

454,379,265	218,701,103	236,934,408	78,269,016		175,423,226	40,025,643

See accompanying notes to financial statements.	83

STATE FARM VARIABLE PRODUCT TRUST

STATEMENTS OF OPERATIONS

Year ended December 31, 2011

	Large Cap Equity Fund	Small/Mid Cap Equity Fund	International Equity Fund
Investment Income:
Dividends	$699,192	475,523	957,025
Interest	53	44	33

	699,245	475,567	957,058
Less: foreign withholding taxes	(929)	(658)	(88,645)

Total investment income	698,316	474,909	868,413
Expenses:
Investment advisory and management fees	222,260	329,117	304,742
Professional fees	29,525	31,848	36,070
Reports to shareholders	14,522	16,506	12,570
Custodian fees	4,638	11,230	117,885
Errors and omissions insurance	2,824	3,160	2,982
Securities valuation fees	2,446	3,442	14,446
Trustees’ fees and expenses	1,871	2,049	2,111
Regulatory fees	394	394	394
ICI dues	434	474	386
Fidelity bond expense	167	199	228
License index fees	—	—	—

Total expenses	279,081	398,419	491,814
Less: expense reimbursement from SFIMC (b)	(19,778)	(28,162)	(110,886)

Net expenses	259,303	370,257	380,928

Net investment income	439,013	104,652	487,485
Realized and unrealized gain (loss):
Net realized gain (loss) on sales of investments	1,820,811	3,561,910	513,245
Net realized gain received from affiliated investment companies	—	—	—
Net realized gain (loss) on forward foreign currency contracts	—	—	(5,912)
Net realized gain (loss) on foreign currency transactions	—	—	(164,480)
Net realized gain (loss) on futures contracts	—	—	—
Change in unrealized gain (loss) on open futures contracts	—	—	—
Change in net unrealized appreciation (depreciation) on investments and foreign currency transactions	(2,286,167)	(4,534,968)	(6,270,129)

Net realized and unrealized gain (loss) on investments	(465,356)	(973,058)	(5,927,276)

Net change in net assets resulting from operations	$(26,343)	(868,406)	(5,439,791)

(a)	Relates to investments in affiliated investment companies.
(b)	For the Money Market Fund, this amount includes $161,416 of additional voluntary fee waivers by SFIMC. See Note 3 under Transactions with affiliates.

84	See accompanying notes to financial statements.

Large Cap Equity Index Fund	Small Cap Equity Index Fund	International Equity Index Fund	Stock and Bond Balanced Fund		Bond Fund	Money Market Fund

9,852,520	2,828,103	9,941,454	1,041,778	(a)	—	—
887	1,722	1,799	—		6,809,987	45,739

9,853,407	2,829,825	9,943,253	1,041,778		6,809,987	45,739
—	(1,912)	(769,837)	—		—	—

9,853,407	2,827,913	9,173,416	1,041,778		6,809,987	45,739

1,191,342	932,809	1,475,518	—		874,986	165,724
45,145	35,050	58,985	28,746		43,592	33,822
95,126	85,926	86,781	30,877		52,585	33,695
20,147	25,748	175,787	85		2,456	1,770
32,980	18,733	23,060	6,138		10,486	3,271
6,844	23,880	13,376	—		18,657	—
22,751	11,318	12,710	3,980		8,517	2,213
994	394	393	394		394	394
5,935	2,873	4,127	—		2,354	636
2,153	1,232	1,557	360		612	186
48,104	45,833	10,000	—		—	—

1,471,521	1,183,796	1,862,294	70,580		1,014,639	241,711
(20,147)	(25,748)	—	(70,580)		—	(195,972)

1,451,374	1,158,048	1,862,294	—		1,014,639	45,739

8,402,033	1,669,865	7,311,122	1,041,778		5,795,348	—

10,009,369	13,793,297	370,209	13,661	(a)	53,226	—
—	—	—	197,803		—	—
—	—	46,186	—		—	—
—	—	(50,967)	—		—	—
(70,252)	(96,483)	(316,845)	—		—	—
(33,862)	(73,423)	150	—		—	—

(9,474,067)	(25,632,142)	(41,166,370)	1,732,287	(a)	5,278,971	—

431,188	(12,008,751)	(41,117,637)	1,943,751		5,332,197	—

8,833,221	(10,338,886)	(33,806,515)	2,985,529		11,127,545	—

See accompanying notes to financial statements.	85

STATE FARM VARIABLE PRODUCT TRUST

STATEMENTS OF CHANGES IN NET ASSETS

	Large Cap Equity Fund
Years ended December 31	2011	2010
From operations:
Net investment income	$439,013	289,709
Net realized gain (loss)	1,820,811	1,524,765
Change in net unrealized appreciation or depreciation	(2,286,167)	2,512,004

Net change in net assets resulting from operations	(26,343)	4,326,478
Distributions to shareholders from and in excess of:
Net investment income	(432,530)	(300,761)
Net realized gain	—	—

Total distributions to shareholders	(432,530)	(300,761)

From Fund share transactions:
Proceeds from shares sold	1,584,943	1,777,059
Reinvestment of distributions	432,530	300,761

	2,017,473	2,077,820
Less payments for shares redeemed	(1,497,246)	(1,091,897)

Net increase (decrease) in net assets from Fund share transactions	520,227	985,923

Total increase (decrease) in net assets	61,354	5,011,640

Net assets:
Beginning of period	36,513,773	31,502,133

End of period*	$36,575,127	36,513,773

*Including accumulated undistributed net investment income (loss)	$244,550	238,067

Share Information
Sold	204,975	257,110
Issued in reinvestment of distributions	58,450	39,626
Redeemed	(191,970)	(158,338)

Net increase (decrease)	71,455	138,398

86	See accompanying notes to financial statements.

Small/Mid Cap Equity Fund		International Equity Fund		Large Cap Equity Index Fund		Small Cap Equity Index Fund
2011	2010	2011	2010	2011	2010	2011	2010

104,652	125,762	487,485	369,577	8,402,033	7,734,984	1,669,865	1,802,863
3,561,910	4,928,287	342,853	(487,615)	9,939,117	10,153,123	13,696,814	5,734,251
(4,534,968)	2,785,290	(6,270,129)	4,555,050	(9,507,929)	44,504,119	(25,705,565)	44,398,206

(868,406)	7,839,339	(5,439,791)	4,437,012	8,833,221	62,392,226	(10,338,886)	51,935,320

(122,846)	(98,981)	(711,216)	(700,700)	(83,363)	(7,799,384)	(1,672,938)	(1,749,078)
—	—	—	—	(1,913,059)	(5,133,943)	(9,875,589)	—

(122,846)	(98,981)	(711,216)	(700,700)	(1,996,422)	(12,933,327)	(11,548,527)	(1,749,078)

1,762,441	1,694,128	803,636	1,175,275	4,757,210	5,808,968	2,833,453	2,255,081
122,846	98,981	711,216	700,700	1,996,422	12,933,327	11,548,527	1,749,078

1,885,287	1,793,109	1,514,852	1,875,975	6,753,632	18,742,295	14,381,980	4,004,159
(1,946,255)	(1,338,076)	(1,145,202)	(811,398)	(37,851,389)	(34,988,978)	(18,031,178)	(17,965,921)

(60,968)	455,033	369,650	1,064,577	(31,097,757)	(16,246,683)	(3,649,198)	(13,961,762)

(1,052,220)	8,195,391	(5,781,357)	4,800,889	(24,260,958)	33,212,216	(25,536,611)	36,224,480

40,554,355	32,358,964	39,971,121	35,170,232	478,640,223	445,428,007	244,237,714	208,013,234

39,502,135	40,554,355	34,189,764	39,971,121	454,379,265	478,640,223	218,701,103	244,237,714

104,258	136,038	149,279	224,575	8,381,845	138,104	195,399	260,294

177,134	205,398	87,041	133,502	373,765	502,442	271,544	242,671
13,097	10,183	86,628	71,867	164,450	1,043,852	1,168,879	159,879
(199,163)	(160,199)	(121,019)	(92,789)	(2,966,420)	(3,028,571)	(1,670,930)	(1,924,648)

(8,932)	55,382	52,650	112,580	(2,428,205)	(1,482,277)	(230,507)	(1,522,098)

STATE FARM VARIABLE PRODUCT TRUST

STATEMENTS OF CHANGES IN NET ASSETS

	International Equity Index Fund
Years ended December 31	2011	2010
From operations:
Net investment income	$7,311,122	5,718,558
Net realized gain (loss)	48,583	3,403,555
Change in net unrealized appreciation or depreciation	(41,166,220)	9,294,814

Net change in net assets resulting from operations	(33,806,515)	18,416,927

Distributions to shareholders from and in excess of:
Net investment income	(7,223,204)	(6,018,912)
Net realized gain	(909,776)	—

Total distributions to shareholders	(8,132,980)	(6,018,912)

From Fund share transactions:
Proceeds from shares sold	3,547,582	3,318,566
Reinvestment of distributions	8,132,980	6,018,912

	11,680,562	9,337,478
Less payments for shares redeemed	(12,867,577)	(14,546,395)

Net increase (decrease) in net assets from Fund share transactions	(1,187,015)	(5,208,917)

Total increase (decrease) in net assets	(43,126,510)	7,189,098

Net assets:
Beginning of period	280,060,918	272,871,820

End of period*	$236,934,408	280,060,918

*Including accumulated undistributed net investment income (loss)	$(277,280)	(1,546,576)

Share Information
Sold	303,194	293,353
Issued in reinvestment of distributions	791,152	489,342
Redeemed	(1,067,263)	(1,274,876)

Net increase (decrease)	27,083	(492,181)

(a)	Relates to investments in affiliated investment companies.

88	See accompanying notes to financial statements.

Stock and Bond Balanced Fund		Bond Fund		Money Market Fund
2011	2010	2011	2010	2011	2010

1,041,778 (a)	1,947,114 (a)	5,795,348	6,482,881	—	—
211,464 (a)	539,487 (a)	53,226	332,535	—	—
1,732,287 (a)	5,952,984 (a)	5,278,971	2,618,323	—	—

2,985,529	8,439,585	11,127,545	9,433,739	—	—

(1,947,029)	(2,036,325)	(5,795,348)	(6,482,881)	—	—
(521,724)	(38,149)	—	—	—	—

(2,468,753)	(2,074,474)	(5,795,348)	(6,482,881)	—	—

1,789,611	2,057,552	3,511,778	7,365,655	3,879,762	4,387,253
2,468,753	2,074,474	5,795,348	6,482,881	—	—

4,258,364	4,132,026	9,307,126	13,848,536	3,879,762	4,387,253
(7,538,476)	(6,152,149)	(12,936,603)	(13,459,035)	(6,668,468)	(7,941,839)

(3,280,112)	(2,020,123)	(3,629,477)	389,501	(2,788,706)	(3,554,586)

(2,763,336)	4,344,988	1,702,720	3,340,359	(2,788,706)	(3,554,586)

81,032,352	76,687,364	173,720,506	170,380,147	42,814,349	46,368,935

78,269,016	81,032,352	175,423,226	173,720,506	40,025,643	42,814,349

1,041,778	1,947,029	—	—	—	—

141,817	174,950	327,098	695,449	3,879,762	4,387,253
205,730	174,619	538,093	607,607	—	—
(600,112)	(524,783)	(1,197,677)	(1,261,371)	(6,668,468)	(7,941,839)

(252,565)	(175,214)	(332,486)	41,685	(2,788,706)	(3,554,586)

See accompanying notes to financial statements.	89

STATE FARM VARIABLE PRODUCT TRUST

NOTES TO FINANCIAL STATEMENTS

1. Investment Objective

State Farm Variable Product Trust (the “Trust”) has nine separate investment portfolios (each a “Fund” and together, the “Funds”) as of December 31, 2011. Shares of each Fund are offered exclusively in connection with variable deferred annuity and variable universal life insurance policies issued by State Farm Life Insurance Company and State Farm Life and Accident Assurance Company. Each Fund is a separate investment portfolio with its own investment objective, investment policies, restrictions and attendant risks. State Farm Investment Management Corp. (“SFIMC”) is the Trust’s investment adviser.

The Large Cap Equity Fund seeks long-term growth of capital. The Fund invests under normal circumstances at least 80% of its net assets (plus any borrowing) in common stocks and other equity securities of U.S. large capitalization companies.

The Small/Mid Cap Equity Fund seeks long-term growth of capital. The Fund primarily invests under normal circumstances at least 80% of its net assets (plus any borrowing) in common stock and other equity securities of small and mid-capitalization companies.

The International Equity Fund seeks long-term growth of capital. The International Equity Fund invests its assets primarily in securities issued by foreign companies. There is no restriction on the size of the companies in which the Fund invests.

The Large Cap Equity Index Fund (the “Large Cap Index Fund”) seeks to match the performance of the Standard and Poor’s Composite Index of 500 Stocks® (the “S&P 500”) by investing in the securities that make up the S&P 500. The S&P 500 tracks the common stock performance of 500 large U.S. companies.

The Small Cap Equity Index Fund (the “Small Cap Index Fund”) seeks to match the performance of the Russell 2000® Small Stock Index (the “Russell 2000”) by investing in some of the stocks found in the Russell 2000. The Russell 2000 tracks the common stock performance of about 2,000 small U.S. companies.

The International Equity Index Fund (the “International Index Fund”) seeks to match the performance of the Morgan Stanley Capital International Europe, Australasia and Far East Free Index® (the “EAFE Free”) by investing in some of the stocks found in the EAFE Free. The EAFE Free is a capitalization-weighted index that currently includes stocks of companies in 16 European countries, Australia, New Zealand, Israel, Hong Kong, Japan and Singapore.

The Stock and Bond Balanced Fund (the “Balanced Fund”) seeks long-term growth of capital, balanced with current income. The Balanced Fund invests in the Large Cap Index and Bond Funds of the Trust.

The Bond Fund seeks to realize over a period of years the highest yield consistent with prudent investment management through current income and capital gains. The Fund typically invests 80% or more of its assets in investment grade bonds or bonds determined to be of comparable quality.

The Money Market Fund seeks to maximize current income to the extent consistent with the preservation of capital and maintenance of liquidity.

2. Significant accounting policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles (“GAAP”).

Securities valuation

Investments are valued pursuant to valuation procedures approved by the Trust’s Board of Trustees. Valuations under these procedures are designed to reflect the fair value of the investments.

Fair value is defined as the price that the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. A three-tier hierarchy is used to classify fair value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in three broad levels as follows:

•	Level 1 - quoted prices (unadjusted) in active markets for identical securities
•

Level 2 - significant other observable inputs (other than quoted prices included within Level 1), such as quoted prices for similar securities and interest rates, prepayment speeds, credit risk, etc., on fixed income securities

•	Level 3 - significant unobservable inputs (including SFIMC’s own assumptions in determining the fair value of a Fund’s investments)

Stocks and closed-end registered investment companies traded on securities exchanges, or in an over-the-counter market in which transaction prices are reported, are valued at the last sales price on the day of valuation or, if there are no reported sales on that day, at the last reported bid price for the day. Stocks traded on NASDAQ are valued at the NASDAQ Official Closing Price. Long-term debt securities and U.S. Treasury bills are generally valued using quotations provided by an independent pricing service. All of the securities of the Money Market Fund and short-term debt securities with remaining maturities of 60 days or less (other than U.S. Treasury bills) held by any of the other Funds are generally valued on an amortized cost basis, which approximates market value. Investments in open-end investment companies are valued each day based on the closing net asset value of the

STATE FARM VARIABLE PRODUCT TRUST

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

respective fund. Futures contracts are valued at the settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts are valued daily using quoted forward exchange rates. Short sales, if any, are valued at market value.

Portfolio securities that are primarily traded on foreign securities exchanges (“foreign securities”) are valued at the closing values of such securities on the respective exchange where each security is primarily traded. SFIMC may determine that a market quotation for a foreign security held by a Fund is not reliable because of events or circumstances that have occurred between the time of the market quotation and the time the net asset value of the Fund is calculated. Such events might include company-specific developments, a development that might affect an entire market or region, a potentially global development or a significant change in one or more U.S. securities indexes. If SFIMC determines that the market quotation for a foreign security is not reliable, SFIMC may use an independent statistical fair value service to assist in determining value, or SFIMC may determine the foreign security’s value in SFIMC’s reasonable judgment.

For securities other than foreign securities, for which market prices are not readily available or are considered unreliable, SFIMC is required to obtain bid price quotations from brokers or dealers in the securities. If SFIMC cannot obtain a quotation for the security or if SFIMC believes the quotation does not represent the security’s fair value, then SFIMC will determine the security’s value in SFIMC’s reasonable judgment.

In determining a value based on reasonable judgment, SFIMC may use different methodologies, including multiple of earnings, multiple of book value, discount from market of a similar freely traded security or, for debt securities, yield to maturity. Other factors SFIMC may consider in determining value for a security include, but are not limited to, fundamental analytical data relating to the security, the nature and duration of any restrictions on disposition of the security, the last traded price of the security, significant global or regional events such as political unrest, natural disasters, and war, and significant movements in major market indices, exchange traded funds, index futures or other financial instruments in the U.S. or other markets.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Funds’ assets and liabilities as of December 31, 2011:

		Investments in Securities				Derivative Instruments
Fund	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
Large Cap Equity Fund					$—	$ —	$ —	$—
Common Stocks (a)	$35,610,508	$—	$ —	$35,610,508
Short-term Investments	978,194	—	—	978,194
Small/Mid Cap Equity Fund					—	—	—	—
Common Stocks (a)	38,633,198	—	—	38,633,198
Registered Investment Companies	130,113	—	—	130,113
Short-term Investments	928,368	—	—	928,368
International Equity Fund					—	61,229	—	61,229
Common Stocks (a)	32,381,378	2,145	—	32,383,523
Preferred Stocks (a)	1,018,563	—	—	1,018,563
Short-term Investments	1,066,887	—	—	1,066,887
Large Cap Index Fund					7,796	—	—	7,796
Common Stocks (a)	452,380,377	—	—	452,380,377
Short-term Investments	1,328,065	—	—	1,328,065
Small Cap Index Fund					2,229	—	—	2,229
Common Stocks (a)	214,080,794	0	0	214,080,794
Registered Investment Companies	1,750,238	—	—	1,750,238
Short-term Investments	2,436,057	—	—	2,436,057
International Index Fund					(430)	—	—	(430)
Common Stocks (a)	233,527,810	—	0	233,527,810
Preferred Stocks (a)	1,127,517	—	—	1,127,517
Short-term Investments	343,524	—	—	343,524
Balanced Fund					—	—	—	—
Registered Investment Companies	77,956,006	—	—	77,956,006

STATE FARM VARIABLE PRODUCT TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

	Investments in Securities				Derivative Instruments
Fund	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
Bond Fund					$—	$—	$—	$—
Corporate Bonds (a)	$—	$104,153,108	$—	$104,153,108
Government Agency Securities	—	1,595,370	—	1,595,370
U.S. Treasury Obligations	—	61,805,390	—	61,805,390
Short-term Investments	6,018,398	—	—	6,018,398
Money Market Fund					—	—	—	—
Short-term Investments	3,143,849	36,927,715	—	40,071,564
(a) Industry classification and/or country is disclosed in the Schedules of Investments.

For each Fund, there were no significant transfers of securities between Level 1 and Level 2 as of December 31, 2011 as compared to December 31, 2010.

Derivative instruments, such as futures and foreign currency contracts, are not listed separately in the Schedules of Investments and are valued at the unrealized appreciation (depreciation) on the instrument.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Small Cap Index Fund Investments in Securities

Balance as of December 31, 2010	$4,130
Accrued discounts/premiums	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	5,752
Purchases	—
Sales	—
Transfers in (a)	—
Transfers out (a)	(9,882)

Balance as of December 31, 2011	$0

(a) Using the end of the reporting period method for determining when transfers between levels are recognized

The International Index Fund did not hold any Level 3 securities valued at other than zero as of December 31, 2010 or for the period ended December 31, 2011. The remaining Funds did not hold any Level 3 securities as of December 31, 2010, or for the period ended December 31, 2011.

Securities transactions and investment income

For financial reporting purposes, security transactions are accounted for on trade date (date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information is available to the Funds. Interest income is recorded on the accrual basis and includes amortization of discounts and premiums on money market instruments and long-term debt instruments. Realized gains and losses from security transactions are reported on an identified cost basis.

Fund share valuation

Fund shares are sold and redeemed on a continuous basis at net asset value. Net asset value per share is determined daily on each day the New York Stock Exchange is open. The net asset values are determined as of the close of regular session trading on the New York Stock Exchange (usually 3:00 p.m., Central Standard Time). The net asset value per share is computed by dividing the total value of the Fund’s investments and other assets, less liabilities, by the number of Fund shares outstanding.

Federal income taxes, dividends and distributions to shareholders

Each Fund is a separate taxpayer for federal income tax purposes. It is the Funds’ policy to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and, in the manner provided therein, to distribute substantially all of their taxable income, including any net realized gain on sales of investments reportable for federal income tax purposes.

As of December 31, 2011, the Trust’s management completed a review of uncertain tax positions taken by the Funds and determined that no tax liability was required for unrecognized tax benefits, and no additional disclosures were needed. Generally, the tax authorities can initiate examinations of tax

STATE FARM VARIABLE PRODUCT TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

returns within the three year period beginning on the date such returns are filed. As a result, some tax returns are still open and subject to examination. In addition, management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

As of December 31, 2011, each Fund’s aggregate unrealized gains and losses on securities based on cost for federal income tax purposes were as follows:

Fund	Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Large Cap Equity Fund	$ 34,192,849	$ 4,764,511	$ (2,368,658)	$ 2,395,853
Small/Mid Cap Equity Fund	36,901,014	5,377,363	(2,586,698)	2,790,665
International Equity Fund	35,447,203	2,867,030	(3,845,260)	(978,230)
Large Cap Index Fund	471,432,447	116,082,818	(133,806,823)	(17,724,005)
Small Cap Index Fund	221,266,517	50,408,107	(53,407,535)	(2,999,428)
International Index Fund	259,520,001	55,100,490	(79,621,640)	(24,521,150)
Balanced Fund	74,563,846	3,392,160	—	3,392,160
Bond Fund	158,065,581	15,533,519	(26,834)	15,506,685
Money Market Fund	40,071,564	—	—	—

The differences between the cost of investments for federal income tax purposes and the cost of investments reflected on the Statements of Assets and Liabilities and Schedules of Investments are primarily related to the timing of recognition of gains and losses and investment income.

At December 31, 2011, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. Future capital loss carryforward utilization in any given year may be subject to Internal Revenue Code limitations. If not applied, the carryforwards will expire as follows:

	Non Expiring		Year of Expiration
	Short-term	Long-term	2013	2015	2016	2017	2018	Total
Large Cap Equity Fund	$—	$—	$—	$—	$7,444,476	$6,789,243	$—	$14,233,719
Small/Mid Cap Equity Fund	—	—	—	—	—	5,395,507	—	5,395,507
International Equity Fund	—	—	—	—	4,320,255	3,776,139	924,320	9,020,714
Bond Fund	—	—	—	147,522	—	897,757	—	1,045,279
Money Market Fund	—	—	1,102	—	—	—	—	1,102

The Large Cap Equity Fund utilized $1,830,838 of capital loss carryforward to offset realized capital gains in 2011. The Small/Mid Cap Equity Fund utilized $3,836,577 of capital loss carryforward to offset realized capital gains in 2011. The International Equity Fund utilized $594,163 of capital loss carryforward to offset realized capital gains in 2011. The Small Cap Index Fund utilized $4,395,807 of capital loss carryforward to offset realized capital gains in 2011. The International Index Fund utilized $300,651 of capital loss carryforward to offset realized gains in 2011. The Bond Fund utilized $53,226 of capital loss carryforward to offset realized capital gains in 2011.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. Under the Act, capital losses incurred after the effective date will be permitted to carry forward indefinitely. These capital losses must be utilized prior to capital losses incurred prior to the effective date. Therefore, pre-enactment capital loss carryforwards, which carry an expiration date, may be more likely to expire unused.

STATE FARM VARIABLE PRODUCT TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

As of December 31, 2011, in accordance with federal tax regulations, the components of distributable earnings on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-term Gain	Unrealized Appreciation (Depreciation)	Accumulated Capital and Other Losses	Total
Large Cap Equity Fund	$ 244,550	$ —	$ 2,395,853	$(14,233,719)	$(11,593,316)
Small/Mid Cap Equity Fund	98,551	—	2,790,665	(5,625,914)	(2,736,698)
International Equity Fund	210,489	—	(975,842)	(9,295,646)	(10,060,999)
Large Cap Index Fund	8,400,781	10,968,829	(17,724,005)	(1,043,486)	602,119
Small Cap Index Fund	11,863	100,855	(2,999,428)	(677,587)	(3,564,297)
International Index Fund	373,781	2,300	(24,501,973)	(1,451,618)	(25,577,510)
Balanced Fund	1,049,975	185,873	3,392,160	—	4,628,008
Bond Fund	—	—	15,506,685	(1,045,279)	14,461,406
Money Market Fund	—	—	—	(1,102)	(1,102)

Differences between these amounts and the undistributed net investment income reported on the Statements of Assets and Liabilities as of December 31, 2011 relate to current year estimates for return of capital transactions, accumulated capital losses, post-October loss deferrals, short term capital gains and mark-to-market of Passive Foreign Investment Companies (“PFICs”), and/or forward foreign currency and futures contract adjustments.

From November 1, 2011 through December 31, 2011, the Small/Mid Cap Equity Fund incurred $230,407 in realized losses, the International Equity Fund incurred $274,932 in realized losses, the Large Cap Index Fund incurred $1,043,486 in realized losses, the Small Cap Index Fund incurred $675,968 in realized losses and $1,620 in specified losses, and the International Index Fund incurred $1,300,093 in realized losses and $151,525 in specified losses. As permitted by tax regulation, the Funds intend to elect to defer these losses and treat them as arising on January 1, 2012.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for futures contracts, the recognition of net realized losses, the timing of Fund distributions, and foreign currency transactions. As a result, net investment income and net realized gain or loss on investment transactions for a reporting period may differ from distributions during such period. Accordingly, each Fund may periodically make reclassifications among certain of its capital accounts without impacting its net asset value.

For the year ended December 31, 2011, these reclassifications were as follows:

Fund	Paid in Capital	Accumulated Net Realized Gain (Loss)	Net Unrealized Gain (Loss)	Accumulated Undistributed Net Investment Income (Loss)
Small/Mid Cap Equity Fund	$ —	$ 13,586	$—	$ (13,586)
International Equity Fund	—	(148,435)	—	148,435
Large Cap Index Fund	—	74,929	—	(74,929)
Small Cap Index Fund	(23,933)	85,755	—	(61,822)
International Index Fund	—	(1,181,378)	—	1,181,378

The Large Cap Equity, Small/Mid Cap Equity, International Equity, Large Cap Index, Small Cap Index, International Index, and Balanced Funds declare and pay dividend and capital gain distributions, if any, at least annually.

The Bond and Money Market Funds declare dividends daily and distribute dividends monthly on the last business day of the month. Capital gain distributions on these Funds, if any, are paid at least annually.

STATE FARM VARIABLE PRODUCT TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

The tax character of distributions for certain Funds was designated as follows for the year ended December 31, 2011 and December 31, 2010, respectively.

2011	Ordinary Income	Long-term Capital Gain	Total
Large Cap Index Fund	$ 211,546	$1,784,876	$1,996,422
Balanced Fund	1,949,667	519,086	2,468,753

2010	Ordinary Income	Long-term Capital Gain	Total
Balanced Fund	$2,041,655	$32,819	$2,074,474

For the remaining Funds, the tax distributions of ordinary income and long-term capital gains were the same as the distributions from net investment income and capital gains reflected in the Statements of Changes in Net Assets for the years ended December 31, 2011 and December 31, 2010.

Foreign currency translations

Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing foreign exchange rates at December 31, 2011. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollars at the prevailing foreign exchange rates on the respective dates of transactions. That portion of realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed, but is included with realized and unrealized gains and losses on investment securities.

Expenses

Expenses arising in connection with a specific Fund are allocated to that Fund. Common Trust expenses are generally allocated between the Funds in proportion to each Fund’s relative net assets.

Use of estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Commitments and contingencies

In the normal course of business, the Trust enters into contracts on behalf of the Funds that may contain provisions for general indemnifications. Each Fund’s maximum exposure under these indemnification provisions is unknown, as this would involve future claims that may be made against each Fund that are not known at this time. However, based on past experience, the Funds believe the risk of loss from these indemnification provisions is remote.

Line of credit

State Farm Mutual Automobile Insurance Company (“Auto Company”), the parent company of SFIMC, has entered into a Line of Credit Agreement with the Trust. Under that agreement, a Fund may request and Auto Company, in its complete discretion, may lend money to a Fund for up to 30 days on an unsecured basis. Auto Company will not lend more than $50 million at any one time to the Funds and to the other mutual funds advised by SFIMC. Under the agreement, a Fund will pay interest to Auto Company on any outstanding loan at a rate equal to the current 30-day A1+/P1 Commerical Paper Index. The Funds did not borrow under the Line of Credit Agreement during the period ended December 31, 2011.

Financial Instruments

The Large Cap Index, Small Cap Index, and International Index Funds, and, indirectly, the Balanced Fund, are subject to equity price risk in the normal course of pursuing their investment objectives. These Funds entered into stock index futures contracts to gain exposure to market fluctuations, as the use of these instruments was more efficient or cost effective than actually buying the underlying securities. These contracts obligated those Funds to make or take delivery of a financial instrument or the cash value of a securities index at a specified future date at a specified price. Realized and unrealized gains and losses from these contracts are reflected in the Statements of Operations. Unrealized gains and losses on open futures contracts are reflected as a component of net unrealized appreciation (depreciation) in the Statements of Assets and Liabilities, and in other assets in the Schedules of Investments. Daily fluctuation in the margin requirements for futures contracts are recorded as variation margin receivable or payable on the Statements of Assets and Liabilities. Upon entering into a futures contract, these Funds bore the risk of futures contracts’ prices moving unexpectedly, in which case, the Funds might not have been able to achieve the anticipated benefits of the futures contract and might realize a loss. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as the ultimate counterparty to all exchange traded futures, guarantees the futures against default.

The International Equity and International Index Funds are subject to foreign currency exchange risk in the normal course of pursuing their investment objectives. In order to attempt to decrease exposure to this risk, both Funds engaged in transaction hedging and the International Equity Fund engaged in portfolio hedging with the objective to protect against variations in exchange rates. Transaction hedging involved the purchase and sale of forward

STATE FARM VARIABLE PRODUCT TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

foreign currency contracts between trade date and settlement date on security transactions. Portfolio hedging involved selling foward foreign currency contracts with respect to the actual or anticipated portfolio security position denominated or quoted in the particular currency. Realized and unrealized gains and losses on forward foreign currency contracts are reflected in the Statements of Operations. Unrealized gains and losses on forward foreign currency contracts are reflected as a component of net unrealized appreciation (depreciation) in the Statements of Assets and Liabilities, and in other assets in the Schedules of Investments. These Funds bore the market risk that arises from changes in foreign currency rates and the credit risk should a counterparty fail to perform under such contracts, and as a result, might realize a loss.

The Large Cap Index, Small Cap Index, International Index Funds, and indirectly, the Balanced Fund, may enter into covered short sale transactions to dispose of certain securities received as part of corporate actions (e.g., corporate mergers or spin-offs) that no longer are included in the respective benchmark indices. These transactions are designed to help minimize the impact these non-index securities have on the overall performance of the Funds.

For unrealized gain (loss) of derivative instruments held by the Funds, see Note 5 under Futures and foreign currency contracts.

As of December 31, 2011, the fair value of derivative instruments, which are also disclosed in Note 5 under Futures and foreign currency contracts, was as follows:

		Asset Derivatives			Liability Derivatives
Fund	Derivatives not accounted for as hedging instruments	Statements of Assets and Liabilities Location	Value		Statements of Assets and Liabilities Location	Value

International Equity Fund	Forward Foreign Currency Contracts	Unrealized gain on forward foreign currency contracts	$61,255		Unrealized loss on forward foreign currency contracts	$26

Total			$61,255			$26

Large Cap Index Fund	Stock Index Futures Contracts	Variation Margin; Analysis of Net Assets - Net Unrealized Appreciation	$7,796	(a)	Variation Margin; Analysis of Net Assets - Net Unrealized Depreciation	$—

Total			$7,796			$—

Small Cap Index Fund	Stock Index Futures Contracts	Variation Margin; Analysis of Net Assets - Net Unrealized Appreciation	$2,229	(a)	Variation Margin; Analysis of Net Assets - Net Unrealized Depreciation	$—

Total			$2,229			$—

International Index Fund	Stock Index Futures Contracts	Variation Margin; Analysis of Net Assets - Net Unrealized Appreciation	$—		Variation Margin; Analysis of Net Assets - Net Unrealized Depreciation	$430

Total			$—			$430

(a) Represents cumulative unrealized gain (loss) on futures contracts. Variation margin disclosed on the Statements of Assets and Liabilities is for the last day of the period.

As of December 31, 2011, the average quarterly balance of outstanding derivative instruments was as follows:

	Futures Contracts		Foreign Currency Contracts
Fund	Average Number of Contracts Purchased	Average Notional Value of Contracts Purchased	Average Number of Contracts Purchased	Average U.S. Dollar of Contracts Purchased	Average Number of Contracts Sold	Average U.S. Dollar of Contracts Sold
International Equity Fund	—	$ —	5	$1,089,842	12	$655,338
Large Cap Index Fund	38	2,349,515	—	—	—	—
Small Cap Index Fund	44	3,353,392	—	—	—	—
International Index Fund	41	2,379,574	2	108,036	2	65,987

STATE FARM VARIABLE PRODUCT TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

As of December 31, 2011, the effect of derivative instruments on the Statement of Operations was as follows:

		Amount of Realized Gain (Loss) on Derivatives Recognized in Income		Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Fund	Derivatives not accounted for as hedging instruments	Futures	Forward Currency Contracts	Futures	Forward Currency Contracts
International Equity Fund	Forward Foreign Currency Contracts	$ —	$(5,912)	$ —	$61,257
Large Cap Index Fund	Stock Index Futures Contracts	(70,252)	—	(33,862)	—
Small Cap Index Fund	Stock Index Futures Contracts	(96,483)	—	(73,423)	—
International Index Fund	Stock Index Futures Contracts	(316,845)	46,186	150	—

New accounting pronouncement

In May 2011, the Financial Accounting Standards Board (“FASB”) issued ASU No. 2011-4, “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs”, which is effective for reporting periods beginning after December 15, 2011. This update changes the wording used to describe many of the requirements in U.S. GAAP for measuring fair value and for disclosing information about fair value measurements. They also clarify that a reporting entity should disclose quantitative information about the unobservable inputs used in a fair value measurement that is categorized within Level 3 of the fair value hierarchy. At this time, the Trust’s management is evaluating the impact these amendments may have on the Trust’s financial statements, if any.

3. Transactions with affiliates

The Trust has entered into an investment advisory and management services agreement with SFIMC pursuant to which each Fund pays SFIMC an annual fee (computed on a daily basis and paid monthly) at the following annual rates:

Large Cap Equity Fund	0.60% of average daily net assets
Small/Mid Cap Equity Fund	0.80% of average daily net assets
International Equity Fund	0.80% of average daily net assets
Large Cap Index Fund (a)	0.24% of average daily net assets
Small Cap Index Fund	0.40% of average daily net assets
International Index Fund	0.55% of average daily net assets
Balanced Fund	None
Bond Fund	0.50% of average daily net assets
Money Market Fund	0.40% of average daily net assets
(a) Effective September 1, 2011, the management fee for the Large Cap Equity Index Fund decreased from 0.26% to 0.24% of the Fund’s average daily net assets.

SFIMC has agreed not to be paid an investment advisory and management services fee for performing its services for the Balanced Fund. However, SFIMC receives investment advisory fees from managing the underlying Funds in which the Balanced Fund invests.

With respect to each Fund, other than the Balanced, International Equity and International Index Funds, SFIMC has agreed to reimburse the expenses incurred by each Fund, (other than the investment advisory and management services fee, acquired fund fees and expenses and custody fees in the case of the Large Cap Index Fund and the Small Cap Index Fund) that exceed 0.10% of such Fund’s average daily net assets. With respect to the Balanced Fund, SFIMC has agreed to reimburse all expenses incurred by the Fund other than acquired fund fees and expenses. With respect to the International Equity and International Index Funds, SFIMC has agreed to reimburse the expenses incurred by these Funds, other than the investment advisory and management services fee and acquired fund fees and expenses, that exceed 0.20% of the Fund’s average daily net assets. With respect to the Large Cap Index Fund and the Small Cap Index Fund, SFIMC has agreed to reimburse all custody fees.

Beginning in early February 2009, the daily interest income on securities held by the Money Market Fund fell to a level below the amount of operating expenses incurred by the Money Market Fund. Since that time, SFIMC has been voluntarily waiving portions of its fees in amounts necessary to keep the daily net investment income of the Money Market Fund from falling below zero.

These expense reductions are voluntary and may be eliminated by SFIMC at any time.

STATE FARM VARIABLE PRODUCT TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

The Funds do not pay any direct or indirect discount, commission or other compensation for transfer agent services provided by SFIMC or for distribution and underwriting services provided by State Farm VP Management Corp.

SFIMC has engaged Bridgeway Capital Management, Inc. (“Bridgeway”) and Westwood Management Corp. (“Westwood”) as the investment sub-advisers to provide day-to-day portfolio management for the Large Cap Equity Fund; Bridgeway and Rainier Investment Management, Inc. (“Rainier”) as the investment sub-advisers to provide day-to-day portfolio management for the Small/Mid Cap Equity Fund; Marsico Capital Management, LLC (“Marsico”) and Northern Cross, LLC (“Northern Cross”) as the investment sub-advisers to provide day-to-day portfolio management for the International Equity Fund; and BlackRock Fund Advisors (“BlackRock”) as the investment sub-adviser to provide day-to-day portfolio management for the Large Cap Index, Small Cap Index and International Index Funds.

In accordance with the investment objective of the Fund or Funds each sub-advises, Bridgeway, Westwood, Marsico, Northern Cross, BlackRock, and Rainier determine which securities to buy and sell, select the brokers and dealers to effect the transactions, and negotiate commissions. Bridgeway’s, Westwood’s, Rainier’s, Marsico’s, Northern Cross’s, and BlackRock’s sub-advisory fees for managing the respective portfolios are paid by SFIMC. No additional advisory fees are charged to the Funds for the services of the sub-advisers.

For the year ended December 31, 2011, the following fees were earned by BlackRock, Bridgeway, Rainier, Westwood, Marisco, and Northern Cross for sub-advisory services (not all amounts earned were paid during the period):

	BlackRock	Bridgeway	Rainier	Westwood	Marsico	Northern Cross
Large Cap Equity Fund	$—	$83,892	$—	$67,035	$—	$—
Small Mid/Cap Equity Fund	—	120,127	125,401	—	—	—
International Equity Fund	—	—	—	—	96,805	111,234
Large Cap Index Fund	205,363	—	—	—	—	—
Small Cap Index Fund	233,234	—	—	—	—	—
International Index Fund	268,160	—	—	—	—	—

Total Sub-Advisory Fees	$706,757	$204,019	$125,401	$67,035	$96,805	$111,234

Certain officers and/or trustees of the Trust are also officers and/or directors of SFIMC. The Trust made no payments to its officers or trustees except for trustees’ fees paid to or accrued for the Trust’s independent trustees.

4. Investment transactions

For the year ended December 31, 2011, investment transactions (exclusive of short-term instruments) were as follows:

	Purchases (excluding U.S. Government Obligations)	Sales (excluding U.S. Government Obligations)	Purchases of U.S. Government Obligations	Sales of U.S. Government Obligations
Large Cap Equity Fund	$15,858,833	$15,577,203	$ —	$—
Small/Mid Cap Equity Fund	35,619,387	35,788,837	—	—
International Equity Fund	21,629,359	21,789,362	—	—
Large Cap Index Fund	16,488,552	40,017,589	—	—
Small Cap Index Fund	33,737,735	45,169,084	—	—
International Index Fund	6,067,161	8,914,822	—	—
Balanced Fund	1,239,581	5,850,000	—	—
Bond Fund	8,961,404	25,110,962	16,196,543	—

STATE FARM VARIABLE PRODUCT TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

5. Futures and foreign currency contracts

As of December 31, 2011, the International Equity Fund had the following open forward foreign currency contracts. See Note 2 under

Financial Instruments:

International Equity Fund
Foreign Amount Purchased (Sold)	Currency	Counterparty	Settlement Date	U.S. Dollar Amount Purchased (Sold)	Unrealized Gain	Unrealized (Loss)
1,778	Brazilian Real	State Street Bank and Trust Company	01/03/2012	(954)	$ —	$ —
5,480	Brazilian Real	State Street Bank and Trust Company	01/03/2012	(2,939)	—	(1)
12,410	Brazilian Real	State Street Bank and Trust Company	01/03/2012	(6,655)	—	(2)
14,436	Brazilian Real	State Street Bank and Trust Company	01/03/2012	(7,742)	—	(3)
51,641	British Pound	Royal Bank of Scotland PLC	01/04/2012	(79,537)	662	—
150,928	Danish Krone	Royal Bank of Scotland PLC	01/03/2012	(26,283)	—	(4)
27,584	Euro	Royal Bank of Scotland PLC	01/03/2012	(35,696)	4	—
318,060	Hong Kong Dollar	Royal Bank of Scotland PLC	01/03/2012	(40,925)	27	—
3,986,078	Japanese Yen	Royal Bank of Scotland PLC	01/05/2012	(51,335)	452	—
7,503,188	South Korean Won	State Street Bank and Trust Company	01/03/2012	(6,493)	21	—
176,752	Swedish Krona	Morgan Stanley and Co. Inc.	01/04/2012	(25,699)	—	(16)
45,908	Swedish Krona	Royal Bank of Scotland PLC	01/03/2012	(6,647)	24	—
15,744	Swiss Franc	Royal Bank of Scotland PLC	01/04/2012	(16,731)	31	—
(80,000)	Swiss Franc	State Street Bank and Trust Company	08/16/2012	103,667	17,983	—
(80,000)	Swiss Franc	State Street Bank and Trust Company	08/17/2012	102,783	17,095	—
(80,000)	Swiss Franc	State Street Bank and Trust Company	08/20/2012	101,594	15,898	—
(21,000)	Swiss Franc	State Street Bank and Trust Company	09/06/2012	26,706	4,198	—
(15,000)	Swiss Franc	State Street Bank and Trust Company	08/13/2012	20,915	4,850	—
(6,896)	Swiss Franc	UBS AG	01/05/2012	7,351	10	—

				Total	$61,255	$ (26)

The International Index Fund had no open forward foreign currency contracts at December 31, 2011.

The Large Cap Index, Small Cap Index and International Index Funds had the following open futures contracts at December 31, 2011:

Fund	Type	Number of contracts	Notional Value	Market Value	Position	Expiration Month	Unrealized Gain (Loss)
Large Cap Index Fund	S&P 500 Index Mini	28	$1,745,844	$1,753,640	Long	March ‘12	$7,796

Small Cap Index Fund	Russell 2000 Index Mini	37	2,731,331	2,733,560	Long	March ‘12	$2,229

International Index Fund	TOPIX Index	5	482,980	472,911	Long	March ‘12	(10,069)
International Index Fund	DJ Euro Stoxx 50	23	676,893	687,040	Long	March ‘12	10,147
International Index Fund	FTSE 100 Index	7	590,591	601,819	Long	March ‘12	11,228
International Index Fund	ASX SPI 200 Index	3	320,034	308,298	Long	March ‘12	(11,736)

Total							$(430)

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance of each Fund for the past five years, or if performance information is not available for these periods, since the Fund’s inception. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

STATE FARM VARIABLE PRODUCT TRUST LARGE CAP EQUITY FUND

(For a share outstanding throughout each period)

	Year ended December 31,
	2011	2010	2009	2008	2007
Net asset value, beginning of period	$7.59	6.74	5.59	9.82	11.43

Income from Investment Operations
Net investment income (a)	0.09	0.06	0.07	0.18	0.26
Net gain (loss) on investments (both realized and unrealized)	(0.10)	0.85	1.15	(4.22)	(1.00)

Total from investment operations	(0.01)	0.91	1.22	(4.04)	(0.74)

Less Distributions
Net investment income	(0.09)	(0.06)	(0.07)	(0.13)	(0.24)
Net realized gain	—	—	—	(0.06)	(0.63)

Total distributions	(0.09)	(0.06)	(0.07)	(0.19)	(0.87)

Net asset value, end of period	$7.49	7.59	6.74	5.59	9.82

Total Return	(0.12)%	13.55%	21.84%	(41.12)%	(6.55)%

Net assets, end of period (millions)	$36.6	36.5	31.5	25.1	40.2

Ratios to average net assets assuming expense reductions
Expenses	0.70%	0.70%	0.70%	0.70%	0.70%
Net investment income	1.19%	0.89%	1.24%	2.30%	2.24%

Ratios to average net assets absent expense reductions
Expenses	0.75%	0.75%	0.78%	0.74%	0.70%
Net investment income	1.14%	0.84%	1.16%	2.26%	2.24%

Portfolio turnover rate	42%	57%	70%	144%	40%

(a)	Average shares outstanding for the period were used to calculate net investment income per share.

100	See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST SMALL/MID CAP EQUITY FUND

(For a share outstanding throughout each period)

	Year ended December 31,
	2011	2010	2009	2008	2007
Net asset value, beginning of period	$9.64	7.80	6.00	11.28	10.79

Income from Investment Operations
Net investment income (a)(b)	0.02	0.03	0.03	0.01	—
Net gain (loss) on investments (both realized and unrealized)	(0.22)	1.83	1.78	(5.14)	1.71

Total from investment operations	(0.20)	1.86	1.81	(5.13)	1.71

Less Distributions
Net investment income (c)	(0.03)	(0.02)	(0.01)	—	—
Net realized gain	—	—	—	(0.15)	(1.22)

Total distributions	(0.03)	(0.02)	(0.01)	(0.15)	(1.22)

Net asset value, end of period	$9.41	9.64	7.80	6.00	11.28

Total Return	(2.08)%	23.89%	30.12%	(45.36)%	15.81%

Net assets, end of period (millions)	$39.5	40.6	32.4	24.0	41.2

Ratios to average net assets assuming expense reductions
Expenses	0.90%	0.90%	0.90%	0.90%	0.90%
Net investment income	0.25%	0.36%	0.42%	0.10%	0.04%

Ratios to average net assets absent expense reductions
Expenses	0.97%	0.99%	1.02%	0.97%	0.97%
Net investment income	0.18%	0.27%	0.30%	0.03%	(0.03)%

Portfolio turnover rate	87%	108%	131%	101%	96%

(a)	Net investment income represents less than $0.01 per share in 2007.
(b)	Average shares outstanding for the period were used to calculate net investment income per share.
(c)	Distributions from net investment income represent less than $0.01 per share in 2008 and 2007.

See accompanying notes to financial statements.	101

STATE FARM VARIABLE PRODUCT TRUST INTERNATIONAL EQUITY FUND

(For a share outstanding throughout each period)

			Year ended December 31,
	2011	2010	2009	2008	2007
Net asset value, beginning of period	$9.75	8.82	6.55	12.84	12.93

Income from Investment Operations
Net investment income (a)	0.12	0.09	0.09	0.21	0.17
Net gain (loss) on investments (both realized and unrealized)	(1.47)	1.01	2.36	(6.26)	1.30

Total from investment operations	(1.35)	1.10	2.45	(6.05)	1.47

Less Distributions
Net investment income (b)	(0.17)	(0.17)	(0.18)	—	(0.22)
Net realized gain	—	—	—	(0.24)	(1.34)

Total distributions	(0.17)	(0.17)	(0.18)	(0.24)	(1.56)

Net asset value, end of period	$8.23	9.75	8.82	6.55	12.84

Total Return	(13.79)%	12.52%	37.35%	(47.03)%	11.10%

Net assets, end of period (millions)	$34.2	40.0	35.2	25.1	47.2

Ratios to average net assets assuming expense reductions
Expenses	1.00%	1.00%	1.00%	1.00%	1.00%
Net investment income	1.28%	1.05%	1.19%	2.08%	1.23%

Ratios to average net assets absent expense reductions
Expenses	1.29%	1.36%	1.53%	1.38%	1.23%
Net investment income	0.99%	0.69%	0.66%	1.70%	1.00%

Portfolio turnover rate	57%	66%	65%	157%	49%

(a)	Average shares outstanding for the period were used to calculate net investment income per share.
(b)	Distributions from net investment income represent less than $0.01 per share in 2008.

102	See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST LARGE CAP EQUITY INDEX FUND

(For a share outstanding throughout each period)

			Year ended December 31,
	2011		2010		2009		2008		2007
Net asset value, beginning of period	$12.50		11.20		9.04		14.83		14.37

Income from Investment Operations
Net investment income (a)	0.23		0.20		0.19		0.25		0.25
Net gain (loss) on investments (both realized and unrealized)	(0.01)		1.45		2.16		(5.76)		0.50

Total from investment operations	0.22		1.65		2.35		(5.51)		0.75

Less Distributions
Net investment income (b)	—		(0.21)		(0.19)		(0.25)		(0.25)
Net realized gain	(0.05)		(0.14)		—		(0.03)		(0.04)

Total distributions	(0.05)		(0.35)		(0.19)		(0.28)		(0.29)

Net asset value, end of period	$12.67		12.50		11.20		9.04		14.83

Total Return	1.83%		14.73%		26.07%		(37.14)%		5.23%

Net assets, end of period (millions)	$454.4		478.6		445.4		368.2		613.1

Ratios to average net assets
Expenses	0.31	%(c)	0.32	%(c)	0.32	%(c)	0.32	%(c)	0.31	%(c)
Net investment income	1.79%		1.75%		2.02%		2.00%		1.65%

Portfolio turnover rate	4%		5%		5%		5%		4%

(a)	Average shares outstanding for the period were used to calculate net investment income per share.
(b)	Distributions from net investment income represent less than $0.01 per share in 2011.
(c)	The effect of expense reimbursements is less than 0.005%.

See accompanying notes to financial statements.	103

STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND

(For a share outstanding throughout each period)

	Year ended December 31,
	2011	2010	2009	2008	2007
Net asset value, beginning of period	$10.82	8.64	6.89	11.57	12.94

Income from Investment Operations
Net investment income (a)	0.08	0.08	0.07	0.10	0.15
Net gain (loss) on investments (both realized and unrealized)	(0.56)	2.18	1.75	(4.09)	(0.43)

Total from investment operations	(0.48)	2.26	1.82	(3.99)	(0.28)

Less Distributions
Net investment income	(0.08)	(0.08)	(0.06)	(0.09)	(0.14)
Net realized gain	(0.47)	—	(0.01)	(0.60)	(0.95)

Total distributions	(0.55)	(0.08)	(0.07)	(0.69)	(1.09)

Net asset value, end of period	$9.79	10.82	8.64	6.89	11.57

Total Return	(4.53)%	26.12%	26.39%	(34.05)%	(2.22)%

Net assets, end of period (millions)	$218.7	244.2	208.0	172.1	276.2

Ratios to average net assets assuming expense reductions
Expenses	0.50%	0.50%	0.50%	0.50%	0.49%
Net investment income	0.72%	0.83%	0.94%	1.00%	1.15%

Ratios to average net assets absent expense reductions
Expenses	0.51%	0.52%	0.53%	0.51%	0.50%
Net investment income	0.71%	0.81%	0.91%	0.99%	1.14%

Portfolio turnover rate	14%	13%	22%	20%	20%

(a)	Average shares outstanding for the period were used to calculate net investment income per share.

104	See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST INTERNATIONAL EQUITY INDEX FUND

(For a share outstanding throughout each period)

	Year ended December 31,
	2011	2010	2009	2008	2007
Net asset value, beginning of period	$12.24	11.67	9.35	17.11	16.32

Income from Investment Operations
Net investment income (a)	0.32	0.25	0.24	0.41	0.38
Net gain (loss) on investments (both realized and unrealized)	(1.85)	0.59	2.37	(7.63)	1.30

Total from investment operations	(1.53)	0.84	2.61	(7.22)	1.68

Less Distributions
Net investment income	(0.33)	(0.27)	(0.29)	(0.25)	(0.47)
Net realized gain (b)	(0.04)	—	—	(0.29)	(0.42)

Total distributions	(0.37)	(0.27)	(0.29)	(0.54)	(0.89)

Net asset value, end of period	$10.34	12.24	11.67	9.35	17.11

Total Return	(12.50)%	7.18%	28.01%	(42.13)%	10.04%

Net assets, end of period (millions)	$236.9	280.1	272.9	220.1	394.5

Ratios to average net assets
Expenses	0.69%	0.67%	0.71%	0.75%	0.71%
Net investment income	2.73%	2.19%	2.42%	2.95%	2.19%

Portfolio turnover rate	2%	4%	4%	5%	6%

(a)	Average shares outstanding for the period were used to calculate net investment income per share.
(b)	Distributions from net realized gain represent less than $0.01 per share in 2009.

See accompanying notes to financial statements.	105

STATE FARM VARIABLE PRODUCT TRUST STOCK AND BOND BALANCED FUND

(For a share outstanding throughout each period)

			Year ended December 31,
	2011	2010	2009	2008	2007
Net asset value, beginning of period	$12.36	11.39	9.76	13.33	12.96

Income from Investment Operations
Net investment income (a)	0.16	0.30	0.30	0.38	0.36
Net gain (loss) on investments (both realized and unrealized)	0.28	1.00	1.74	(3.48)	0.39

Total from investment operations	0.44	1.30	2.04	(3.10)	0.75

Less Distributions
Net investment income	(0.31)	(0.32)	(0.41)	(0.39)	(0.34)
Net realized gain (b)	(0.08)	(0.01)	—	(0.08)	(0.04)

Total distributions	(0.39)	(0.33)	(0.41)	(0.47)	(0.38)

Net asset value, end of period	$12.41	12.36	11.39	9.76	13.33

Total Return	3.72%	11.46%	21.06%	(23.14)%	5.73%

Net assets, end of period (millions)	$78.3	81.0	76.7	68.3	98.5

Ratios to average net assets assuming expense reductions
Expenses (c)	0.00%	0.00%	0.00%	0.00%	0.00%
Net investment income	1.30%	2.51%	2.92%	3.15%	2.71%

Ratios to average net assets absent expense reductions
Expenses (c)	0.09%	0.07%	0.07%	0.07%	0.07%
Net investment income	1.21%	2.44%	2.85%	3.08%	2.64%

Portfolio turnover rate	2%	8%	3%	7%	3%

(a)	Average shares outstanding for the period were used to calculate net investment income per share.
(b)	Distributions from net realized gain represent less than $0.01 per share in 2009.
(c)	Expense ratios relate to the Balanced Fund only and do not reflect the Fund’s proportionate share of the expenses of the underlying funds.

106	See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST BOND FUND

(For a share outstanding throughout each period)

			Year ended December 31,
	2011	2010	2009	2008		2007
Net asset value, beginning of period	$10.61	10.43	9.71	10.08		9.92

Income from Investment Operations
Net investment income	0.36	0.39	0.45	0.46		0.46
Net gain (loss) on investments (both realized and unrealized)	0.33	0.18	0.72	(0.37)		0.16

Total from investment operations	0.69	0.57	1.17	0.09		0.62

Less Distributions
Net investment income	(0.36)	(0.39)	(0.45)	(0.46)		(0.46)

Total distributions	(0.36)	(0.39)	(0.45)	(0.46)		(0.46)

Net asset value, end of period	$10.94	10.61	10.43	9.71		10.08

Total Return	6.58%	5.54%	12.25%	0.95%		6.37%

Net assets, end of period (millions)	$175.4	173.7	170.4	166.7		190.3

Ratios to average net assets
Expenses	0.58%	0.58%	0.58%	0.58	%(a)	0.58	%(a)
Net investment income	3.31%	3.70%	4.42%	4.67%		4.59%

Portfolio turnover rate	15%	18%	7%	6%		17%

(a)	The effect of expense reimbursements is less than 0.005%.

See accompanying notes to financial statements.	107

STATE FARM VARIABLE PRODUCT TRUST MONEY MARKET FUND

(For a share outstanding throughout each period)
		Year ended December 31,
	2011	2010	2009	2008	2007
Net asset value, beginning of period	$1.00	1.00	1.00	1.00	1.00

Income from Investment Operations
Net investment income (a)	—	—	—	0.02	0.05

Total from investment operations	—	—	—	0.02	0.05

Less Distributions
Net investment income (b)	—	—	—	(0.02)	(0.05)

Total distributions	—	—	—	(0.02)	(0.05)

Net asset value, end of period	$1.00	1.00	1.00	1.00	1.00

Total Return	0.00%	0.00%	0.03%	2.08%	4.77%

Net assets, end of period (millions)	$40.0	42.8	46.4	50.9	49.8

Ratios to average net assets assuming expense reductions
Expenses (c)	0.11%	0.16%	0.28%	0.50%	0.50%
Net investment income	0.00%	0.00%	0.03%	2.06%	4.67%

Ratios to average net assets absent expense reductions
Expenses	0.58%	0.53%	0.55%	0.53%	0.55%
Net investment income	(0.47)%	(0.37)%	(0.24)%	2.03%	4.62%

(a)	Net investment income represents less than $0.01 per share in 2009.
(b)	Distributions from net investment income represent less than $0.01 per share in 2009.
(c)	The expense ratio for 2011, 2010 and 2009 includes the effect of the voluntary fee waiver from SFIMC described in Note 3 under Transactions with affiliates.

108	See accompanying notes to financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of

State Farm Variable Product Trust:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Large Cap Equity Fund, Small/Mid Cap Equity Fund, International Equity Fund, Large Cap Equity Index Fund, Small Cap Equity Index Fund, International Equity Index Fund, Stock and Bond Balanced Fund, Bond Fund and Money Market Fund, nine funds comprising the State Farm Variable Product Trust (the “Funds”), at December 31, 2011, the results of each of their operations, the changes in each of their net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2011 by correspondence with the custodian, brokers and the transfer agent of affiliated investment companies, provides a reasonable basis for our opinion. The statements of changes in net assets and the financial highlights of the Funds for the periods ended December 31, 2010 and prior were audited by another independent registered public accounting firm whose report dated February 22, 2011 expressed an unqualified opinion on those statements and highlights.

PricewaterhouseCoopers LLP

Chicago, Illinois

February 24, 2012

CHANGE IN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (unaudited)

On September 16, 2011, the Board of Trustees of State Farm Variable Product Trust (the “Trust”), upon the recommendation of the Audit Committee of the Board of Trustees of the Trust (the “Audit Committee”), ratified the Audit Committee’s appointment of PricewaterhouseCoopers LLP (“PwC”) as the independent registered public accounting firm to the Trust for its fiscal year ending December 31, 2011, to be effective upon the resignation of Ernst & Young LLP (“E&Y”) from that position.

Effective September 19, 2011, E&Y resigned as independent registered public accounting firm to the Trust. For the fiscal years ended December 31, 2010 and December 30, 2009, and during the interim period commencing January 1, 2011 and ended September 19, 2011 (the date of E&Y’s resignation as independent registered public accounting firm to the Trust), E&Y served as the Trust’s independent registered public accounting firm with respect to the nine separate investment portfolios of the Trust (together the “Funds”). For the fiscal years ended December 31, 2010 and December 30, 2009, E&Y’s audit reports concerning the Funds contained no adverse opinion or disclaimer of opinion; nor were its reports qualified or modified as to uncertainty, audit scope, or accounting principles. Further, in connection with its audits for the fiscal years ended December 31, 2010 and December 30, 2009, and through September 19, 2011, there were no disagreements between the Trust and E&Y on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of E&Y, would have caused it to make reference to the disagreements in its reports on the financial statements for such periods. In addition, there were no reportable events of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

During the Trust’s fiscal years ended December 31, 2010 and December 30, 2009, and the interim period ended September 19, 2011, neither the Trust nor anyone on its behalf consulted PwC concerning (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Trust’s financial statements or (ii) the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a)(1)(v) of said Item 304).

Management Information – State Farm Variable Product Trust (unaudited)

I. Information about Non-Interested (Independent) Trustees of State Farm Variable Product Trust

Name, Address, and Age	Position(s) Held with Fund	Length of Time Served and Term of Office	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years

Thomas M. Mengler One State Farm Plaza Bloomington, Illinois 61710 Age 58	Trustee	Began service in 1998 and serves until successor is elected or appointed.	DEAN and PROFESSOR OF LAW – University of St. Thomas School of Law; TRUSTEE – State Farm Mutual Fund Trust, State Farm Associates’ Funds Trust.	28	None
James A. Shirk One State Farm Plaza Bloomington, Illinois 61710 Age 67	Trustee	Began service in 1997 and serves until successor is elected or appointed.	DIRECTOR and PRESIDENT – Beer Nuts, Inc. (manufacturer of snack foods); PRESIDENT/OWNER - Tiehack Development Corp. (land developer); TRUSTEE – State Farm Mutual Fund Trust, State Farm Associates’ Funds Trust.	28	None
Victor J. Boschini One State Farm Plaza Bloomington, Illinois 61710 Age 55	Trustee	Began service in 2001 and serves until successor is elected or appointed.	CHANCELLOR – Texas Christian University; TRUSTEE – State Farm Mutual Fund Trust, State Farm Associates’ Funds Trust.	28	None
David L. Vance One State Farm Plaza Bloomington, Illinois 61710 Age 59	Trustee	Began service in 2001 and serves until successor is elected or appointed.	PRESIDENT/OWNER (since 7/2010) - Poudre River Press LLC (book publisher); CONSULTANT/ PRESIDENT (since 2/2007) – Manage Learning LLC (consults with organizations on learning strategy, governance, measurement, and evaluation); PRESIDENT (1/2001-1/2007) – Caterpillar University; CHIEF ECONOMIST AND MANAGER of the Business Intelligence Group (12/1994-1/2007) – Caterpillar, Inc. (manufacturer of heavy equipment and earth-moving machinery); TRUSTEE – State Farm Mutual Fund Trust, State Farm Associates’ Funds Trust.	28	None
Donald A. Altorfer One State Farm Plaza Bloomington, Illinois 61710 Age 68	Trustee	Began service in 2001 and serves until successor is elected or appointed.	CHAIRMAN – Altorfer, Inc. (dealer in heavy machinery and equipment); TRUSTEE – State Farm Mutual Fund Trust, State Farm Associates’ Funds Trust.	28	None
Alan R. Latshaw One State Farm Plaza Bloomington, Illinois 61710 Age 60	Trustee	Began service in 2005 and serves until successor is elected or appointed.	RETIRED; TRUSTEE – State Farm Mutual Fund Trust, State Farm Associates’ Funds Trust.	28	TRUSTEE – MainStay Funds (65 portfolios) TRUSTEE – (10/2005- 8/2007) Utopia Funds (4 portfolios)
Anita M. Nagler One State Farm Plaza Bloomington, Illinois 61710 Age 55	Trustee	Began service in 2006 and serves until successor is elected or appointed.	DIRECTOR (since 2/2008) - Baron Capital Group, Inc. (investment adviser and distributor of mutual funds); PRIVATE INVESTOR; TRUSTEE – State Farm Mutual Fund Trust, State Farm Associates’ Funds Trust.	28	None

Management Information – State Farm Variable Product Trust (unaudited)

II. Information about Interested Trustees/Officers of State Farm Variable Product Trust

Name, Address, and Age	Position(s) Held with Fund	Length of Time Served and Term of Office	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Edward B. Rust, Jr.* One State Farm Plaza Bloomington, Illinois 61710 Age 61	Trustee and President	Began service in 1997 and serves until successor is elected or appointed.	CHAIRMAN OF THE BOARD, CHIEF EXECUTIVE OFFICER, PRESIDENT (since 1/2007) and DIRECTOR – State Farm Mutual Automobile Insurance Company; PRESIDENT and DIRECTOR – State Farm VP Management Corp., State Farm Investment Management Corp.; PRESIDENT and TRUSTEE – State Farm Mutual Fund Trust, State Farm Associates’ Funds Trust.	28	DIRECTOR – McGraw-Hill Corporation (publishing Company); DIRECTOR – Caterpillar, Inc.; DIRECTOR – Helmerich & Payne, Inc. (energy exploration and production company)
Michael L. Tipsord* One State Farm Plaza Bloomington, Illinois 61710 Age 52	Trustee, Senior Vice President and Treasurer	Began service in 2002 and serves until successor is elected or appointed.	VICE CHAIRMAN and CHIEF OPERATING OFFICER (since 12/2010), CHIEF FINANCIAL OFFICER (before 12/2010), TREASURER (before 6/2009), and DIRECTOR (since 6/2007) – State Farm Mutual Automobile Insurance Company; DIRECTOR, SENIOR VICE PRESIDENT and TREASURER – State Farm Investment Management Corp., State Farm VP Management Corp.; TRUSTEE, SENIOR VICE PRESIDENT and TREASURER – State Farm Mutual Fund Trust, State Farm Associates’ Funds Trust.	28	DIRECTOR – Navigant Consulting, Inc. (international consulting firm)

*	Messrs. Rust and Tipsord are “interested” Trustees as defined by the Investment Company Act of 1940 because of their respective positions with State Farm Variable Product Trust, State Farm VP Management Corp., State Farm Investment Management Corp. and with the affiliates of these companies.

Management Information – State Farm Variable Product Trust (unaudited)

III. Information about Officers of State Farm Variable Product Trust

Name, Address, and Age	Position(s) Held with Fund	Length of Time Served and Term of Office	Principal Occupation(s) During the Past 5 Years
Donald E. Heltner One State Farm Plaza Bloomington, Illinois 61710 Age 64	Vice President	Began service in 1998 and serves until removed.

VICE PRESIDENT – FIXED INCOME – State Farm Mutual Automobile Insurance Company; VICE PRESIDENT – State Farm Investment Management Corp., State Farm Mutual Fund Trust, State Farm Associates’ Funds Trust.

Paul J. Smith One State Farm Plaza Bloomington, Illinois 61710 Age 48	Senior Vice President	Began service in June 2011 and serves until removed.	CHIEF FINANCIAL OFFICER (since 12/2010), TREASURER (since 6/2009), SENIOR VICE PRESIDENT (since 3/2007), and OPERATIONS VICE PRESIDENT (7/2005 - 3/2007) - State Farm Mutual Automobile Insurance Company; DIRECTOR (since 3/2011) and SENIOR VICE PRESIDENT (since 12/2009) - State Farm Investment Management Corp., State Farm VP Management Corp.; SENIOR VICE PRESIDENT (since 6/2011) – State Farm Mutual Fund Trust, State Farm Associates’ Funds Trust.
Kurt T. Oleson Three State Farm Plaza South Bloomington, Illinois 61791 Age 50	Vice President and Secretary	Began service in March 2009 and serves until removed.	ASSISTANT VICE PRESIDENT – SECURITIES PRODUCTS (since 1/2009) and ASSISTANT VICE PRESIDENT – AUDITING (9/2006-1/2009) – State Farm Mutual Automobile Insurance Company; VICE PRESIDENT – FINANCIAL and SECRETARY (since 3/2009) – State Farm Investment Management Corp., State Farm VP Management Corp.; VICE PRESIDENT and SECRETARY (since 3/2009) – State Farm Mutual Fund Trust, State Farm Associates’ Funds Trust.
Joe R. Monk Jr. One State Farm Plaza Bloomington, IL 61710 Age 48	Senior Vice President	Began service in March 2011 and serves until removed.	SENIOR VICE PRESIDENT, CHIEF ADMINISTRATIVE OFFICER (since 4/2010) and OPERATIONS VICE PRESIDENT (6/2008 - 4/2010) – State Farm Life Insurance Company; VICE PRESIDENT - SECURITIES PRODUCTS (since 1/2011), VICE PRESIDENT – HEALTH (since 4/2010), OPERATIONS VICE PRESIDENT - HEALTH (6/2008 - 4/2010) and VICE PRESIDENT - AGENCY (12/2004 - 6/2008) - State Farm Mutual Automobile Insurance Company; SENIOR VICE PRESIDENT (since 7/2010) – State Farm Investment Management Corp., State Farm VP Management Corp.; SENIOR VICE PRESIDENT (since 3/2011) - State Farm Mutual Fund Trust, State Farm Associates’ Funds Trust.
David R. Grizzle Three State Farm Plaza Bloomington, Illinois 61791 Age 52	Chief Compliance Officer and Assistant Secretary- Treasurer	Began service as Assistant Secretary- Treasurer in 2001 and as Chief Compliance Officer in 2006 and serves until removed.	CHIEF COMPLIANCE OFFICER – State Farm Mutual Fund Trust, State Farm Associates’ Funds Trust; DIRECTOR – SECURITIES PRODUCTS – State Farm Mutual Automobile Insurance Company; ASSISTANT SECRETARY – TREASURER – State Farm Mutual Fund Trust, State Farm Associates’ Funds Trust; CHIEF COMPLIANCE OFFICER and ASSISTANT SECRETARY – TREASURER – State Farm Investment Management Corp.; ASSISTANT SECRETARY – TREASURER – State Farm VP Management Corp.
Joseph P. Young One State Farm Plaza Bloomington, IL 61710 Age 48	Vice President	Began service in December 2011 and serves until removed.	ASSISTANT VICE PRESIDENT - FIXED INCOME (since 6/2011) - State Farm Mutual Automobile Insurance Company; VICE PRESIDENT - FIXED INCOME (3/1998 - 5/2011) - Nationwide Insurance; VICE PRESIDENT (since 12/2011) – State Farm Mutual Fund Trust, State Farm Associates’ Funds Trust.

The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees of the Trust, and the SAI is available without charge upon request. Call toll-free 1-888-702-2307 to request a copy of the SAI.

[THIS PAGE INTENTIONALLY LEFT BLANK]

State Farm VP Management Corp (Underwriter and Distributor of Securities Products) One State Farm Plaza Bloomington, IL 61710-0001	U.S. POSTAGE PAID LANCASTER, PA PERMIT NO. 1275
FORWARDING SERVICE REQUESTED	PRESORTED STANDARD

Issued by:

State Farm Life Insurance Company (Not licensed in MA, NY, or WI)
State Farm Life and Accident Assurance Company	Not
(Licensed in NY and WI)	FDIC	— May Lose Value
Home Office, Bloomington, Illinois	Insured	— No Bank Guarantee
State Farm VP Management Corp.
(Underwriter and Distributor of Securities Products)
One State Farm Plaza
Bloomington, Illinois 61710-0001
1-888-702-2307

statefarm.com®

2-2012
231-3571.14-CH	AP2012/02/0202	Printed in U.S.A.

ITEM 2.   CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrants’ principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (each a “covered person”). During the period covered by this Form N-CSR, registrant did not make any amendment to any provisions of such code of ethics that applies to a covered person and that relates to any element of such code set forth in paragraph (b) of Item 2 of Form N-CSR, and registrant did not grant any waiver from such code of ethics provisions. Registrant hereby undertakes to provide a copy of such code of ethics to any person upon request, without charge. To request a copy of the code of ethics, contact the registrant at 1-888-702-2307.

ITEM 3.   AUDIT COMMITTEE FINANCIAL EXPERT.

Registrant’s board of trustees has determined that Alan Latshaw and Anita Nagler, members of the registrant’s Audit Committee, each have all of the attributes to be deemed an “audit committee financial expert,” as such term is defined in Instruction 2(b) to Item 3 of Form N-CSR. Mr. Latshaw and Ms. Nagler are “independent” as such term is defined in paragraph (a)(2) of Item 3 of Form N-CSR.

As indicated in Instruction 2(d) to Item 3 of Form N-CSR, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert pursuant to this Item 3 of Form N-CSR. The designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations, or liability that are greater than the duties, obligations, and liability imposed on such person as a member of the Audit Committee and board of trustees in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not affect the duties, obligations, or liability of any other member of the Audit Committee or board of trustees.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees
Billed to registrant for fiscal year ending December 31, 2011: $212,130
Billed to registrant for fiscal year ending December 31, 2010: $ 251,155

The audit fees for December 31, 2011 are based on amounts billed and expected to be billed to registrant by the registrant’s independent registered public accountant and include an estimated amount from the registrant’s independent registered public accountant for the out-of-pocket expenses it expects to bill to registrant for that time period.

(b)	Audit-Related Fees
Billed to registrant for fiscal year ending December 31, 2011: $ 0
Billed to registrant for fiscal year ending December 31, 2010: $ 0
The nature of the services comprising the fees disclosed under this category: not applicable Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Reg. S-X:
Billed for fiscal year ending December 31, 2011: $ 0 Billed for fiscal year ending December 31, 2010: $ 0
The nature of the services comprising the fees disclosed under this category: not applicable
(c)	Tax Fees
Billed to registrant for fiscal year ending December 31, 2011: $ 40,000
Billed to registrant for fiscal year ending December 31, 2010: $ 39,450
The nature of the services comprising the fees disclosed under this category:

Includes fees for reviewing the registrant’s compliance with tax qualification tests relating to asset diversification, gross income, and distribution requirements to maintain the registrant’s status as a Regulated Investment Company under current provisions of the Internal Revenue Code. Also includes fees for reviewing the registrant’s tax returns (federal, state, and excise) and a review of income tax and excise tax positions, issues and tax accounting methods with respect to the registrant.

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Reg. S-X:
Billed for fiscal year ending December 31, 2011: $ 0
Billed for fiscal year ending December 31, 2010: $ 0

The nature of the services comprising the fees disclosed under this category: not applicable

(d)	All Other Fees
Billed to registrant for fiscal year ending December 31, 2011: $ 0
Billed to registrant for fiscal year ending December 31, 2010: $ 0

The nature of the services comprising the fees disclosed under this category include: not applicable

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Reg. S-X:
Billed for fiscal year ending December 31, 2011: $ 20,600
Billed for fiscal year ending December 31, 2010: $ 0

The nature of the services comprising the fees disclosed under this category:

The fees for the period ending December 31, 2011 that were approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Reg. S-X were billed to registrant’s transfer agent, State Farm Investment Management Corp., by the registrant’s independent registered public accountant. These fees related to the performance of an internal control review of the internal controls of the registrant’s transfer agent and issuance of a report in accordance with Rule 17Ad-13 under the Securities Exchange Act of 1934 by the registrant’s independent registered public accountant.

(e)(1)

The Audit Committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X:

The Audit Committee (the “Committee”) will approve and recommend to the Board, the selection, retention or termination of the independent registered public accountants of the Trust, and review the independent registered public accountant’s fees to determine whether those fees appear to be appropriate for the services rendered.

	a.	Any engagement shall be pursuant to a written engagement letter approved by the Committee, which shall provide, among other things, that:

- the Committee shall be directly responsible for the appointment, compensation and oversight of the independent registered public accountants; and

- the independent registered public accountants shall report directly to the Committee.

	b.	Pre-approve any engagement of the independent registered public accountants to provide any services (other than the prohibited non-audit services specified in section c. below) to the Trust, or to SFIMC [State Farm Investment Management Corp.] and any entity controlling, controlled by, or under common control with SFIMC that provides ongoing services to the Trust (if the engagement relates directly to the operations and financial reporting of the Trust), including the fees and other compensation to be paid to the independent registered public accountants. The Chairman of the Committee may grant such pre-approval. Any such delegated pre-approval shall be presented to the Committee by the Chairman at the next meeting of the Committee.

		(1)	Pre-approval of non-audit services for the Trust is waived, if:

			a.	the aggregate amount of all non-audit services provided to the Trust is less than 5% of the total fees paid by the Trust to its independent registered public accountants during the fiscal year in which the non-audit services are provided;

			b.	the services were not recognized by management at the time of the engagement as non-audit services; and

			c.	such services are promptly brought to the attention of the Committee by management and the Committee approves them (which may be by delegation as provided for above) prior to the completion of the audit.

		(2)	Pre-approval of non-audit services for SFIMC or any entity controlling, controlled by, or under common control with SFIMC that provides ongoing services to the Trust is waived, if:

			a.	the aggregate amount of all non-audit services provided is less than 5% of the total fees paid by the Trust, SFIMC and any entity controlling, controlled by, or under common control with SFIMC that provides ongoing services to the Trust to its independent registered public accountants during the fiscal year in which the non-audit services are provided that would have to be pre-approved;

			b.	the services were not recognized by management at the time of the engagement as non-audit services; and

			c.	such services are promptly brought to the attention of the Committee by management and the Committee approves them (which may be by delegation) prior to the completion of the audit.

	c.	The independent registered public accountants shall not perform any of the following non-audit services for the Trust:

		(1)	bookkeeping or other services related to the accounting records or financial statements of the Trust;

		(2)	financial information systems design and implementation;

		(3)	appraisal or valuation services, fairness opinions, or contribution-in-kind reports;

		(4)	actuarial services;

		(5)	internal audit outsourcing services;

		(6)	management functions or human resources;

		(7)	broker or dealer, investment adviser, or investment banking services;

		(8)	legal services and expert services unrelated to the audit; and

		(9)	any other services that the Public Company Accounting Oversight Board determines are impermissible.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were rendered to the registrant and approved by the Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

	Paragraph (b)	Paragraph (c)	Paragraph (d)
Fiscal year ending December 31, 2011:	not applicable	not applicable	not applicable
Fiscal year ending December 31, 2010:	not applicable	not applicable	not applicable

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X:

	Paragraph (b)	Paragraph (c)	Paragraph (d)
Fiscal year ending December 31, 2011:	not applicable	0%	100%
Fiscal year ending December 31, 2010:	not applicable	0%	not applicable

(f)	Not applicable.

(g)	Aggregate non-audit fees billed by the registrant’s accountant for services rendered to registrant:

Fiscal year ending December 31, 2011:	$40,000
Fiscal year ending December 31, 2010:	$39,450

Aggregate non-audit fees billed by the registrant’s accountant for services rendered to registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser):

Fiscal year ending December 31, 2011:	$20,600
Fiscal year ending December 31, 2010:	$0

Aggregate non-audit fees billed by the registrant’s accountant for services rendered to an entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Fiscal year ending December 31, 2011:	$0
Fiscal year ending December 31, 2010:	$0

(h)	Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	INVESTMENTS.

(a)	The information required by this Item 6(a) is included as part of the report to shareholders under Item 1 of this Form N-CSR.

(b)	Not applicable.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may recommend nominees to the State Farm Variable Product Trust Board of Trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer evaluated the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”) (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of this report (the “Evaluation Date”), and based on their evaluation as of the Evaluation Date of these controls and procedures as required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-15(b) or 240.15d-15(b)) (as applicable), concluded that the registrant’s disclosure controls and procedures are effective.

(b) No change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1) Not applicable.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto as EX-99.CERT.

(a)(3) Not applicable.

(b) Certification of principal executive officer and principal financial officer required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-14(b) or 240.15d-14(b))(as applicable), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350): Attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

State Farm Variable Product Trust

By	/S/ EDWARD B. RUST, JR.
Edward B. Rust, Jr.
President

Date February 28, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/S/ EDWARD B. RUST, JR.
Edward B. Rust, Jr.
President

Date February 28, 2012

By	/S/ MICHAEL L. TIPSORD
Michael L. Tipsord
Senior Vice President and Treasurer

Date February 28, 2012